Exhibit 10.oo

CINERGY CORP. NON-UNION
EMPLOYEES’ PENSION PLAN

(As Amended and Restated

Effective January 1, 2003)

NOTE:  THIS TABLE OF CONTENTS IS NOT PART OF THE
CINERGY CORP. NON-UNION EMPLOYEES’ PENSION
PLAN; INSTEAD, THIS TABLE OF CONTENTS IS MERELY
FOR CONVENIENCE OF REFERENCE

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS

ARTICLE 2 EFFECTIVE DATE OF PLAN

ARTICLE 3 ELIGIBILITY AND PARTICIPATION
3.1	Date of Participation
3.2	Cash Balance Participation
3.3	Intermittent Employees and Temporary Employees
3.4	Leased Employees
3.5	Transfers of Employment
3.6	Transfers of Participants and Plan Assets To and From the Cinergy Corp. Union Employees’ Retirement Income Plan and Cinergy Corp. Union Employees’ Pension Plan.
3.7	Reclassification

ARTICLE 4 AMOUNT OF LIFE-ONLY PENSION
4.1	Normal Retirement Pension Formula
4.2	Normal Retirement Benefits for Participants in the PSI Plan
4.3	Normal Retirement Benefits for Participants in the MRP or RIP
4.4	General Method of Computing Annual Pension for Retirement at Early Retirement Date
4.5	General Method of Computing Annual Pension for a Terminated Vested Participant
4.6	Maximum Pension
4.7	Benefits if Plan Becomes a Top-Heavy Plan
4.8	2000 Limited Early Retirement Program
4.9	2002 Voluntary Early Retirement Program
4.10	Nonapplicability of Article

ARTICLE 4A CASH BALANCE ACCOUNTS
4.1A	Opening Account
4.2A	Pay Credits
4.3A	Interest Credits
4.4A	Cash Balance Annual Pension

ARTICLE 5 SEVERANCE FROM SERVICE-VESTING
5.1	Vesting Requirement

i

5.2	Severance from Service Before Vesting
5.3	Severance from Service After Vesting

ARTICLE 6 DEATH BENEFIT
6.1	Determination of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant
6.2	Method of Payment of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant
6.3	Preretirement Death Benefit for Cash Balance Participant

ARTICLE 7 FORMS OF PENSION
7.1	Normal Forms of Pension
7.2	Optional Forms of Retirement Income

ARTICLE 8 PAYMENT OF PENSION
8.1	Timing of Payment
8.2	Method of Payment
8.3	Small Benefits
8.4	Facility of Payment
8.5	Benefits for Late Retirees, Reemployed Retirees and Reemployed Terminated Vested Participants
8.6	Required Payment of Benefits
8.7	Direct Rollovers of Eligible Distributions

ARTICLE 9 RETIREE MEDICAL/DENTAL BENEFITS
9.1	Purpose
9.2	Eligibility
9.3	Separate Account
9.4	Impossibility of Diversion Prior To Satisfaction of All Liabilities
9.5	Reversion Upon Satisfaction of All Liabilities
9.6	Forfeitures
9.7	Employer Contributions To The Medical/Dental Benefits Account
9.8	Medical/Dental Benefits

ARTICLE 10 NONALIENATION OF BENEFITS

ARTICLE 11 ADMINISTRATION
11.1	Administrator
11.2	Removal and Replacement of Committee Members
11.3	Disqualification and Resignation
11.4	Chairperson, Services, and Counsel
11.5	Meetings
11.6	Quorum
11.7	Action Without Meeting
11.8	Notice to Trustee of Changes in Membership
11.9	Correction of Defects
11.10	Reliance Upon Legal Counsel

11.11	Expenses
11.12	Indemnification
11.13	Powers and Duties of Committee
11.14	Matters Specifically Excluded from Jurisdiction

ARTICLE 12 BENEFIT CLAIMS PROCEDURES

ARTICLE 13 FUNDING POLICY AND METHOD

ARTICLE 14 MISCELLANEOUS
14.1	No Enlargement of Employee Benefits
14.2	Reemployment
14.3	Qualified Military Service
14.4	Notice of Address
14.5	Data
14.6	No Individual Liability
14.7	Participant’s Statement of Agreement
14.8	No Diversion of Assets
14.9	Governing Laws
14.10	Severability
14.11	Interpretation and Regulation of Plan
14.12	Communications by Participants
14.13	Headings
14.14	Accrued Benefit Not to be Decreased by Amendment

ARTICLE 15 TRUSTS AND INSURANCE CONTRACTS
15.1	Trusts and Insurance Contracts
15.2	Irrevocability
15.3	Sufficiency of Pension Fund

ARTICLE 16 CONTRIBUTIONS

ARTICLE 17 APPROVAL UNDER INTERNAL REVENUE CODE

ARTICLE 18 TEMPORARY RESTRICTIONS ON BENEFITS
18.1	Temporary Restrictions

ARTICLE 19 AMENDMENT AND TERMINATION
19.1	Right to Amend or Terminate
19.2	Effect of Termination
19.3	Merger and Consolidation of Plan
19.4	Post-Change in Control Merger, Consolidation, or Transfer of Pension Plan Assets or Liabilities
19.5	General Protection of Benefits in the Event of a Change in Control
19.6	Post-Change in Control Surplus Reversion

ARTICLE 20 AUTHORIZED TRANSACTION

ARTICLE 21 PARTICIPATION BY OTHER EMPLOYERS
21.1	Adoption of Plan
21.2	Withdrawal from Participation
21.3	Cinergy as Agent for Employers

ARTICLE 22 CONTINUANCE BY A SUCCESSOR

ARTICLE 23 PROVISIONS RELATING TO TOP-HEAVY PLAN
23.1	Construction of this Section
23.2	Top-Heavy Determination
23.3	Effects of a Top-Heavy Determinations

ARTICLE 24 MERGER WITH THE MRP
24.1	Acceptance of Assets and Liabilities of MRP Trust
24.2	Participation of MRP Participants

ARTICLE 25 SPIN OFF OF PSI PLAN
25.1	Acceptance of Assets and Liabilities of PSI Plan Trust
25.2	Participation of PSI Plan Participants

ARTICLE 26 MRP, RIP, PSI PLAN RETIREE INCREASE
26.1	Eligible Recipient: Benefit Increase
26.2	Applicable Percentage
26.3	Definitions
26.4	Code Section 415 Limits
26.5	Miscellaneous

ADDENDUM – EGTRRA and 401(a)(9) Model Provisions

ADDENDUM A – (PSI Plan – Minimum Formulas)

ADDENDUM B – (MRP/RIP – Minimum Formulas)

ADDENDUM C – MRP/RIP 100% Spousal and Contingent Annuitant Benefit

ADDENDUM D – MRP/RIP 50% Contingent Annuitant Factors

ADDENDUM E – Level Income Option – Factors Using UP84 Mortality and 7.5% Interest

ADDENDUM F – MRP/RIP Level Income Option Factors

Adopted pursuant to resolutions of the Cinergy
Corp. Benefits Committee dated December 18, 2002

CINERGY CORP. NON-UNION

EMPLOYEES’ PENSION PLAN

(As Amended and Restated Effective January 1, 2003)

INTRODUCTION

Effective January 1, 1990, the Cincinnati Gas & Electric Company adopted The Cincinnati Gas & Electric Company Management Retirement Plan (“MRP”).  Effective January 1, 1998, the MRP was renamed the Cinergy Corp. Non-Union Employees’ Pension Plan.  Also, effective as of December 31, 1997, the assets and liabilities of the PSI Plan attributable to Eligible Employees were merged into this Plan.  The Plan was amended and restated as of January 1, 1999.  The provisions of this amendment and restatement of the Plan are effective as of January 1, 2003 except where an interim effective date is otherwise provided.

This Plan is maintained for the exclusive benefit of Eligible Employees.  The purpose of the Plan is to provide retirement income for Eligible Employees.  The Plan is designed to satisfy the requirements of Code subsection 401(a) and the applicable requirements of ERISA.

ARTICLE 1

DEFINITIONS

As used in this document, the following words and phrases, when capitalized, will have the meanings set forth below, unless a different meaning is plainly required by the context.

1.1                                 “Absence from Service” means, with respect to each Employee, his absence from service (with or without pay) with his Employer for any reason other than a quit, resignation, discharge, retirement, or death, including, but without limitation because of enumeration, vacation, holiday, sickness, disability, leave of absence (unless otherwise required by applicable law), or other layoff.  The expiration of an Employee’s Absence from Service shall be the earliest of his Actual Separation Date, the date the Employee returns to employment with his Employer or the expiration of 12 months from the first date of Absence from Service, except that for an Employee who had not become a Cash Balance Participant and who is totally disabled and qualifies for benefits under Cinergy’s Long-Term Disability Plan, the expiration of his Absence from Service will not occur until the earlier of (i) the date the Employee becomes a Cash Balance Participant (if applicable) or

(ii) the later of (a) the date he no longer qualifies for benefits under Cinergy’s Long-Term Disability Plan, or (b) his Normal Retirement Date, Early Retirement Date, or Actual Separation Date, whichever is applicable.

1.2                                 “Accrued Vacation Pay” means, with respect to an Exempt Employee or a Non-Exempt Employee, the compensation received at his Severance from Service for unused accrued vacation pursuant to the Employer’s applicable policy.

1.3                                 “Active Participant” means a Participant for whom benefits are being accrued under the Plan on the applicable date.

1.4                                 “Actual Separation Date” means:

(a)                                  with respect to a Participant who either (1) retires on or after his Normal Retirement Date, or (2) who retires on an Early Retirement Date, the first day of the calendar month coincident with or following the date of the Participant’s Severance from Service; or

(b)                                 with respect to a Participant who incurs a Severance from Service before he reaches age 50 and who is entitled to benefits determined under the provisions of Section 5.3 (Severance from Service After Vesting), the date of the Participant’s Severance from Service.

1.5                                 “Actuarial Equivalent” means a benefit having the same actuarially determined value as the benefit that the Actuarial Equivalent replaces.  The determination of an Actuarial Equivalent will be based on the actuarial assumptions in Subsections (a) and (b) below, except as provided in Subsection (c), (d), (e) or (f) below:

(a)                                  Mortality:

Participants in accordance with the UP–1984 Table, with no rating of ages; Spouses and Contingent Annuitants in accordance with the UP-1984 Table, with ages rated down three years;

(b)                                 Interest:

7-1/2% per annum, compounded annually.

(c)                                  Lump Sums:

With respect to any lump sum payment under Subsection 7.2(f) (Cash Balance Account Single Sum) or Section 8.3 (Small Benefits) that may be payable under the Plan during a Plan Year, the Actuarial Equivalent will be calculated using the applicable mortality table as prescribed from time to time by the Secretary of the Treasury (for distributions with Annuity Starting Dates after December 30, 2002, the mortality table prescribed in Revenue Ruling 2001–62) and an interest rate equal to the “applicable interest rate” under Code subsection 417(e) as specified by the

Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin (currently based on the annual rate of interest on 30-year Treasury securities) for the fifth full calendar month preceding the first day of the Plan Year in which the Annuity Starting Date occurs.

(d)           Small Lump Sums in 2003:

Notwithstanding Subsection (c), with respect to any determination of a lump sum amount pursuant to Section 8.3 (Small Benefits) for the Plan Year ending December 31, 2003 for a Participant, Spouse or Beneficiary who would have had a lump sum amount pursuant to Section 8.3 (Small Benefits) with an Annuity Starting Date after December 31, 2002 and before January 1, 2004 in an amount not in excess of $5,000 using the “applicable interest rate” as specified by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin (currently based on the annual rate of interest on 30-year Treasury securities) for the second full calendar month preceding the first day of the Plan Year, the amount of the lump sum for determining whether a lump sum is payable under Section 8.3 (Small Benefits) and if applicable the amount of the lump sum payment shall be determined, and shall not be less than the amount determined, using the “applicable interest rate” as specified by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin (currently based on the annual rate of interest on 30-year Treasury securities) for the second full calendar month preceding the first day of the Plan Year in which the Annuity Starting Date occurs or the fifth full calendar month preceding the first day of the Plan Year in which the Annuity Starting Date occurs, whichever produces a larger lump sum payment.

(e)                                  Conversion of Cash Balance Account to Annuity and Related Calculations

With respect to any conversion of a Cash Balance Account (or “Projected Cash Balance Account” as defined in Subsection 4.4A(a) (General Rule)) to an Annual Pension under Subsection 4.4A(a) (General Rule), the calculations under Section 6.3 (Preretirement Death Benefit for Cash Balance Participant), the calculations under Paragraph 7.1(a)(2) (Cash Balance Participant Without Prior Conversion Pension) and the calculations under Paragraph 7.1(a)(3) (Cash Balance Participant With Prior Conversion Pension), except as otherwise provided therein, the Actuarial Equivalent will be calculated using the applicable mortality table under Code subsection 417(e) as prescribed from time to time by the Secretary of the Treasury (currently the mortality table prescribed in Revenue Ruling 2001-62) and an interest rate equal to the “applicable interest rate” under Code subsection 417(e) as specified by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin (currently based on the annual rate of interest on 30-year Treasury securities) for the fifth full calendar month preceding the first day of the Plan Year in which the Annuity Starting Date occurs.

(f)                                    MRP/RIP/PSI Minimum.

In the case of a Participant who had an accrued benefit under the MRP, RIP, or the PSI Plan as of December 31, 1997, and who has a Severance from Service Date after December 31, 1997, no benefit determination other than lump sum payments under Subsections (c) and (d) (which shall be determined under Subsections (c) and (d), if and as applicable) will produce an amount that is less than that which would have been produced utilizing both the actuarial assumptions specified in the MRP, RIP, or the PSI Plan, whichever is applicable, as in effect on December 31, 1997, and the annual pension accrued as of December 31, 1997, determined under the provisions of the MRP, the RIP, or the PSI Plan, whichever is applicable, as then in effect.

1.6                                 “Additional Separation Date” means, with respect to a Participant who has an Initial Separation Date and who is later reemployed by an Employer, the first day of the calendar month coincident with or following the Participant’s next Severance from Service Date.  However, if the Participant has multiple Severance from Service Dates after his Initial Separation Date, then he will have an Additional Separation Date for each Severance from Service, which will be the first day of the calendar month coincident with or following the Participant’s applicable Severance from Service Date.

1.7                                 “Affiliate” means any employer that together with the Employer is under common control or a member of an affiliated service group as determined under Code subsections 414(b), (c), (m), and (o).  In determining whether an employer is a member of a controlled group for purposes of Section 4.6 (Maximum Pension), the rules osf Code subsections 414(b) and (c) will be applied as modified by Code subsection 415(h).

1.8                                 “Aggregate Account” means, with respect to a Participant who is also participating in a Qualified Defined Contribution Plan that is included in an Aggregation Group, the sum of:  (a) the Participant’s account balance under the plan as of the Valuation Date; (b) an adjustment for any contributions due under the plan as of the Determination Date (the adjustment will be the amount of any contributions actually made after the Valuation Date but before the Determination Date, except for the first Plan Year when the adjustment will also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in the first Plan Year); and (c) any Plan distributions made within the Plan Year that includes the Determination Date or within the four preceding Plan Years.  However, in the case of distributions made after the Valuation Date and prior to the Determination Date, distributions are not included as distributions for

Top-Heavy purposes to the extent that the distributions are already included in the Participant’s Aggregate Account balance as of the Valuation Date.

1.9                                 “Aggregation Group” means either a Required Aggregation Group or a Permissive Aggregation Group.

1.10                           “Annual Addition” means, with respect to a Participant for a Plan Year, the following amounts credited to a Participant’s account in any Qualified Defined Contribution Plan maintained by the Employer or an Affiliate for the Plan Year:  employer contributions, employee contributions (other than rollover contributions); forfeitures; amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code paragraph 415(l)(2), that is part of a pension or annuity plan maintained by the Employer or an Affiliate; and amounts derived from contributions paid or accrued after March 31, 1984, that are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, under a welfare benefit fund, as defined in Code subsection 419(e), maintained by the Employer or an Affiliate.

1.11                           (a)           “Annual Pension” for a Participant who has not become a Cash Balance Participant means, with respect to the Participant, the amount of the Participant’s pension, expressed as an annual benefit for the Participant’s lifetime commencing on his Normal Retirement Date (or, if the Participant has attained his Normal Retirement Date, the Annuity Starting Date as of which the Annual Pension is being determined) determined in accordance with Article 4 (Amount of Life-Only Pension).

(b)                                   “Annual Pension” for a Participant who has become a Cash Balance Participant means, with respect to the Participant, the amount of the Participant’s pension, expressed as an annual benefit for the Participant’s lifetime commencing on his Normal Retirement Date (or, if the Participant has attained his Normal Retirement Date, the Annuity Starting Date as of which the Annual Pension is being determined) determined in accordance with Article 4A (Cash Balance Accounts).

(c)                                    “Prior Conversion Pension” for (and only for) a Participant who has become a Cash Balance Participant and has had an amount credited to his Cash Balance Account in accordance with Section 4.1A (Opening Account) means the Participant’s accrued benefit amount used to determine the opening balance credited to his Cash Balance Account under Section 4.1A (Opening Account) expressed as an annual benefit for the Participant’s lifetime commencing on his Normal Retirement Date (or, if the Participant had attained his Normal Retirement Date as of the date the amount is credited to his Cash Balance Account, the date the amount is credited to his Cash Balance Account).  The Prior Conversion Pension for a Participant who has become a Cash Balance Participant and has had an amount credited to his Cash Balance Account in accordance with Section 4.1A (Opening Account) shall be determined as if the Employee had terminated employment with the Employer and all Affiliates as of the date immediately prior to the date the amount is credited to his Cash Balance Account or, if earlier, for an Employee who becomes a Cash Balance Participant upon reemployment the date of the Employee’s prior termination of employment.

1.12                           “Annual Performance Cash Award” means, with respect to an Employee, the cash award received by the Employee under the provisions of an Employer’s annual bonus or incentive pay plan or program, including, but without limitation because of enumeration, the Cinergy Annual Incentive Plan, the Cinergy Non-Union Employees’ Incentive Plan, or any successor Plan.

1.13                           “Annuity Starting Date” means, with respect to a Participant, the first day of the first period for which a Plan benefit is paid as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to the benefit.

1.14                           “Base Salary” means, with respect to an Exempt Employee, the monthly base salary received as remuneration for services performed for the relevant period, exclusive of any allowances, premiums, bonuses, overtime, or other forms or types of compensation.

1.15                           “Base Wage” means, with respect to a Non-Exempt Employee, the hourly base rate of pay received as remuneration for services performed for the relevant period, exclusive of any allowances, premiums, bonuses, overtime, or other forms or types of compensation, multiplied by his hours worked during the applicable period.

1.16                           “Beneficiary” means, with respect to each Participant, the person or persons who are to receive benefits under the Plan after the Participant’s death.

1.17                           “Board of Directors” means the duly constituted board of directors of Cinergy on the applicable date.

1.18                           “Break in Service” means, with respect to each Regular Employee, a Period of Severance of at least 12 consecutive months.  With respect to an Intermittent Employee or a Temporary Employee, a “Break in Service” means a Plan Year during which he completes 500 or fewer Hours of Service.

1.19                           “Cash Balance Account” means the notional account established and maintained for a Participant under the Plan pursuant to Article 4A (Cash Balance Accounts).  A Participant shall cease to have a Cash Balance Account upon commencement of distribution (subject to reinstatement as provided in the Plan).

1.20                           “Cash Balance Participant” means any Eligible Employee so designated in accordance with Section 3.2 (Cash Balance Participation).

1.21                           “CG&E” means The Cincinnati Gas & Electric Company, and any related company that adopted the MRP or the RIP.

1.22                           “Change in Control” means any of the following events in (a), (b), (c), or (d) below has occurred:

(a)                                  Any Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of Cinergy (not including in the securities beneficially owned by such Person any securities acquired directly from Cinergy or its affiliates) representing more than twenty percent (20%) of the combined voting power of Cinergy’s then outstanding securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in paragraph (1) of Subsection (b) below; or

(b)                                 There is consummated a merger or consolidation of Cinergy or any direct or indirect subsidiary of Cinergy with any other corporation, partnership or other entity, other than (1) a merger or consolidation that would result in the voting securities of Cinergy outstanding immediately prior to that merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least sixty percent (60%) of the combined voting power of the securities of Cinergy or the surviving entity or its parent outstanding immediately after the merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of Cinergy (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of Cinergy (not including in the securities beneficially owned by such a Person any securities acquired directly from Cinergy or its affiliates other than in connection with the acquisition by Cinergy or its affiliates of a business) representing twenty percent (20%) or more of the combined voting power of Cinergy’s then outstanding securities; or

(c)                                  During any period of two (2) consecutive years, individuals who at the beginning of that period constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Cinergy) whose appointment or election by Cinergy’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election, or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the Board of Directors; or

(d)                                 The stockholders of Cinergy approve a plan of complete liquidation or dissolution of Cinergy or there is consummated a sale or disposition by

Cinergy of all or substantially all of Cinergy’s assets, other than a sale or disposition by Cinergy of all or substantially all of Cinergy’s assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by stockholders of Cinergy in substantially the same proportions as their ownership of Cinergy immediately prior to the sale.

(e)                                  For purposes of this Section, “Person” has the meaning set forth in paragraph 3(a)(9) of the Securities Exchange Act, as modified and used in subsections 13(d) and 14(d) of the Securities Exchange Act; however, a Person will not include the following: (1) Cinergy or any of its subsidiaries or affiliates; (2) a trustee or other fiduciary holding securities under an employee benefit plan of Cinergy or any of its subsidiaries or affiliates; (3) an underwriter temporarily holding securities pursuant to an offering of those securities; or (4) a corporation owned, directly or indirectly, by the stockholders of Cinergy in substantially the same proportions as their ownership of stock of Cinergy.

1.23                           “Cinergy” means Cinergy Corp., a Delaware corporation, and any corporation that succeeds to its business and adopts the Plan.

1.24                           “Claimant” means a person submitting a claim for benefits under the Plan.

1.25                           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rulings and regulations.

1.26                           “Committee” means the benefits committee established pursuant to Article 11 (Administration) to serve as Plan administrator.

1.27                           “Contingent Annuitant” means, with respect to any Participant electing a contingent pension option under Section 7.2 (Optional Forms of Retirement Income), the person designated by the Participant to receive a contingent pension after the Participant’s death.

1.28                           “Covered Compensation” means, with respect to a Participant, the average (without indexing) of the annual Social Security taxable wage bases under the Social Security Act for each year during the 35 calendar years ending with the last day of the calendar year in which the Participant reaches his Social Security Retirement Age.  In determining a Participant’s Covered Compensation, the Social Security taxable wage base for all calendar years beginning after the year of the Participant’s Severance from Service Date is assumed to be the same as the taxable wage base in effect as of the beginning of the year in which the Participant’s Severance from Service Date occurs.  The determination of a Participant’s Covered Compensation shall be made in accordance with Code subsection 401(l).

1.29                           “Defined Benefit Plan Fraction” means, with respect to an individual participating in one or more Qualified Defined Benefit Plans for any calendar year, the fraction, the numerator of which is the individual’s Projected Annual Benefit under the Qualified Defined Benefit Plans (determined as of the end of the calendar year), and the denominator of which is the lesser of:  (a) the product of 1.25 (1.0 if the Plan is a Top-Heavy Plan for the particular calendar year) multiplied by the dollar limitation in effect under Code subparagraph 415(b)(1)(A) for that calendar year, or (b) the product of 1.4 multiplied by the amount that may be taken into account under Code subparagraph 415(b)(1)(B) with respect to the individual under the Qualified Defined Benefit Plans for the calendar year.

1.30                           “Defined Contribution Plan Fraction” means, with respect to an individual participating in one or more Qualified Defined Contribution Plans for any calendar year, the fraction, the numerator of which is the sum of the Annual Additions with respect to the Participant (determined as of the close of the calendar year), and the denominator of which is the lesser of the following amounts (determined for that calendar year and for each prior calendar year of service with the Employer):  (a) the product of 1.25 (1.0 if the Plan is a Top-Heavy Plan for the particular calendar year) multiplied by the dollar limitation in effect under Code subparagraph 415(c)(1)(A) for the calendar year (determined without regard to Code paragraph 415(c)(6)), or (b) the product of 1.4 multiplied by the amount that may be taken into account under Code subparagraph 415(c)(1)(B) with respect to that individual under all Qualified Defined Contribution Plans for the calendar year.

1.31                           “Dependent” means any individual who is eligible for coverage under the Medical/Dental Plan as the “spouse” or “dependent” of an Eligible Retiree.

1.32                           “Determination Date” means, for purposes of determining whether the Plan is a Top-Heavy Plan for any Plan Year, the last day of the preceding Plan Year, or, for the first Plan Year, the last day of the Plan Year.

1.33                           “Direct Rollover” means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

1.34                           “Disability Date” means, with respect to a Participant, the date the Participant is first determined to be totally disabled under Cinergy’s Long Term Disability Plan, as amended from time to time.

1.35                           “Distributee” means an Employee or former Employee.  In addition, the Employee’s or former Employee’s surviving Spouse, and the Employee’s or former Employee’s Spouse who is the alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the Spouse or former Spouse.

1.36                           “Early Retirement Date” means, with respect to each Participant who has satisfied the Vesting Requirement, and whose Severance from Service occurs on or after his 50th birthday but prior to his Normal Retirement Date, the first day of the calendar month coincident with or following his Severance from Service.  The Early Retirement Date definition, however, shall not apply to a Participant for periods on and after the Participant becomes a Cash Balance Participant except as otherwise provided in Article 4A (Cash Balance Accounts).

1.37                           “Earnings” means, with respect to any Employee for any period of reference, the sum of the Employee’s:  (a) Base Salary or Base Wage, (b) Overtime Pay, (c) Shift Premiums, (d) Work Schedule Recognition Pay, (e) Holiday Premiums, (f) Accrued Vacation Pay, (g) Performance Lump Sum Pay, and (h) Annual Performance Cash Awards.  “Earnings” does not include (a) reimbursements or other expense allowances, (b) fringe benefits (cash and noncash) other than those named in the preceding sentence, (c) moving and relocation expenses, (d) deferred compensation, (e) welfare benefits, (f) Long-Term Performance Awards, (g) Executive Individual Incentive Awards, (h) other forms of compensation or remuneration that are not specifically named in the preceding sentence, or (i) any payments received by an Employee from any Affiliate that is not an Employer.

Notwithstanding the foregoing provisions of this Section, an Employee’s Earnings taken into account for any Plan Year will not exceed $150,000, as adjusted pursuant to Code paragraph 401(a)(17).

1.38                           “Eligible Employee” means an Employee other than a Leased Employee or an Employee whose terms and conditions of employment are governed by a collective bargaining agreement that does not provide for participation in this Plan.  Notwithstanding the foregoing provisions of this Section 1.38, Eligible Employee shall not include any Employee of Vestar, Inc. whose Employment Commencement Date is after December 31, 2002.

1.39                           “Eligible Individual” means an Eligible Retiree or a Dependent.

1.40                           “Eligible Retiree” means an individual who:

(a)                                  is a Retired Participant who is also eligible to participate in the Medical/Dental Plan, and

(b)                                 is not a Key Employee at any time during the current Plan Year and has not been a Key Employee at any time during any previous Plan Year for which contributions were made for that individual’s benefit to the Medical/Dental Benefits Account.

1.41                           “Eligible Retirement Plan” means an individual retirement account described in Code subsection 408(a), an individual retirement annuity described in Code subsection 408(b), an annuity plan described in Code subsection 403(a), or a qualified trust described in Code subsection 401(a), that accepts the Distributee’s Eligible Rollover Distribution.  However, in the case of an Eligible Rollover

Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

1.42                           “Eligible Rollover Distribution” means any distribution of all or a portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s Beneficiary, or for a specified period of ten years or more; any distribution to the extent that the distribution is required under Code paragraph 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

1.43                           “Employee” means any person who is employed by an Employer, other than as an employee classified by his Employer as a summer laborer or summer employee, and who receives compensation that the Employer initially reports on a federal wage and tax statement (Form W–2).  For purposes of crediting Service or Years of Eligibility Service for purposes of eligibility to participate and vesting and, except as otherwise provided, for purposes of the rules set out in Section 4.6 (Maximum Pension) and Article 23 (Provisions Relating to Top-Heavy Plan), the term “Employee” includes a Leased Employee.

1.44                           “Employer” means Cinergy and any Affiliate that, with the consent of the Board of Directors, elects to participate in the Plan pursuant to Section 21.1 (Adoption of Plan) and any successor corporation or other organization or entity that adopts the Plan pursuant to Article 22 (Continuance by a Successor).  If any Affiliate withdraws from participation in the Plan pursuant to Section 21.2 (Withdrawal from Participation), that Affiliate will cease to be an Employer.

1.45                           “Employment Commencement Date” means, with respect to each Employee, the date as of which the Employee is first entitled to be credited with an Hour of Service.

1.46                           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and interpretive rulings and regulations.

1.47                           “Executive Individual Incentive Awards” means, with respect to an Employee, any cash or stock-based award (other than Annual Performance Cash Awards) received by a Highly Compensated Participant pursuant to the terms of any individualized bonus or incentive pay plan or program, including, but without any limitation because of enumeration, any retention or signing bonus.

1.48                           “Exempt Employee” means an Eligible Employee whose pay is customarily computed on a salaried basis, and whose employment is not subject to FLSA overtime and record keeping provisions.

1.49                           “Final Average Earnings” means the average of the Participant’s Section 415 Compensation over the five consecutive years of employment with his Employer that provide the highest average, excluding compensation in years before January 1, 1984, and compensation in years after the close of the last Plan Year in which the Plan is determined to be a Top-Heavy Plan.

1.50                           “FLSA” means the Fair Labor Standards Act of 1938, as amended from time to time, and interpretive rulings and regulations.

1.51                           “Group Annuity Contract” means Group Annuity Contract No. 9599GAC issued by John Hancock Mutual Life Insurance Company, as amended or replaced from time to time.

1.52                           “Highest Average Earnings” means a Participant’s highest average annual Earnings for any three consecutive calendar years out of his last ten years of Participation.  However, if the Participant completes fewer than three years of Participation, his Highest Average Earnings will mean his average annual Earnings for his total years of Participation.  If a Participant is totally disabled and qualifies for benefits under Cinergy’s Long-Term Disability Plan until his Normal Retirement Date, Early Retirement Date, or Actual Separation Date, whichever is applicable, his Severance from Service Date will be deemed for purposes of this section to be his Disability Date.  For purposes of this Section, if a Participant’s Severance from Service Date is other than December 31, the following periods will be treated as a period of three consecutive calendar years:

(a)                                  His months of Participation in the calendar year that includes his Severance from Service Date; plus

(b)                                 The two (or fewer) full calendar years of Participation prior to his Severance from Service Date; plus

(c)                                  From the calendar year immediately preceding the period described in Subsection (b), the lesser of (1) the Participant’s months of Participation in that year, or (2) the number of months equal to 12 minus the number of months included pursuant to Subsection (a).  A Participant’s Earnings will be deemed to have been earned ratably throughout the period described in this Subsection (c).

1.53                           “Highly Compensated Participant” means a highly compensated active Employee and a highly compensated former Employee.  A highly compensated active Employee includes any Employee who performs service for the Employer during the Plan Year and who (a) is a 5% owner for that Plan Year or was a 5% owner for the prior Plan Year; or (b) for the preceding Plan Year received compensation from the Employer in excess of $80,000 (as adjusted pursuant to Code subsection 415(d)).  The Employer does not elect to require that a highly compensated active Employee must be a member of the Employer’s top-paid group for the preceding Plan Year.

A highly compensated former Employee includes any Employee who terminated employment (or was deemed to have terminated employment) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a highly compensated active Employee for either the Plan Year during which he terminated employment or any Plan Year ending on or after the Employee’s 55th birthday.

The determination of who is a Highly Compensated Participant, including the determination of the compensation that is considered, will be made in accordance with Code subsection 414(q).

1.54                           “Holiday Premiums” means, with respect to a Non-Exempt Employee, the compensation received as a premium for services performed for the relevant period for working on a holiday recognized by the Employer pursuant to its applicable policy.

1.55                           “Hour of Service” means, with respect to any Employee, any of the following:

(a)                                  each hour for which he is paid, or entitled to payment, by an Employer for the performance of duties for that Employer;

(b)                                 each other hour for which back pay, irrespective of mitigation of damages, has been either awarded to him or agreed to be paid to him by an Employer;

(c)                                  each other hour for which he is absent from his normal period of employment with his Employer due to an approved military leave, maternity leave, paternity leave, adoption leave, worker’s compensation leave, personal leave of six consecutive months or less, sick leave of six consecutive months or less, or total disability qualifying him for benefits under Cinergy’s Long-Term Disability Plan for a period of no more than twelve months for all purposes except that a Participant can receive more than twelve months for purposes of determining his Participation under Section 1.73; and

(d)                                 each other hour for which he is paid, or entitled to payment, by an Employer for a period of time during which he does not perform any duties for that Employer (irrespective of whether or not his employment relationship with that Employer has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, witness duty, military duty, or leave of absence.

In computing an Hour of Service, the Plan may use the equivalencies set forth in paragraph (e) of 29 C.F.R. §2530.200b–3.  However, if different equivalencies are used for different classifications of Employees, then those classifications must be reasonable and consistently applied.  Each Hour of Service will be credited to the Employee for the appropriate computation period in accordance with the provisions of paragraphs (b) and (c) of 29 C.F.R. §2530.200b–2, and each Hour of Service, when aggregated for a particular computation period, will constitute the Hours of Service credited to the Employee for that computation period.  However, no Employee will be credited under Subsection (d) either with more than 501 Hours of Service on account of any single continuous period during which the Employee performs no duties for an Employer irrespective of whether or not that period occurs in a single computation period, or with an hour for which the Employee is paid, or entitled to payment, by an Employer if that payment is made solely for the purposes of either reimbursing the Employee for medical or medically related expenses incurred by the Employee or complying with applicable worker’s compensation, unemployment compensation, or disability insurance laws.  However, the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (d) of this Section will be subject to the same limitations set forth in the immediately preceding sentence with respect to Subsection (d).

1.56                           “Initial Separation Date” means, with respect to a Participant who is entitled to benefits under the provisions of Section 5.1 (Vesting Requirement), Section 5.2 (Severance from Service Before Vesting), or Section 5.3 (Severance from Service After Vesting), the first day of the calendar month coincident with or following the Participant’s initial Severance from Service Date.

1.57                           “Insurance Company” means any insurance company holding any part of the Pension Fund.

1.58                           “Interest Credits” means the credits to the Cash Balance Account described in Section 4.3A (Interest Credits).

1.59                           “Intermittent Employee” means an Eligible Employee who performs services intermittently from time to time as needed by the Employer and as mutually agreed by the Employer and the Employee.  An Employee who is an Intermittent Employee and becomes a Cash Balance Participant shall be deemed to have become and to be a Regular Employee (and not an Intermittent Employee) for periods on and after the first day on which he becomes a Cash Balance Participant.

1.60                           “Key Employee” means an Employee or former Employee of an Employer who, at any time during the determination period, is:

(a)                                  an officer of an Employer having annual Section 415 Compensation from his Employer greater than 50 percent of the amount in effect under Code subparagraph 415(b)(1)(A) for any Plan Year;

(b)                                 one of the ten Employees having annual Section 415 Compensation from his Employer of more than the limitation in effect under Code subparagraph 415(c)(1)(A) and owning (or considered as owning within the meaning of Code section 318) the largest interests in the Employer.

(c)                                  the owner (or considered as the owner within the meaning of Code section 318) either of more than five percent of the outstanding stock of Cinergy, or stock possessing more than five percent of the total combined voting power of all stock of Cinergy; or

(d)                                 the recipient of at least $150,000 in annual Section 415 Compensation from the Employer and who owns (or is considered as owning within the meaning of Code section 318) either more than one percent of the outstanding stock of Cinergy or stock possessing more than one percent of the total combined voting power of all stock of Cinergy.

However, no more than 50 Employees of an Employer will be deemed to be officers for any particular Plan Year.  Also, the term Key Employee includes the beneficiaries of a Key Employee.  For purposes of Subsection (b) above, if two Employees have the same interest in the Employer, the Employee having greater annual Earnings from his Employer will be treated as having a larger interest.  The determination of who is a Key Employee will be made in accordance with Code paragraph 416(i)(1).

1.61                           “Leased Employee” means any person who performs services for another person, the “recipient,” but who is not an employee of the recipient, if (a) the services are provided pursuant to an agreement between the recipient and any other person, (b) the person has performed the services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and (c) the services are performed under the primary direction and control of the recipient.  A Leased Employee will not be considered an employee of the recipient if:

(a)                                  that employee is covered by a money purchase pension plan providing:

(1)                                  a non-integrated employer contribution rate of at least 10 percent of compensation, as defined in Code paragraph 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement that are excludable from the Employee’s gross income under Code section 125, Code paragraph 402(a)(8), or Code subsections 402(h) or 403(b);

(2)                                  immediate participation;

(3)                                  full and immediate vesting; and

(b)                                 leased employees do not constitute more than 20 percent of the recipient’s non-highly compensated work force.

1.62                           “Long-Term Performance Awards” means, with respect to an Employee, the cash or stock-based award received by the Employee pursuant to the provisions of an Employer’s long-term bonus or incentive pay plan or program, including, but without limitation because of enumeration, the Cinergy Performance Shares Plan or the Cinergy 1996 Long-Term Incentive Compensation Plan.

1.63                           “Medical/Dental Benefits” means the benefits specified and payable under Section 9.8 (Medical/Dental Benefits) from the Medical/Dental Benefits Account.

1.64                           “Medical/Dental Benefits Account” means the separate account established pursuant to Article 9 (Retiree Medical/Dental Benefits) for contributions to fund benefits payable under Article 9 (Retiree Medical/Dental Benefits).

1.65                           “Medical/Dental Plan” means any plan or program that is established by the Employer to provide medical or dental insurance coverage or medical or dental expense reimbursements to Eligible Individuals.

1.66                           “MRP” means The Cincinnati Gas & Electric Company Management Retirement Plan, as in effect immediately prior to January 1, 1998.

1.67                           “Non-Exempt Employee” means an Eligible Employee whose pay is customarily computed on an hourly, weekly, or bi-weekly basis, and whose employment is subject to FLSA overtime and record keeping provisions.

1.68                           “Nonforfeitable” means, with respect to a Participant’s claim for benefits under the Plan, that the claim is unconditional, legally enforceable, and not subject to divestment except in accordance with the Plan’s specific provisions, including, but without limitation because of enumeration, the provisions of Section 15.3 (Sufficiency of Pension Fund).

1.69                           “Normal Retirement Date” means, with respect to each Participant, the first day of the calendar month coincident with or following his 65th birthday.

1.70                           “Option Effective Date” means a Participant’s Actual Separation Date, unless further extended with respect to a Participant making a timely election during the applicable election period, in which case the Option Effective Date will be the first day of the calendar month coincident with or following the last day of the applicable election period, provided he has timely elected the option on or before that date.

1.71                           “Overtime Pay” means, with respect to an Employee, the compensation received as remuneration consistent with the requirements of the FLSA, or for services performed for the relevant period for hours worked beyond the Employee’s regularly scheduled work hours pursuant to the Employer’s applicable policy.

1.72                           “Participant” means any Eligible Employee who has met the eligibility requirements set forth in Article 3 (Eligibility and Participation) and for whom benefits are to be provided under the Plan.

1.73                           “Participation” means, with respect to an Eligible Employee, the period of time during which he is treated as a Participant in the Plan, the length of which will be determined as follows:

(a)                                  A Regular Employee will be credited with Participation for the period of time beginning with the later of (1) January 1, 1998, or (2) his Employment Commencement Date and ending on his Severance from Service Date.

(b)                                 A Regular Employee will be credited with Participation for any Period of Credited Severance during which he is a Participant or former Participant.

(c)                                  An Intermittent Employee or Temporary Employee who has become a Participant pursuant to Section 3.2 (Intermittent Employees and Temporary Employees) will be credited, retroactively if necessary, with Participation beginning on the later of (1) January 1, 1998, or (2) his Employment Commencement Date.  An Intermittent Employee or Temporary Employee will be credited with one year of Participation for each Plan Year in which he completes at least 1,000 Hours of Service.  An Intermittent Employee or Temporary Employee will not be credited with any Participation for any Plan Year in which he completes less than 1,000 Hours of Service.

(d)                                 If an Intermittent or Temporary Employee becomes a Regular Employee on a date other than the first day of a Plan Year, all of his Hours of Service completed during the Plan Year in which the change in employment status occurred will be counted.  If the Employee completes at least 1,000 Hours of Service during that Plan Year, he will be credited with one year of Participation for the Plan Year in which the change occurred.  If the Employee does not complete at least 1,000 Hours of Service during the Plan Year in which the change occurred, he will be credited with one month of Participation for each calendar month during that Plan Year in which he is credited with at least one Hour of Service as a Regular Employee.

(e)                                  Notwithstanding any other provision of this Plan to the contrary, an Eligible Employee who accrued “years of accredited service” (as defined in the MRP and the RIP) under the MRP or the RIP or “years of participation” (as defined in the PSI Plan) under the PSI Plan will be credited with years of Participation under this Plan for the years of accredited service credited to him under the MRP or the RIP and the years of participation credited to him under the PSI Plan before January 1, 1998.

(f)                                    In determining an Eligible Employee’s total Participation for purposes of the Plan, all periods of service that are credited to the Employee under Subsections (a) through (e) above will be aggregated.  In no event will an Employee be credited more than once for the same period of Participation.

(g)                                 Notwithstanding Subsection (f), if an Eligible Employee is a Reemployed Retiree or a Reemployed Terminated Vested Participant, and his “years of participation” (as defined in the PSI Plan) under the PSI Plan or his “years of accredited service” (as defined in the MRP or RIP) under the MRP or RIP were subject to a maximum under the pension formula applicable to the Eligible Employee at the time he incurred a Severance from Service, that Eligible Employee’s total Participation when he again incurs a Severance from Service under the Plan will not exceed the sum of his maximum pre-1998 years and the Eligible Employee’s years of Participation during his period of reemployment.

1.74                           “Pay Credits” means the credits to the Cash Balance Account described in Section 4.2A (Pay Credits).

1.75                           “Pension Fund” or “Fund” means the fund established in consequence of and for the purposes of the Plan to provide the benefits under the Plan, including all funds held in all trusts and group annuity contracts that are being used as funding media for the Plan.

1.76                           “Performance Lump Sum Pay” means, with respect to an Exempt Employee or a Non-Exempt Employee, the compensation received as remuneration based upon the Employee’s performance when the Employer’s applicable merit pay policy would otherwise preclude a performance based increase.

1.77                           “Period of Credited Severance” means, with respect to each Regular Employee who has incurred a Severance from Service, and who, within 12 Months of his Severance from Service Date, performs an Hour of Service, the Period of Severance commencing on the Regular Employee’s Severance from Service Date and ending on the date thereafter upon which he first performs an Hour of Service.  In the case of a Regular Employee who has incurred a Severance from Service that occurs during an Absence from Service by reason of a maternity or paternity absence as defined in Subsection 1.99(b), the period between the first and second anniversaries of the first day of absence will not be a Period of Credited Severance.

1.78                           “Period of Severance” means, with respect to each Regular Employee, the period of time commencing on his Severance from Service Date and ending on the date thereafter upon which he first performs an Hour of Service.

1.79                           “Permissive Aggregation Group” means an Aggregation Group that may include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code paragraph 401(a)(4) and Code section 410.

1.80                           “Plan” means the pension plan known as the “Cinergy Corp. Non-Union Employees’ Pension Plan,” as amended, from time to time.  As effective January 1, 2003, this document sets forth the Plan.

1.81                           “Plan Year” means the calendar year.

1.82                           “Present Value of Accrued Benefits” means, with respect to Top-Heavy Plan status, the sum of:

(a)                                  the present value of the Plan’s accrued benefits using the 1994 Group Annuity Reserving Table with a 50/50 mix of males and females and 7–1/2% interest, and

(b)                                 any Plan distributions made within the Plan Year that includes the Determination Date or within the four preceding Plan Years.  However, in the case of distributions made after the Valuation Date and prior to the Determination Date, the distributions are not included as distributions for Top-Heavy Plan purposes to the extent that the distributions are already included in the Participant’s present value of accrued benefits as of the Valuation Date.

1.83                           “Projected Annual Benefit” means, with respect to any Participant participating in a Qualified Defined Benefit Plan maintained by an Employer or an Affiliate, the annual straight life annuity benefit to which the Participant would be entitled under that Qualified Defined Benefit Plan based upon the following assumptions:

(a)                                  the Participant will continue as an employee of an Employer until reaching the Participant’s normal retirement age under the plan (or the Participant’s current age if that is later);

(b)                                 the Participant’s compensation used to determine benefits under the plan for the calendar year under consideration will remain the same until the date the Participant attains the age described in Paragraph (a); and

(c)                                  all other relevant factors used to determine benefits under the plan for the calendar year under consideration will remain constant for all future calendar years.

1.84                           “PSI Plan” means the PSI Energy, Inc. Pension Plan, as in effect immediately prior to January 1, 1998.

1.85                           “Qualified Defined Benefit Plan” means any qualified defined benefit plan as defined in Code subsections 414(j) and 415(k).

1.86                           “Qualified Defined Contribution Plan” means any qualified defined contribution plan as defined in Code subsections 414(i) and 415(k).

1.87                           “Qualified Domestic Relations Order” means a qualified domestic relations order as defined in Code subsection 414(p).

1.88                           “Reduced Primary Social Security Benefit” means the reduced amount of primary federal old age insurance benefit estimated by the Committee that is, or would be,

payable or estimated to become payable to a Participant at his earliest eligibility date.  The estimate is based on the Social Security Act as in effect at the Participant’s Option Effective Date.  If a Participant supplies documentation from the Social Security Administration of his or her actual Reduced Primary Social Security Benefit at least 60 days before his or her Option Effective Date, that amount will be used in lieu of the estimate referred to above.  A Reduced Primary Social Security Benefit calculated using actual documentation will not be recalculated.

1.89                           “Reemployed Retiree” means a Participant, other than a Terminated Vested Participant, who is reemployed by an Employer after his Initial Separation Date or an Additional Separation Date.

1.90                           “Reemployed Terminated Vested Participant” means a Terminated Vested Participant who is reemployed by an Employer after his Initial Separation Date or an Additional Separation Date.

1.91                           “Reemployment Commencement Date” means, with respect to an Eligible Employee who incurs a Severance from Service and is later reemployed by an Employer, the date upon which the Eligible Employee first performs an Hour of Service after his reemployment.

1.92                           “Regular Employee” means an Eligible Employee who is not an Intermittent Employee or a Temporary Employee.  An Employee who is an Intermittent or Temporary Employee and becomes a Cash Balance Participant shall be deemed to have become and to be a Regular Employee (and not an Intermittent Employee or Temporary Employee) for periods on and after the first day on which he becomes a Cash Balance Participant.

1.93                           “Required Aggregation Group” means an Aggregation Group consisting of each plan of an Employer, including any terminated plan, in which a Key Employee has been a Participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer that enables any plan in which a Key Employee participates to meet the requirements of Code subsection 401(a) or Code section 410.

1.94                           “Retired Participant” means a former Participant, other than a Terminated Vested Participant, while alive on and after his Actual Separation Date.

1.95                           “RIP” means The Cincinnati Gas & Electric Company Retirement Income Plan, as in effect immediately prior to January 1, 1998.

1.96                           “Section 415 Compensation” means an Eligible Employee’s earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and, except as provided in the following sentence, excluding the following:  (a) Employer contributions to a plan of deferred compensation that are not included in the Employee’s gross income for the taxable year in which contributed or any distributions from a plan of deferred compensation; (b) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and (c) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option.  Notwithstanding the foregoing, Section 415 Compensation will include any elective deferral as defined in Code paragraph 402(g)(3) and amounts contributed by an Employer pursuant to a salary reduction agreement that are excludable from the Employee’s gross income under Code section 125 or 457.  For limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 4.6 (Maximum Pension) of the Plan, Section 415 Compensation paid or made available during such limitation year shall include elective amounts that are not includable in the gross income of the Employee by reason of Code paragraph 132(f)(4).

1.97                           “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and interpretive rulings and regulations.

1.98                           “Service” means, with respect to an Eligible Employee, the period of time during which the employment relationship exists between the Eligible Employee and the Employer, the length of which is determined as follows:

(a)                                  A Regular Employee will be credited with Service for the period of time beginning with his Employment Commencement Date and ending on his Severance from Service Date.

(b)                                 A Regular Employee will be credited with Service for each Period of Credited Severance.

(c)                                  An Intermittent Employee or Temporary Employee who has completed one Year of Eligibility Service will be credited, retroactively if necessary, with Service beginning on his Employment Commencement Date.  An Intermittent Employee or Temporary Employee will be credited with one year of Service for each Plan Year in which he completes at least 1,000 Hours of Service.  An Intermittent Employee or Temporary Employee will not be credited with any Service for any Plan Year in which he completes less than 1,000 Hours of Service.

(d)                                 If an Intermittent or Temporary Employee becomes a Regular Employee on a date other than the first day of a Plan Year, all of his Hours of Service completed during the Plan Year in which the change in employment status occurred will be counted.  If the Employee completes at least 1,000 Hours of Service during that Plan Year, he will be credited with one year of Service for the Plan Year in which the change occurred.  If the Employee does not complete at least 1,000 Hours of Service during the Plan Year in which the change occurred, he will be credited with one month of Service for each calendar month during that Plan Year in which he is credited with at least one Hour of Service as a Regular Employee.

(e)                                  An Eligible Employee will be credited with Service for any period of Service with an Affiliate (including an Employer) after he has reached age 18, which for an Affiliate will be determined as if he had been employed by the Employer during that period.

(f)                                    Notwithstanding any other provision of the Plan to the contrary, any Eligible Employee who accrued “years of service” (as defined in the PSI Plan) under the PSI Plan or “years of vesting service” (as defined in the MRP or RIP) under the MRP or the RIP will be credited with Service for the years of service credited to him under the PSI Plan and the years of vesting service credited to him under the MRP or RIP before January 1, 1998.

(g)                                 In determining an Eligible Employee’s total Service for purposes of the Plan, all periods of Service that are credited to the Employee under Subsections (a) through (f) above will be aggregated, subject to the provisions in Section 14.2 (Reemployment).  In no event will an Employee receive credit more than once for the same period of Service.

1.99         “Severance from Service” means, with respect to an Employee:

(a)                                  the date of termination of his employment relationship with his Employer by reason of a quit, resignation, discharge, retirement, death, or layoff of the Employee for an indefinite period of time made without any expectation on the part of the Employer at the time of layoff to recall the Employee, for employment with the Employer as an Employee within 12 months from the date of the commencement of the layoff; or

(b)                                 the first anniversary of the first date of the Employee’s Absence from Service or, if later, and solely for purposes of determining a Participant’s Participation under Section 1.73 (Participation), the expiration of an Absence from Service.  Notwithstanding the preceding sentence, if an Employee has an Absence from Service of more than one year by reason of a maternity or paternity absence, the Employee’s Severance from Service occurs on the second anniversary of that absence; provided that the period between the first and second anniversaries of the first day of such Absence from Service is neither a period of service nor a period of severance.  For purposes of this Subsection, an Absence from Service for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of that individual, (3) by reason of the placement of a child with the individual in connection with the adoption of the child by that individual, or (4) for purposes of caring for the child for a period beginning immediately following its birth or placement.

For purposes of this Subsection, the term “Employer” includes all Affiliates, and an Employee or former Employee will not be treated as having incurred a Severance from Service until the employment relationship between the Employee and all Employers and Affiliates is terminated.

1.100       “Severance from Service Date” means, with respect to each Employee, the date of his Severance from Service.

1.101                     “Shift Premiums” means, with respect to a Non-Exempt Employee, the compensation received as a premium for services performed for the relevant period for working a shift other than the Employer’s regular day shift pursuant to the Employer’s applicable policy.

1.102                     “Social Security Act” means the federal Social Security Act, 42 U.S.C. §301, et seq., as amended from time to time, and interpretive rulings and regulations.

1.103                     “Social Security Retirement Age” means respectively (a) age 65 for a Participant born before January 1, 1938; (b) age 66 for a Participant born after December 31, 1937, but before January 1, 1955; and (c) age 67 for a Participant born after December 31, 1954.

1.104                     “Spouse” means, with respect to any Participant, the Participant’s lawfully married spouse, if any, on the applicable date.  The Plan will not recognize common law marriages or similar arrangements unless required to do so by federal law.  A former Spouse will also be considered a Spouse to the extent provided under a Qualified Domestic Relations Order.

1.105                     “Super Top-Heavy Plan” means a Qualified Defined Benefit Plan or a Qualified Defined Contribution Plan described in Section 23.2 (Top-Heavy Determination).

1.106                     “Temporary Employee” means an Eligible Employee who is regularly scheduled to work less than 20 hours per week or to work on a non-fixed schedule.  An Employee who is a Temporary Employee and becomes a Cash Balance Participant shall be deemed to have become and to be a Regular Employee (and not a Temporary Employee) for periods on and after the first day on which he becomes a Cash Balance Participant.

1.107                     “Terminated Vested Participant” means a Participant who is entitled to benefits under the provisions of Section 5.3 (Severance from Service After Vesting).

1.108                     “Top-Heavy Group” means an Aggregation Group described in Section 23.2 (Top-Heavy Determination).

1.109                     “Top-Heavy Plan” means a Qualified Defined Benefit Plan or a Qualified Defined Contribution Plan described in Section 23.2 (Top-Heavy Determination).

1.110                     “Top-Heavy Plan Year” means a particular Plan Year for which the Plan is a Top-Heavy Plan.

1.111                     “Trust Fund” means the trust established by the Employer to fund the Plan.

1.112                     “Trustee” means the person or entity designated by Cinergy to act as trustee of any trust forming a part of the Pension Fund.

1.113                     “Valuation Date” means, in connection with Article 23 (Provisions Relating to Top-Heavy Plans), the most recent valuation date for minimum funding purposes under the Plan that falls within or ends with the 12 month period ending on the Determination Date.

1.114                     “Vesting Requirement” means, with respect to each Participant, the requirements for the vesting of his accrued benefits under the Plan.

1.115                     “Work Schedule Recognition Pay” means, with respect to an Exempt Employee, the compensation received as remuneration for services performed for the relevant period for working a shift other than the Employer’s regular day shift pursuant to the Employer’s applicable policy.

1.116                     “Year of Eligibility Service” means, with respect to an Intermittent Employee or a Temporary Employee, a measuring year during which he completes at least 1,000 Hours of Service.  The first measuring year begins on the Employee’s Employment Commencement Date (or, with respect to any periods after a Severance from Service, his Reemployment Commencement Date) and subsequent measuring years will be the Plan Year, beginning with the first Plan Year that begins after the Employee’s Employment Commencement date (or, if applicable, Reemployment Commencement Date).  If an Intermittent Employee or a Temporary Employee has a Severance from Service during a measuring year and has a subsequent Reemployment Commencement Date during that measuring year, then:  (a) for purposes of determining whether the Employee accumulated a Year of Eligibility Service during the measuring year, the total Hours of Service accumulated by the Employee during that measuring year both before and after the Severance from Service will be aggregated, and (b) for purposes of determining whether the Employee accumulated a Year of Eligibility Service during the measuring year commencing on his Reemployment Commencement Date, the total Hours of Service accumulated by the Employee during that subsequent measuring year will be aggregated.

The uses of singular and masculine words are for practical purposes only and will be deemed to include the plural and feminine, respectively, unless the context plainly indicates a distinction.  Certain other definitions, as required, appear in the following Articles of the Plan.

ARTICLE 2

EFFECTIVE DATE OF PLAN

The original effective date of the MRP was January 1, 1990.  The effective date of this Plan restatement is January 1, 2003 (except where an interim effective date is otherwise provided), as to Cinergy, and will be effective with respect to any other Employer as of the date that Employer elects to participate in the Plan pursuant to Section 21.1 (Adoption of Plan).

This Plan restatement applies only to Eligible Employees who are credited with at least one Hour of Service on or after January 1, 2003.  This Plan restatement will not affect the rights of former Eligible Employees (and their Beneficiaries) who retired, died, or otherwise terminated their employment with an Employer prior to January 1, 2003, except that such persons shall be subject to (i) the general administrative provisions of the Plan, (ii) any provisions of the Plan required by the Code, ERISA or other legislative or regulatory pronouncements to be effective prior to the effective date of this January 1, 2003 restatement (and only to the extent so required) and (iii) any provisions of the Plan as otherwise provided herein.  The rights, if any, of those former Eligible Employees (and their Beneficiaries), and the amounts of their benefits, if any, will be governed by the provisions of the PSI Plan, the RIP or the MRP, or the provisions of the Plan as in effect prior to January 1, 2003, whichever is applicable, except that such persons shall be subject to (i) the general administrative provisions of the Plan, (ii) any provisions of the Plan required by the Code, ERISA or other legislative or regulatory pronouncements to be effective prior to the effective date of this January 1, 2003 restatement (and only to the extent so required) and (iii) any provisions of the Plan as otherwise provided herein.

ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1           Date of Participation

Each Employee who is an Eligible Employee on January 1, 2003, and who was participating in the Plan as of December 31, 2002, will become a Participant as of January 1, 2003.  Except as provided in Section 3.3 (Intermittent Employees and Temporary Employees), each other Eligible Employee will automatically become a Participant on the latest of January 1, 2003, his Employment Commencement Date, or the date he reaches age 18.  An Eligible Employee who becomes a Participant, subsequently incurs a Severance from Service, and is later reemployed by an Employer will again become a Participant on his Reemployment Commencement Date.

3.2           Cash Balance Participation

Each Employee who becomes a Cash Balance Participant in accordance with this Section 3.2 (Cash Balance Participation) shall accrue a benefit while a Cash

Balance Participant only under the terms of the Plan that are applicable to Cash Balance Participants.  The accrued benefit under the Plan (if any) of the Employee prior to becoming a Cash Balance Participant shall be determined as if the Employee had terminated employment with the Employer and all Affiliates as of the date immediately prior to becoming a Cash Balance Participant or, if earlier, for an Employee who becomes a Cash Balance Participant upon reemployment the date of the Employee’s prior termination of employment.

(a)                                  Participants Who Choose in 2002 to Become a Cash Balance Participant.  Each Employee who attains age 18 on or before December 31, 2002 and who is an Eligible Employee on December 31, 2002 may elect in the form and manner and during an election period prior to December 31, 2002 as prescribed by the Committee to become a Cash Balance Participant, and if he has so elected and is an Eligible Employee on December 31, 2002, he shall become a Cash Balance Participant effective as of January 1, 2003.  An election to become a Cash Balance Participant shall designate whether the formula described in Subsection 4.2A(a) (Balanced Formula) or Subsection 4.2A(b) (Investor Formula) shall cover the Cash Balance Participant.  An Eligible Employee who elects to become a Cash Balance Participant during the applicable election period, dies after the applicable election period and prior to December 31, 2002, shall be deemed to be a Cash Balance Participant effective immediately prior to the Eligible Employee’s death.

(b)                                 New Employees Who First Become Eligible to Participate in the Plan After 2002.  Each Eligible Employee who is not a participant in another defined benefit plan maintained by the Employer and first becomes a Participant on or after January 1, 2003 shall become a Cash Balance Participant as of the date he becomes a Participant, but shall accrue no benefit under the Plan until the Participant makes or is deemed to have made an election as provided in the immediately following sentence.  An Eligible Employee who becomes a Cash Balance Participant in accordance with this Subsection (b) shall be covered as of the date he becomes a Cash Balance Participant by the formula described in Subsection 4.2A(a) (Balanced Formula) or Subsection 4.2A(b) (Investor Formula) as elected by the Eligible Employee in the form and manner and during the election period prescribed by the Committee and shall be covered by the formula described in Subsection 4.2(a) (Balanced Formula) if no effective election is made.

(c)                                  Transfer Employees

(1)                                  New Participant who Transfers from Choice Plan.  Each Eligible Employee who first becomes a Participant on or after January 1, 2003 and who immediately prior to becoming an Eligible Employee is a participant in one or more defined benefit plans maintained by the Employer that covered the participant (pursuant to the participant’s election) under a cash balance formula shall become a Cash Balance Participant as of the date he becomes a Participant.  An Eligible Employee who becomes a Cash Balance Participant in accordance with this Paragraph (1) shall be covered as of the date he becomes a Cash Balance Participant by the formula described in Subsection 4.2A(a) (Balanced Formula) or Subsection 4.2A(b) (Investor Formula) that corresponds to his election (of the balanced formula or investor formula) under the other defined benefit plan(s) maintained by the Employer.

(2)                                  New Participant who Transfers from Non-Choice Plan.  Each Eligible Employee who first becomes a Participant on or after January 1, 2003 and who immediately prior to becoming an Eligible Employee is a participant in one or more other defined benefit plans maintained by the Employer but was never in a class of employees who were given a choice to participate in a cash balance formula may elect in the form and manner and during the election period prescribed by the Committee to become a Cash Balance Participant, and if he has so elected shall become a Cash Balance Participant as of the date he becomes a Participant.  Notwithstanding anything to the contrary in the Plan, an Eligible Employee described in the immediately preceding sentence shall accrue no benefit under the Plan until the earlier of when the Participant makes an election or the election period has expired.  An Eligible Employee who becomes a Cash Balance Participant in accordance with this Paragraph (2) shall be covered as of the date he becomes a Cash Balance Participant by the formula described in Subsection 4.2A(a) (Balanced Formula) or Subsection 4.2A(b) (Investor Formula) as elected by the Eligible Employee in the form and manner and during the election period prescribed by the Committee (and shall not be a Cash Balance Participant if no effective election is made).

(3)                                  Transferred Cash Balance Participants.  Each Eligible Employee who becomes a Cash Balance Participant, subsequently transfers to employment in which he is not an Eligible Employee, and is later transferred to employment as an Eligible Employee, will again become a Cash Balance Participant effective as of the first day of the month during which his change in Employee status becomes effective and will be covered by the formula described in Subsection 4.2A(a) (Balanced Formula) or Subsection 4.2A(b) (Investor Formula) under which the Eligible Employee was previously covered.

(d)                                 Reemployed Cash Balance Participant.  Each Eligible Employee who becomes a Cash Balance Participant, subsequently incurs a Severance from Service, and is later reemployed by an Employer (as an Eligible Employee) will again become a Cash Balance Participant effective on his Reemployment Commencement Date.  An Eligible Employee who again becomes a Cash Balance Participant in accordance with this Subsection (d) shall be covered by the formula described in Subsection 4.2A(a) (Balanced Formula) or Subsection 4.2A(b) (Investor Formula) under which the Eligible Employee was previously covered.

(e)                                  Reemployed Employees Who Never Had Retirement Choice.  Each Eligible Employee who was a Participant, but was never given the opportunity to elect to become a Cash Balance Participant, and is later reemployed by an Employer (as an Eligible Employee) will become a Cash Balance Participant effective on his Reemployment Commencement Date, but shall accrue no benefit under the Plan based on his becoming a Cash Balance Participant until the Participant makes or is deemed to have made an election as provided in the immediately following sentence.  An Eligible Employee who first becomes a Cash Balance Participant in accordance with this Subsection (e) shall be covered as of the date he becomes a Cash Balance Participant by the formula described in Subsection 4.2A(a) (Balanced Formula) or Subsection 4.2A(b) (Investor Formula) as elected by the Eligible Employee in the form and manner and during the election period prescribed by the Committee and shall be covered by the formula described in Subsection 4.2A(a) (Balanced Formula) if no effective election is made.

(f)                                    Employees Who Are Not Cash Balance Participants.  An Eligible Employee who is not described in one or more of the foregoing Subsections 3.2(a)-(e), including but not limited to an Eligible Employee who immediately prior to becoming an Eligible Employee is a participant under one or more defined benefit plans maintained by an Employer that covered the participant (pursuant to the participant’s election) under a traditional formula, shall not become a Cash Balance Participant.  Notwithstanding the foregoing, no Eligible Employee who is entitled to benefits under Section 4.9 shall become a Cash Balance Participant.

3.3           Intermittent Employees and Temporary Employees

Notwithstanding the provisions in Section 3.1 (Date of Participation) and Subsection 3.2(b), an Intermittent Employee or a Temporary Employee who was not participating in the Plan as of December 31, 2002, who was eligible to make the election described in Subsection 3.2(a), and who did not elect to become a Cash Balance Participant in accordance with Subsection 3.2(a), will not become a Participant until he has completed one Year of Eligibility Service and reached age 18.  Upon completion of one Year of Eligibility Service and reaching age 18, an Intermittent or Temporary Employee described in this Section will become a Participant, but not a Cash Balance Participant, retroactive to the later of

January 1, 2003, his Employment Commencement Date, or the date he reached age 18.

3.4           Leased Employees

A Leased Employee will be excluded from participation in the Plan.  However, if a Leased Employee is subsequently employed by an Employer as an Eligible Employee, his time as a Leased Employee of an Employer and any period described in Code subparagraph 414(n)(4)(B) will be considered for purposes of determining eligibility under this Article and vesting under Article 5 (Severance from Service -- Vesting).

3.5           Transfers of Employment

If a Participant is transferred from one Employer to another or from an Employer to an Affiliate, he will continue to participate in the Plan until an event occurs that would have terminated his participation had he continued in the service of an Employer, except that payments received by a Participant from any Affiliate that is not an Employer will not be treated as Earnings for purposes of determining the amount of retirement benefits to which the Participant will be entitled.  Any period of employment with an Affiliate that is not an Employer will be taken into account for purposes of determining when an Employee is eligible to participate in the Plan pursuant to Section 3.3 (Intermittent Employees and Temporary Employees) and for purposes of determining when a Participant has satisfied the Vesting Requirement.

If a Participant is transferred from an Employer to an Affiliate that has not elected to participate in the Plan pursuant to Section 21.1 (Adoption of Plan), the Participant’s accrued benefit under the Plan as of the date of the transfer will be preserved.  The Participant’s service after the transfer will not be considered in determining the Participant’s years of Participation, but will be considered in determining the Participant’s years of Service.  For a Participant who has a Cash Balance Account, the Participant’s Cash Balance Account will be credited with Pay Credits in accordance with Section 4.2A (Pay Credits) only with respect to the Participant’s Earnings (with an Employer) for a respective Plan Year and shall be credited with Interest Credits in accordance with Section 4.3A (Interest Credits).

3.6                                 Transfers of Participants and Plan Assets To and From the Cinergy Corp. Union Employees’ Retirement Income Plan and Cinergy Corp. Union Employees’ Pension Plan.

(a)                                  If a Participant in the Plan remains an Employee but becomes ineligible to participate in the Plan, he will become a participant in the Cinergy Corp. Union Employees’ Retirement Income Plan or the Cinergy Corp. Union Employees’ Pension Plan, if he is an “eligible employee” as defined in either of those plans, as of the first day of the month during which his change in Employee status becomes effective.

(b)                                 If a participant in the Cinergy Corp. Union Employees’ Retirement Income Plan or the Cinergy Corp. Union Employees’ Pension Plan remains an Employee but becomes ineligible to participate in his current plan, he will become a Participant in the Plan, if he is an Eligible Employee, as of the first day of the month during which his change in Employee status becomes effective.  The Participant will become a Cash Balance Participant if provided by (and in accordance with) Section 3.2 (Cash Balance Participation).

(c)                                  A transfer of assets between the Plan and the Cinergy Corp. Union Employees’ Retirement Income Plan or the Cinergy Corp. Union Employees’ Pension Plan will follow the requirements of Code subsection 414(1).  The actual transfer of assets will occur as soon as administratively practicable after the change in the Participant’s Employee status.  Notwithstanding the foregoing provisions of this Subsection (c), a transfer of assets (and liabilities) from this Plan to another plan shall not occur if the Participant has a Cash Balance Account and transfers to a plan under which the Participant is not eligible to earn benefits under a cash balance formula.

(d)                                 A Participant who has years and/or partial years of “participation” under the Cinergy Corp. Union Employees’ Retirement Income Plan or the Cinergy Corp. Union Employees’ Pension Plan, and who then becomes a Participant, but not a Cash Balance Participant (at the time of transfer), in this Plan, will be credited under this Plan with his total years of “participation” under the Cinergy Corp. Union Employees’ Retirement Income Plan or the Cinergy Corp. Union Employees’ Pension Plan as if the years were under this Plan.  A Participant will not be credited with more years of Participation than he would have had if the total of all his years of Participation under the Plan and all his years of “participation” under the Cinergy Corp. Union Employees’ Retirement Income Plan and the Cinergy Corp. Union Employees’ Pension Plan had been solely as a Participant of this Plan.  The benefit paid to a Participant under this Plan (with respect to whom assets and liabilities are transferred to this Plan from the Cinergy Corp. Union Employees’ Retirement Income Plan and/or Cinergy Corp. Union Employees’ Pension Plan) will never be less than the benefit the Participant accrued in the Cinergy Corp. Union Employees’ Retirement Income Plan and/or the Cinergy Corp. Union Employees’ Pension Plan prior to his change in Employee status.

3.7           Reclassification

In the event that any governmental agency or court requires the Employer or an Affiliate to reclassify the common law employee or employment status of any independent contractor or otherwise excluded employee under the Plan, the reclassified individual nevertheless shall not be considered an Eligible Employee following such reclassification and, therefore, shall not be entitled to participate in the Plan as a result of the reclassification.  Similarly, in the event that any governmental agency or court otherwise requires the Employer or an Affiliate to reclassify the employment status of any individual eligible for participation under the Plan (such as a summer laborer or a summer employee), the reclassified individual nevertheless shall retain his original status for purposes of the Plan following such reclassification and, therefore, shall not be entitled to participate in the Plan in a different manner as a result of the reclassification.

ARTICLE 4

AMOUNT OF LIFE-ONLY PENSION

4.1           Normal Retirement Pension Formula

Except as otherwise expressly provided in this Article, a Participant who retires on or after his Normal Retirement Date will be entitled to a Nonforfeitable Annual Pension under this Plan equal to the sum of (a) plus (b), where (a) is equal to:

(1)           1.1 percent of the Participant’s Highest Average Earnings plus

(2)                                  0.5 percent of the amount by which his Highest Average Earnings exceed his applicable Covered Compensation, multiplied by the number of his years of Participation not in excess of 35;

and (b) is equal to 1.4 percent of the Participant’s Highest Average Earnings, multiplied by the number of his years of Participation in excess of 35.

4.2           Normal Retirement Benefits for Participants in the PSI Plan

The normal retirement Nonforfeitable Annual Pension of a Participant who was a participant in the PSI Plan as of December 31, 1997, will be the greater of (a) or (b), where (a) is the Participant’s Annual Pension calculated under Section 4.1 (Normal Retirement Pension Formula) and (b) is the Participant’s annual accrued benefit calculated under the PSI Plan as of December 31, 1997.  The formulas used to calculate a Participant’s annual accrued benefit under the PSI Plan as in effect on December 31, 1997, are set forth in Addendum A to this Plan.

4.3           Normal Retirement Benefits for Participants in the MRP or RIP

The normal retirement Nonforfeitable Annual Pension of a Participant who was a participant in the MRP or RIP as of December 31, 1997, will be the greater of (a) or (b), where (a) is the Participant’s Annual Pension calculated under Section 4.1 (Normal Retirement Pension Formula) and (b) is the Participant’s annual accrued benefit calculated under the MRP or RIP as of December 31, 1997.  The formulas used to calculate a Participant’s annual accrued benefit under the MRP or RIP as in effect on December 31, 1997, are set forth in Addendum B to this Plan.

4.4           General Method of Computing Annual Pension for Retirement at Early Retirement Date

(a)                                  Subject to the following provisions of this Section, a Participant who retires on an Early Retirement Date will be entitled to a Nonforfeitable Annual Pension computed under Section 4.1 (Normal Retirement Pension Formula).  The benefits will begin on the Employee’s Normal Retirement Date, or, if the Employee so elects, at an earlier date on or after his Early Retirement Date.  If the Employee elects to have the benefit begin before his 62nd birthday, the amount of the Employee’s Nonforfeitable Annual Pension will be multiplied by the appropriate early payment factor as obtained from the following table:

EARLY PAYMENT PERIOD		EARLY PAYMENT FACTOR	EARLY PAYMENT PERIOD		EARLY PAYMENT FACTOR	EARLY PAYMENT PERIOD		EARLY PAYMENT FACTOR
YR.	MO.		YR.	MO.		YR.	MO.
0	0	1.0000	4	0	0.7333	8	0	0.5667
0	1	0.9944	4	1	0.7278	8	1	0.5639
0	2	0.9889	4	2	0.7222	8	2	0.5611
0	3	0.9833	4	3	0.7167	8	3	0.5584
0	4	0.9778	4	4	0.7111	8	4	0.5556
0	5	0.9722	4	5	0.7056	8	5	0.5528
0	6	0.9667	4	6	0.7000	8	6	0.5500
0	7	0.9611	4	7	0.6944	8	7	0.5473
0	8	0.9556	4	8	0.6889	8	8	0.5445
0	9	0.9500	4	9	0.6833	8	9	0.5417
0	10	0.9444	4	10	0.6778	8	10	0.5389
0	11	0.9389	4	11	0.6722	8	11	0.5361
1	0	0.9333	5	0	0.6667	9	0	0.5334
1	1	0.9278	5	1	0.6639	9	1	0.5300
1	2	0.9222	5	2	0.6611	9	2	0.5265
1	3	0.9167	5	3	0.6584	9	3	0.5231
1	4	0.9111	5	4	0.6556	9	4	0.5196
1	5	0.9056	5	5	0.6528	9	5	0.5162
1	6	0.9000	5	6	0.6500	9	6	0.5127
1	7	0.8944	5	7	0.6473	9	7	0.5093
1	8	0.8889	5	8	0.6445	9	8	0.5059
1	9	0.8833	5	9	0.6417	9	9	0.5024
1	10	0.8778	5	10	0.6389	9	10	0.4990
1	11	0.8722	5	11	0.6361	9	11	0.4955
2	0	0.8667	6	0	0.6334	10	0	0.4921
2	1	0.8611	6	1	0.6306	10	1	0.4889
2	2	0.8556	6	2	0.6278	10	2	0.4858
2	3	0.8500	6	3	0.6250	10	3	0.4826
2	4	0.8444	6	4	0.6223	10	4	0.4795
2	5	0.8389	6	5	0.6195	10	5	0.4763
2	6	0.8333	6	6	0.6167	10	6	0.4732
2	7	0.8278	6	7	0.6139	10	7	0.4700
2	8	0.8222	6	8	0.6111	10	8	0.4668
2	9	0.8167	6	9	0.6084	10	9	0.4637
2	10	0.8111	6	10	0.6056	10	10	0.4605
2	11	0.8056	6	11	0.6028	10	11	0.4574
3	0	0.8000	7	0	0.6000	11	0	0.4542
3	1	0.7944	7	1	0.5973	11	1	0.4513
3	2	0.7889	7	2	0.5945	11	2	0.4485
3	3	0.7833	7	3	0.5917	11	3	0.4456
3	4	0.7778	7	4	0.5889	11	4	0.4427
3	5	0.7722	7	5	0.5861	11	5	0.4398
3	6	0.7667	7	6	0.5834	11	6	0.4370
3	7	0.7611	7	7	0.5806	11	7	0.4341
3	8	0.7556	7	8	0.5778	11	8	0.4312
3	9	0.7500	7	9	0.5750	11	9	0.4283
3	10	0.7444	7	10	0.5723	11	10	0.4255
3	11	0.7389	7	11	0.5695	11	11	0.4226
						12	0	0.4197

In using the above table, the order of required steps is as follows:

(1)                                  determine the Participant’s “early payment period,” which is the number of whole calendar months by which the actual commencement of his pension payments precedes the first day of the calendar month coincident with or following his 62nd birthday;

(2)                                  use the early payment period as determined in Step (1) to identify the applicable early payment factor; and

(3)                                  multiply the applicable early payment factor times the amount of the Participant’s Annual Pension determined under Section 4.1 (Normal Retirement Pension Formula).

(b)                                 Notwithstanding any other provision of this Section except Subsection (e) or (f), the early retirement Nonforfeitable Annual Pension payable to a Participant who (1) was a participant in the PSI Plan as of December 31, 1997, and (2) became a participant in the PSI Plan prior to May 1, 1970, will be computed under Section 4.2 (Normal Retirement Benefits for Participants in the PSI Plan) and will be reduced by multiplying the amount of the Participant’s Nonforfeitable Annual Pension by the early payment factor described in Subsection (a); provided, however, that his early retirement Nonforfeitable Annual Pension will not be less than the product of:

(A)                              the amount computed under PSI Pension Formula 3 (as described in Addendum A) as of the following date:

(i)                                     December 31, 1989, with respect to an Employee who is not a Highly Compensated Participant; or

(ii)                                  December 31, 1988, with respect to a Highly Compensated Participant; and

(B)                                the early payment factor determined as described in Subsection (a), except that the early payment period will be the number of whole calendar months by which the commencement of the Participant’s pension payments precedes the first day of the calendar month coincident with or following his 60th birthday.

(c)                                  Notwithstanding any other provision of this Section except Subsection (e) or (f), the early retirement Nonforfeitable Annual Pension payable to a Participant who (1) was a participant in the PSI Plan as of December 31, 1997, and (2) became a participant in the PSI Plan on or after May 1, 1970, will be computed under Section 4.2 (Normal Retirement Benefits for Participants in the PSI Plan) and will be reduced by multiplying the amount of the Participant’s Nonforfeitable Annual Pension by the early payment factor described in Subsection (a); provided, however, that his early retirement Nonforfeitable Annual Pension will not be less than the product of:

(A)                              the amount computed under PSI Pension Formula 2 (as described in Addendum A) as of the following date:

(i)                                     December 31, 1989, with respect to an Employee who is not a Highly Compensated Participant; or

(ii)                                  December 31, 1988, with respect to a Highly Compensated Participant; and

(B)                                the early payment factor determined as described in Subsection (a).

(d)                                 Notwithstanding any other provision of this Section except Subsection (e) or (f), the early retirement Nonforfeitable Annual Pension payable to a Participant who was a participant in the MRP or the RIP as of December 31, 1997, will be the greater of the amounts calculated under (a) and (b) of Section 4.3 (Normal Retirement Benefits for Participants in the MRP or RIP), after those amounts are reduced as follows:

(1)                                  The Participant’s Nonforfeitable Annual Pension calculated under Section 4.1(Normal Retirement Pension Formula) will be reduced by multiplying the amount of the Participant’s Annual Pension by the early payment factor described in Subsection (a).

(2)                                  The Participant’s annual accrued benefit calculated under the MRP or the RIP as of December 31, 1997, will be reduced by multiplying the Participant’s annual accrued benefit as of December 31, 1997, by the product of (A) 5/12 of one percent and

(B) the number of whole calendar months by which the actual commencement of the Participant’s pension payments precedes the first day of the calendar month coincident with or following the Participant’s 60th birthday.

(e)                                  If, as of his applicable Severance from Service Date, a Participant has reached age 55, and the sum of his age (in whole years) attained as of that date and the number of his years of Service (in whole years) accumulated as of that date equals or exceeds 85, he will receive a Nonforfeitable Annual Pension computed under the appropriate early retirement Annual Pension formula described in this Section, but the amount of the Participant’s pension will not be multiplied by the early payment factor that otherwise would be applicable.

(f)                                    A Participant who is eligible to terminate employment voluntarily under the Redeployment Status Opportunity provisions of the Severance Opportunity Plan for Non-Union Employees of Cinergy Corp., as amended from time to time, is eligible to receive a Nonforfeitable Annual Pension computed under the appropriate early retirement Annual Pension formula described in this Section, but the amount of the Participant’s pension will not be multiplied by the early payment factor that otherwise would be applicable, provided that:  (1) as of his applicable Severance from Service Date, the Participant has reached age 50, (2) he elects under Article 8 (Payment of Pension) to defer receipt of his pension to at least age 55, and (3) the sum of his age (in whole years) attained as of the date that the receipt of the pension under the Plan begins pursuant to Paragraph (2) and his years of Service (in whole years) accumulated as of his Severance from Service Date equals or exceeds 85.

4.5           General Method of Computing Annual Pension for a Terminated Vested Participant

(a)                                  Subject to the following provisions of this Section, the amount of Nonforfeitable Annual Pension payable to a former Participant who is described in Section 5.3 (Severance from Service After Vesting), and whose Actual Separation Date occurred on or before his Normal Retirement Date, will be computed under Section 4.1 (Normal Retirement Pension Formula).  The benefits will begin on the Employee’s Normal Retirement Date or, if the Employee so elects, at an earlier date on or after his Early Retirement Date.  If the Employee elects to have the benefits begin before his Normal Retirement Date, the amount of the Employee’s Nonforfeitable Annual Pension will be reduced by five percent for each calendar year (or .4166 percent for each calendar month) by which the commencement of his pension payments precedes his Normal Retirement Date.

(b)                                 Notwithstanding any other provision of this Section, the terminated vested Nonforfeitable Annual Pension payable to a Participant who was a participant in the PSI Plan as of December 31, 1997, will be the greater of the amounts calculated under (a) and (b) of Section 4.2 (Normal Retirement Benefits for Participants in the PSI Plan), after those amounts are reduced for early payment as follows:

(1)                                  The Participant’s Annual Pension calculated under Section 4.1 (Normal Retirement Pension Formula) is reduced as described in Subsection (a).

(2)                                  If  the Participant elects to have his benefit begin before his Normal Retirement Date, the Participant’s annual accrued benefit under the PSI Plan as of December 31, 1997, is reduced by multiplying that annual accrued benefit by the appropriate early payment factor as obtained from the table in Subsection 4.4(a) (General Method of Computing Annual Pension for Retirement at Early Retirement Date).

(c)                                  Notwithstanding any other provisions of this Section, the terminated vested Nonforfeitable Annual Pension payable to a Participant who (1) was a participant in the PSI Plan as of December 31, 1997, and (2) became a participant in the PSI Plan prior to May 1, 1970, will not be less than the product of:

(A)                              The amount computed under PSI Pension Formula 5 (as set forth in Addendum A) as of the following date:

(i)                                     December 31, 1989, with respect to an Employee who is not a Highly Compensated Participant; or

(ii)                                  December 31, 1988, with respect to a Highly Compensated Participant; and

(B)                                If the Participant elects to have his benefit begin before his Normal Retirement Date, the early payment factor as obtained from the table in Subsection 4.4(a) (General Method of Computing Annual Pension for Retirement at Early Retirement Date), except that the early payment period will be the number of whole calendar months by which the commencement of the Participant’s pension payments precedes the first day of the calendar month coincident or following his 60th birthday.

(d)                                 Notwithstanding any other provisions of this Section, the terminated vested Nonforfeitable Annual Pension payable to a Participant who (1) was a participant in the PSI Plan as of December 31, 1997, and

(2) became a participant in the PSI Plan on or after May 1, 1970, will not be less than the product of:

(A)                              The amount computed under PSI Pension Formula 6 (as set forth in Addendum A) as of the following date:

(i)                                     December 31, 1989, with respect to an Employee who is not a Highly Compensated Participant; or

(ii)                                  December 31, 1988, with respect to a Highly Compensated Participant; and

(B)                                If the Participant elects to have his benefit begin before his Normal Retirement Date, the early payment factor determined as obtained from the table in Subsection 4.4(a) (General Method of Computing Annual Pension for Retirement at Early Retirement Date).

(e)                                  Notwithstanding any other provision of this Section, the terminated vested Nonforfeitable Annual Pension payable to a Participant who was a participant in the MRP or the RIP as of December 31, 1997, will be the greater of the amounts calculated under (a) or (b) of Section 4.3 (Normal Retirement Benefits for Participants in the MRP or RIP), after each of those amounts is reduced by five percent for each calendar year (or .4166 percent for each calendar month) by which the commencement of the Participant’s pension payments precedes his Normal Retirement Date.

4.6           Maximum Pension

(a)                                  Each Participant whose Annual Pension as otherwise determined pursuant to the provisions of this Article and as modified by the applicable provisions of Section 7.1 (Normal Forms of Pension) exceeds $1,000 multiplied by the Employee’s years of Service with the Employer (not exceeding ten), or who has ever participated in a Qualified Defined Contribution Plan, will in no event be entitled to an Annual Pension that exceeds the lesser of:

(1)                                  $90,000 (as adjusted for increases in the limitation pursuant to Code subsection 415(d)); or

(2)                                  100 percent of his highest average annual Section 415 Compensation from his Employer for any three consecutive years of Service; provided, that if he has fewer than three years of Service, then 100 percent of his highest average annual Section 415 Compensation from his Employer for his total years of Service will be construed as the limiting amount.

However, if a Participant has fewer than ten years of Participation at his Normal Retirement Date or Early Retirement Date, whichever is applicable, then the dollar limitation of Paragraph (1) will be multiplied by a fraction, the numerator of which is the number of the Participant’s years of Participation (including fractional years of Participation) and the denominator of which is ten.  However, the maximum benefit will never be reduced to less than 1/10th of the applicable limitation.

(b)                                 If any benefit under the Plan begins before the Participant’s Social Security Retirement Age, but on or after the Participant reaches age 62, the determination as to whether the $90,000 limit set forth in Subsection (a) has been satisfied will be made, in accordance with regulations prescribed by the Secretary, by reducing the limitation of Subsection (a).  The reduction under the preceding sentence will be made in the manner as the Secretary may prescribe that is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.  If any benefit under the Plan begins before the Participant reaches age 62, the determination as to whether the $90,000 limit set forth in Subsection (a) has been satisfied will be made, in accordance with regulations prescribed by the Secretary, by reducing the limitation of Subsection (a) so that the limitation (as reduced) equals an Annual Pension (beginning when the retirement income benefit begins) that is actuarially equivalent to the reduced $90,000 Annual Pension beginning at age 62 as determined under this Subsection.  If a Participant’s benefit commences prior to his Social Security Retirement Age, but on or after age 62, the dollar limitation in Paragraph 4.6(a)(1) shall be reduced to the date of commencement in accordance with Code subparagraph 415(b)(2)(C) as follows:

(1)                                  If the Participant’s Social Security Retirement Age is age 65, the dollar limitation in Paragraph 4.6(a)(1) shall be reduced by 5/9 of one percent for each month by which the Participant’s benefit commences before the month in which the Participant attains age 65; or

(2)                                  If the Participant’s Social Security Retirement Age is greater than age 65, the dollar limitation in Paragraph 4.6(a)(1) shall be reduced by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which the Participant’s benefit commences before the month of the Participant’s Social Security Retirement Age.

(c)                                  If any benefit under the Plan begins after the Participant’s Social Security Retirement Age, the determination as to whether the $90,000 limitation set forth in Subsection (a) has been satisfied will be made, in accordance with regulations prescribed by the Secretary, by increasing, if necessary, the limitation of Subsection (a) so that the limitation (as increased) equals an

Annual Pension (beginning when the retirement income benefit begins) that is actuarially equivalent to a $90,000 Annual Pension beginning at the Social Security Retirement Age.

(d)                                 In general, the maximum annual benefit means a benefit payable annually in the form of a single life annuity (without ancillary benefits).  If a Participant’s pension under the Plan is payable in any form other than a single life annuity, the determination as to whether the limitations of this Section have been satisfied will be made by adjusting the benefit so that it is the actuarial equivalent of a single life annuity.  For purposes of this Section, any ancillary benefit not directly related to retirement income benefits, and that portion of any joint and survivor annuity that constitutes a Qualified Joint and Survivor Annuity under Subsection 7.1(b) (Normal Forms of Pension), will not be taken into account.

(e)                                  For benefits commencing in Plan Years beginning on or after January 1, 1995, and except as provided in this Plan, the adjustments to the limitations under Subsections (b), (c), and (d) will be calculated as described in this Subsection.  For purposes of adjusting the limit for an Annual Pension commencing prior to age 62 under Subsection (b), the $90,000 limitation will be equal to the lesser of the equivalent $90,000 limitation that is computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for equivalence for early retirement benefits, and the equivalent $90,000 limitation that is computed using a 5 percent interest rate assumption and the mortality table prescribed from time to time by the Secretary for this purpose.  For purposes of adjusting any form of optional benefit to a straight life annuity under Subsection (d), the actuarially equivalent life annuity will be equal to the greater of the annuity benefit that is computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form, and the annuity benefit that is computed using a 5 percent interest rate assumption and the mortality table prescribed from time to time by the Secretary for this purpose.  For purposes of adjusting for any form of benefit subject to Code paragraph 417(e)(3), an interest rate assumption equal to the applicable interest rate as defined in Section 1.5 (Actuarial Equivalent) will be substituted for the 5 percent interest rate assumption set forth in the preceding sentences.  For purposes of adjusting the limit under Subsection (c), the $90,000 limitation for an Annual Pension beginning after Social Security Retirement Age will be the lesser of the equivalent $90,000 limitation that is computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for equivalence of delayed retirement benefits, and the equivalent $90,000 limitation that is computed using a 5 percent interest rate assumption and the mortality table prescribed from time to time by the Secretary for this purpose.  Notwithstanding the preceding provisions of this Subsection, this

Subsection will not apply to the accrued benefit of any Participant under the Plan as of December 31, 1997, after applying Code section 415 as in effect on December 7, 1994, for each possible Annuity Starting Date and each optional form of benefit under the Plan.

(f)                                    Notwithstanding the foregoing, the maximum annual benefit payable under this Section will not be less than the actuarial equivalent of the Participant’s single life annuity, accrued under the Plan, as of December 31, 1997, determined by using the Plan’s actuarial assumptions as in effect on December 31, 1997.

(g)                                 If for any particular Plan Year, a Participant is also participating in one or more Qualified Defined Contribution Plans maintained by his Employer, then the sum of the Participant’s aggregate Defined Benefit Plan Fraction and the Participant’s aggregate Defined Contribution Plan Fraction will not exceed 1.0.  If the sum exceeds 1.0, then the Employer will reduce the Participant’s benefits in this Plan so that the sum equals 1.0.  The Participant’s maximum Annual Pension will be determined under the provisions of this Article without regard to the $10,000 minimum amount referred to in the first paragraph of this Section.  This Subsection will be repealed, effective January 1, 2000, for any Participant who is credited with at least one Hour of Service on or after January 1, 2000.

4.7                                 Benefits if Plan Becomes a Top-Heavy Plan

If the Plan becomes a Top-Heavy Plan, the minimum accrued benefit of any Participant who was at no time a Key Employee will be equal to two percent of the Participant’s Final Average Earnings multiplied by the number of Top-Heavy Plan Years in which he completed at least 1,000 Hours of Service, but not more than ten years.

If a non-Key Employee participates in the Plan and a Qualified Defined Contribution Plan included in a Required Aggregation Group that is Top-Heavy, the minimum benefits will be provided under this Plan.

No increase in addition to the minimum accrued benefit described above will be made in the event the Plan becomes a Super Top-Heavy Plan.

4.8                                 2000 Limited Early Retirement Program

(a)                                  Eligibility

The provisions of this Section, which govern Cinergy’s 2000 Limited Early Retirement Program (“2000 LERP”), apply to a Participant who:

(1)                                  is an Exempt Employee or a Non-Exempt Employee;

(2)                                  attains age 54 on or before May 31, 2000;

(3)                                  attains at least five years of Service with an Employer on or before May 31, 2000;

(4)                                  elects between March 31, 2000, and May 15, 2000, to incur a Severance from Service on June 1, 2000, and agrees that his Employer may select the Severance from Service Date;

(5)                                  is employed in one of the following departments or locations as of  January 1, 2000:

(i)                                     Any corporate center area, including:

Cinergy Executive	Human Resources
Cinergy Foundation	Information Technology
Corporate Communications	Legal
Corporate Services	PSI Energy, Inc. and CG&E Executive
Finance	Site Services;

(ii)                                  Business Units Finance (Accounting and Capital Projects)
Business Units Information Technology, including the
Customer Management Solutions (CMS) Project Team;

(iii)                               Energy Delivery Business Unit (EDBU) Retail Sales
EDBU Community Affairs/Community Development
EDBU Economic Development
EDBU District and Area Managers in Field Customer Services; or

(iv)                              EDBU Labor Relations and Safety; and

(6)                                  signs a waiver of claims in the form specified by his Employer.

The following Exempt Employees and Non-Exempt Employees are not eligible to participate in the 2000 LERP:

(1)                                  Officers of Cinergy;

(2)                                  Co-op employees, retirees working part-time (rehired retirees), and intermittent employees;

(3)                                  Employees who are disabled from any occupation and who are receiving long-term disability benefits under Cinergy’s Long Term Disability Plan, as of March 31, 2000; or

(4)                                  Except as provided in Subsection 4.8 (d), any Employee who has received retirement benefits or severance pay under any plan previously or currently offered by an Employer or an Affiliate.

(b)                                 2000 LERP Benefits

(1)                                  Waiver of Early Payment Factor

For each Participant who elects to incur a Severance from Service under the provisions of this Section and whose Nonforfeitable Annual Pension is otherwise computed pursuant to the terms of Section 4.4 (General Method of Computing Annual Pension for Retirement at Early Retirement Date) the Nonforfeitable Annual Pension will be calculated by waiving the application of the Early Payment Factor.

(2)                                  Special Supplemental Benefit

Each eligible Participant who elects to incur a Severance from Service under the provisions of this Section will receive a special supplemental benefit the form of which will be elected by the Participant from the following options:

(A)                              An amount equal to the product of two times his weekly Base Salary or weekly Base Wage as of his Severance from Service Date multiplied by his whole years of Service with his Employer, payable as a life annuity; or

(B)                                An amount equal to the product of one times his weekly Base Salary or weekly Base Wage as of his Severance from Service Date multiplied by his whole years of Service payable as a life annuity, plus $600.00 per month as a Social Security Act bridge payment until the Participant attains age 62.

(3)                                  Lump Sum Payment Available in Lieu of Annuity

(A)                              In lieu of the normal form of payment that would otherwise apply to the special supplemental benefit payable to the Participant under Article 7 (Forms of Pension), his Spouse or any other Beneficiary or Contingent Annuitant under the Plan, a lump sum distribution of the special supplemental benefit is available at the eligible Participant’s election with spousal consent in accordance with Section 7.2 (Optional Forms of Retirement Income).  However, the Social Security Act bridge payments described in

Subparagraph 4.8 (b)(2)(B) will be paid to the Participant or his Beneficiary or Contingent Annuitant monthly.

(B)                                The lump sum distribution of the special supplemental benefit described in Subparagraph 4.8 (b)(2)(A) will be equal to the product of 52 times the Participant’s weekly Base Salary or weekly Base Wage as of his Severance from Service Date multiplied by 3.85% multiplied by his whole years of Service.

The lump sum distribution of the special supplemental benefit described in Subparagraph 4.8 (b)(2)(B) will be equal to the product of 52 times the Participant’s weekly Base Salary or weekly Base Wage as of his Severance from Service Date multiplied by 1.925% multiplied by his whole years of Service.

(C)                                Time of Payment

The lump sum form of the special supplemental benefit will be payable as of the Participant’s Annuity Starting Date or as soon as administratively feasible thereafter.

(D)                               Election Period

A lump sum distribution of the special supplemental benefit must  be elected within the 90 day period ending on the Participant’s Annuity Starting Date.  If the Participant chooses an annuity option and selects a Beneficiary other than a Spouse for the special supplemental benefit, the Participant must do so in writing and confirm or withdraw that election within 90 days preceding the Annuity Starting Date.

(E)                                 Beneficiary

A Participant’s Beneficiary of the lump sum distribution of the special supplemental benefit will be his Spouse unless the Participant’s Spouse has consented to another Beneficiary pursuant to Section 7.2 (Optional Forms of Retirement Income).

A Beneficiary who elects a lump sum distribution of the special supplemental benefit may designate one Beneficiary for the special supplemental benefit in the event the Participant dies before the lump sum is distributed.  A married Participant’s designation of a Beneficiary other than the Participant’s Spouse will not be effective unless the Participant’s Spouse consents to the election and designation in accordance with Section 7.2 (Optional Forms of Retirement Income).

(F)                                 Death of a Participant

In the event of the death of a Participant who elected a lump sum distribution of the special supplemental benefit prior to the distribution date, the lump sum will be distributed as soon as administratively feasible following the Participant’s death.  If the Participant’s Spouse is his Beneficiary, the Spouse may elect payment in the form of a lump sum or in the form that applies to other benefits payable to the Spouse under the Plan after the Participant’s death.

(c)                                  Construction of the 2000 LERP Provisions

The benefits provided under the 2000 LERP will be paid in accordance with and consistent with Plan provisions that apply to the payment of normal or early retirement benefits, except where specific exceptions or provisions are included in this Section.

(d)                                 Special Eligibility Rule

Any Retired Participant who incurred a Severance from Service between January 1, 2000 and May 1, 2000, is eligible to receive the 2000 LERP benefits described in Subsection 4.8 (b) if he meets all of the eligibility and participation requirements described in Subsection 4.8 (a) and he returns to his Employer any termination related benefits, if any, previously received.

(e)                                  Election Information

Prior to electing to participate in the 2000 LERP, an eligible Participant will be provided with a written explanation of the terms and conditions of the survivor annuity which will be paid to the Participant’s Spouse if the Participant dies without electing a lump sum distribution of the special supplemental benefit, the Participant’s right to elect a lump sum distribution in lieu of a survivor annuity of this benefit and the effect of such an election, the rights of the Participant’s Spouse described in Section 7.2 (Optional Forms of Retirement Income), and the right of a Participant to revoke and the effect of revoking such an election.

4.9                                 2002 Voluntary Early Retirement Program

(a)                                  Eligibility

The provisions of this Section, which govern the 2002 Voluntary Early Retirement Program (“2002 VERP”), apply to an individual who:

(1)                                  is a Participant in the Plan who is classified by the Employer as a “full-time” employee and who is not an officer of an Employer;

(2)                                  attains age 54 on or before June 1, 2002;

(3)                                  attains at least five years of Service with an Employer on or before June 1, 2002 (or would have attained at least five years of Service with an Employer on or before June 1, 2002 if he had remained employed with an Employer until such date);

(4)                                  on a form provided by Cinergy, elects between March 15, 2002 and April 30, 2002 to incur a Severance from Service on May 31, 2002 (or such other date selected by his Employer), agrees that his Employer may select the Severance from Service Date and remains employed until such date;

(5)                                  is employed in one or more of the following departments or locations as of March 15, 2002:

(i)                                     The Corporate Center;

(ii)                                  The Energy Merchant Business Unit; or

(iii)                               The Regulated Business Unit, but only if the Participant has been selected by his Employer for participation in the 2002 VERP based upon such Participant’s job classification; and

(6)                                  signs and does not revoke a waiver of claims in the form specified by his Employer.

(b)                                 2002 VERP Benefits

(1)                                  Waiver of Early Payment Factor

For each Participant who elects to incur a Severance from Service under the provisions of this Section and whose Nonforfeitable Annual Pension is otherwise computed pursuant to the terms of Section 4.4 (General Method of Computing Annual Pension for Retirement at Early Retirement Date), the Nonforfeitable Annual Pension will be calculated without applying an early payment factor.

(2)                                  Special Supplemental Benefit

Each Participant who elects to incur a Severance from Service under the provisions of this Section will receive a special supplemental benefit equal to the Actuarial Equivalent of the product of two times his weekly Base Salary or weekly Base Wage as of his Severance from Service Date multiplied by his whole years of Service as of his Severance from Service Date, payable in accordance with Section 7.1 (Normal Forms of Pension). The Participant may elect to receive his special supplemental benefit in any optional form of payment provided in Section 7.2 (Optional Forms of Retirement Income) other than those described in Subsections 7.2(d) and (e).

(3)                                  Lump Sum Payment Available in Lieu of Annuity

(A)                              In lieu of the normal form of payment that would otherwise apply to the special supplemental benefit payable to the Participant under Article 7 (Forms of Pension), his Spouse or any other Beneficiary or Contingent Annuitant under the Plan, a lump sum distribution of the special supplemental benefit is available at the eligible Participant’s election with spousal consent in accordance with Section 7.2 (Optional Forms of Retirement Income).

(B)                                The lump sum distribution of the special supplemental benefit will be in an amount equal to the Actuarial Equivalent of the special supplemental benefit.

(C)                                Time of Payment

The lump sum distribution of the special supplemental benefit will be payable as of the Participant’s Annuity Starting Date or as soon as administratively feasible thereafter.

(D)                               Election Period

A lump sum distribution of the special supplemental benefit must be elected within the 90 day period ending on the Participant’s Annuity Starting Date.  If the Participant chooses an annuity option and selects a Beneficiary other than a Spouse for the special supplemental benefit, the Participant must do so in writing and confirm or withdraw that election within 90 days preceding the Annuity Starting Date.

(E)                                 Beneficiary

A Participant’s Beneficiary of the lump sum distribution of the special supplemental benefit will be his Spouse unless the Participant’s Spouse has consented to another Beneficiary pursuant to Section 7.2 (Optional Forms of Retirement Income).  A Beneficiary who elects a lump sum distribution of the special supplemental benefit may designate one Beneficiary for the special supplemental benefit in the event the Participant dies before the lump sum is distributed.  A married Participant’s designation of a Beneficiary other than the Participant’s Spouse will not be effective unless the Participant’s Spouse consents to the election and designation in accordance with Section 7.2 (Optional Forms of Retirement Income).

(F)                                 Death of a Participant

In the event of the death of a Participant who elected a lump sum distribution of the special supplemental benefit prior to the distribution date, the lump sum will be distributed as soon as administratively feasible following the Participant’s death.  If the Participant’s Spouse is his Beneficiary, the Spouse may elect payment in the form of a lump sum or in the form that applies to other benefits payable to the Spouse under the Plan after the Participant’s death.

(4)                                  Actuarial Equivalent.  For purposes of calculating the Actuarial Equivalent amount of the benefit described in Sections 4.9(b)(2) and (3), “Actuarial Equivalent” means a benefit having the same actuarially determined value as the benefit that the Actuarial Equivalent replaces, calculated using the “applicable mortality table” described in Section 417(e)(3)(A)(ii)(I) of the Code and the “applicable interest rate” described in Section 417(e)(3)(A)(ii)(II) of the Code for the calendar month specified by the Plan for purposes of calculating the Actuarial Equivalent amount of any lump sum payment.

(c)                                  Construction of the 2002 VERP Provisions

The benefits provided under the 2002 VERP will be paid in accordance with and consistent with Plan provisions that apply to the payment of normal or early retirement benefits, except where specific exceptions or provisions are included in this Section.

(d)                                 Special Eligibility Rule

Any Retired Participant who incurred a Severance from Service between January 1, 2002 and March 1, 2002, is eligible to receive the 2002 VERP benefits described in Subsection 4.9(b) if he meets the applicable eligibility and participation requirements described in Subsection 4.9(a) and he returns to his Employer any termination related benefits previously received.

(e)                                  Election Information

Prior to electing to participate in the 2002 VERP, an eligible Participant will be provided with a written explanation of the terms and conditions of the survivor annuity which will be paid to the Participant’s Spouse if the Participant dies without electing a lump sum distribution of the special supplemental benefit, the Participant’s right to elect a lump sum distribution in lieu of a survivor annuity of this benefit and the effect of such an election, the rights of the Participant’s Spouse described in Section 7.2 (Optional Forms of Retirement Income), and the right of a Participant to revoke and the effect of revoking such an election.”

4.10                           Nonapplicability of Article

This Article shall not apply to a Participant for periods on and after the Participant becomes a Cash Balance Participant except as otherwise provided in Article 4A (Cash Balance Accounts).

ARTICLE 4A

CASH BALANCE ACCOUNTS

4.1A                       Opening Account

Each Participant who becomes a Cash Balance Participant shall have a notional account (the “Cash Balance Account”) established for him on the date he becomes a Cash Balance Participant.  Each Cash Balance Participant shall have an opening balance in his Cash Balance Account of zero, except as provided in (a), (b) or (c) of this Section.

(a)                                  Participants Who Choose in 2002 to Become a Cash Balance Participant.  A Participant who becomes a Cash Balance Participant in accordance with Subsection 3.2(a) shall have an opening balance in his Cash Balance Account (as of the date he becomes a Cash Balance Participant) equal to the “Conversion Present Value” (as defined below in this Subsection (a)) of the Participant’s Annual Pension under Subsection 1.11(a) payable beginning at the Participant’s Normal Retirement Date (or, if later, December 31, 2002) determined as if the Participant had terminated employment with the Employer and all Affiliates as of December 31, 2002.  “Conversion Present Value” for purposes of this Subsection (a)

shall be the actuarial present value determined as of December 31, 2002 using the 1994 Group Annuity Reserving Table with a 50/50 mix of males and females (i.e., the table prescribed in Rev. Rul. 2001-62) and an interest rate equal to 5.08% (i.e., the “applicable interest rate” under Code subsection 417(e) for August 2002).

(b)                                 Transfer Employees.  A Participant who (i) first becomes a Cash Balance Participant in accordance with Subsection 3.2(c) and (ii) with respect to whom assets and liabilities are transferred to the Plan from the Cinergy Corp. Union Employees’ Retirement Income Plan or the Cinergy Corp. Union Employees’ Pension Plan in accordance with Section 3.6 (Transfers of Participants and Plan Assets To and From the Cinergy Corp. Union Employees’ Retirement Income Plan and Cinergy Corp. Union Employees’ Pension Plan) shall have an opening balance or an addition to his opening balance in his Cash Balance Account (as of the date he becomes or again becomes a Cash Balance Participant, as applicable) equal to the “Conversion Present Value” (as defined below in this Subsection (b)) of the accrued benefit (payable in the form of an annuity for the life of the Participant beginning at the later of the Participant’s normal retirement date under the transferor plan or the first day immediately prior to the date the Participant becomes or again becomes a Cash Balance Participant) with respect to which assets (and liabilities) were transferred from the Cinergy Corp. Union Employees’ Retirement Income Plan or Cinergy Corp. Union Employees’ Pension Plan).  “Conversion Present Value” for purposes of this Subsection (b) shall be the actuarial present value determined as of the first day immediately prior to the date the Participant becomes or again becomes a Cash Balance Participant, as applicable, using the 1994 Group Annuity Reserving Table with a 50/50 mix of males and females and an interest rate equal to the “applicable interest rate” under Code subsection 417(e) as specified by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin (currently based on the annual rate of interest on 30–year Treasury securities) for the fifth full calendar month preceding the first day of the Plan Year in which the determination occurs.

(c)                                  Reemployed Employees Who Never Had Retirement Choice.  A Participant who first becomes a Cash Balance Participant in accordance with Subsection 3.2(e) shall have an opening balance in his Cash Balance Account (as of the date he becomes a Cash Balance Participant) equal to the “Conversion Present Value” (as defined below in this Subsection (c)) of the Participant’s Annual Pension payable beginning at the Participant’s Normal Retirement Date (or, if later, the first day immediately prior to the date the Participant becomes a Cash Balance Participant) and based on the benefit accrued through the Participant’s most recent Severance from Service (prior to reemployment as described in Section 3.2(e)).  “Conversion Present Value” for purposes of this Subsection (c) shall be the actuarial present value determined as of the first day immediately prior to the date the Participant becomes a Cash Balance Participant using the 1994 Group Annuity Reserving Table with a 50/50 mix of males and females and an interest rate equal to the “applicable interest rate” under Code subsection 417(e) as specified by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin (currently based on the annual rate of interest on 30–year Treasury securities) for the fifth full calendar month preceding the first day of the Plan Year in which the determination occurs.

4.2A                       Pay Credits

(a)                                  Balanced Formula

As of the last day of each Plan Year, the Cash Balance Account of each Participant who was a Cash Balance Participant during the Plan Year and was covered by the formula in this Subsection (a) shall be credited with a Pay Credit equal to the applicable percentage specified in the table below (based on the Participant’s years of Service as of December 31 of such Plan Year) of the Participant’s Earnings for such Plan Year.  Notwithstanding the foregoing provisions of this Subsection (a), if a Participant who was a Cash Balance Participant during the Plan Year and was covered by the formula in this Subsection (a) has an Annuity Starting Date during the Plan Year, the Cash Balance Account of such Participant shall be credited with a Pay Credit as of the day before the Participant’s Annuity Starting Date equal to the applicable percentage specified below (based on the Participant’s years of Service as of his Severance from Service Date) of the Participant’s Earnings for such Plan Year through his Severance from Service Date (and if such Participant is reemployed during such Plan Year after his Severance from Service Date, the Cash Balance Account of such Participant shall be credited with a Pay Credit for the Participant’s Earnings for such Plan Year after his Reemployment Commencement Date in accordance with the immediately preceding sentence).

Years of Service	Percentage
Less than 6 years	3%

6 or more years, but less than 11 years	4%

11 years or more	5%

(b)                                 Investor Formula

As of the last day of each Plan Year, the Cash Balance Account of each Participant who was a Cash Balance Participant during the Plan Year and was covered by the formula in this Subsection (b) shall be credited with a Pay Credit equal to 2% of the Participant’s Earnings for such Plan Year.  Notwithstanding the foregoing provisions of this Subsection (b), if a Participant who was a Cash Balance Participant during the Plan Year and was covered by the formula in this Subsection (b) has an Annuity Starting Date during the Plan Year, the Cash Balance Account of such Participant shall be credited with a Pay Credit as of the day before the Participant’s Annuity Starting Date equal to 2% of the Participant’s Earnings for such Plan Year through his Severance from Service Date (and if such Participant is reemployed during such Plan Year after his Severance from Service Date, the Cash Balance Account of such Participant shall be credited with a Pay Credit for the Participant’s Earnings for such Plan Year after his Reemployment Commencement Date in accordance with the immediately preceding sentence).

4.3A                       Interest Credits

As of the last day of each Plan Year, each Cash Balance Account shall be credited with an Interest Credit in an amount equal to the Cash Balance Account as of the first day of the Plan Year multiplied by the “interest credit percentage” (as defined below) for the Plan Year.  The “interest credit percentage” for a Plan Year shall be equal to the “applicable interest rate” under Code subsection 417(e) as specified by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue bulletin (currently based on the annual rate of interest on 30–year Treasury securities) for the fifth full calendar month preceding the first day of the Plan Year for which the credit occurs.  Notwithstanding the foregoing provisions of this Section, if a Participant with a Cash Balance Account has an Annuity Starting Date during the Plan Year, the Cash Balance Account of such Participant shall be credited with an Interest Credit on the last day of the month immediately preceding the month during which the Participant’s Annuity Starting Date occurs in an amount equal to the Cash Balance Account as of the first day of the Plan Year multiplied by the “applicable fraction” (as defined below) of the “interest credit percentage” (as defined in the immediately preceding sentence) for the Plan Year.  The “applicable fraction” is a fraction, the numerator of which is the number of months during the Plan Year in which the Participant’s Annuity Starting Date occurs that precede the month during which the Participant’s Annuity Starting Date occurs and the denominator of which is 12.  The foregoing provisions of this Section do not and shall not be construed to credit a Participant (or the Participant’s Cash Balance Account) with Interest Credits for the period commencing on the Participant’s (or Beneficiary’s) Annuity Starting Date.

4.4A                       Cash Balance Annual Pension

(a)                                  General Rule

As of his Annuity Starting Date, the Annual Pension of a Participant with a Cash Balance Account (other than a Participant described in Subsection 4.4A(b) (Special Rule for Certain Participants)) shall be equal to the Actuarial Equivalent of either (i) the Participant’s Cash Balance Account if the Participant has attained his Normal Retirement Date or (ii) the Participant’s “Projected Cash Balance Account” (as defined in this Section) if the Participant has not attained his Normal Retirement Date.  As of his Annuity Starting Date, the Participant’s “Projected Cash Balance Account” shall be equal to the Participant’s Cash Balance Account projected to his Normal Retirement Date with Interest Credits based on the interest credit percentage as defined in Section 4.3A (Interests Credits) in effect for the Plan Year which includes the Annuity Starting Date and with Interest Credits being credited at the intervals and in the manner provided in Section 4.3A (Interest Credits).

(b)                                 Special Rule for Certain Participants

If a Participant with a Cash Balance Account has had an amount credited to his Cash Balance Account in accordance with Section 4.1A (Opening Account), the Annual Pension of the Participant shall be the greater of the Annual Pension determined under Subsection 4.4(A)(a) (General Rule) or the sum of the Participant’s Prior Conversion Pension and the Annual Pension that the Participant would have had under Subsection 4.4A(a)(General Rule) if the Participant had no accrued benefit other than his Cash Balance Account and had no amount credited to his Cash Balance Account in accordance with Section 4.1A (Opening Account).

(c)                                  Overriding Provision

Notwithstanding the foregoing provisions of this Section 4.4A (Cash Balance Annual Pension), the Annual Pension shall be subject to and determined in accordance with Section 4.6 (Maximum Pension), Section 4.7 (Benefits if Plan Becomes a Top-Heavy Plan) and Section 8.5 (Benefits for Late Retirees, Reemployed Retirees and Reemployed Terminated Vested Participants).

ARTICLE 5

SEVERANCE FROM SERVICE-VESTING

5.1                                 Vesting Requirement

(a)                                  A Participant will satisfy the Vesting Requirement under the Plan upon his completion of five years of Service and then will have a Nonforfeitable right to his accrued benefit under the Plan.  A Participant who is an Employee on his Normal Retirement Date will be deemed to satisfy the Vesting Requirement as of that date if he has not already satisfied the Vesting Requirement under the Plan.  Notwithstanding the preceding provisions of this Subsection, the Nonforfeitable percentage of each Participant’s right to his accrued benefit derived from Employer contributions, because of a change to the vesting schedule, will be not less than the Participant’s vested percentage, computed under the Plan as of the date immediately prior to the change, without regard to the change.  Moreover, each Participant whose Nonforfeitable percentage of his accrued benefit derived from Employer contributions is determined under an amended vesting schedule, and who has completed at least three years of Service as of the date of the amendment may elect, within a reasonable period after the adoption of the amended vesting schedule, to have the Nonforfeitable percentage of his accrued benefit derived from Employer contributions determined without regard to the amendment if his Nonforfeitable percentage under the Plan as amended is, at any time, less than the percentage determined without regard to the amendment.

(b)                                 If the Plan becomes a Top-Heavy Plan, the above Vesting Requirement will not apply.  Instead, each Participant’s Accrued Benefit under the Plan will be partially or fully vested in accordance with the following schedule:

Years of Service	Percent Vested
2	20%
3	40%
4	60%
5 or more	100%

In any Plan Year (other than a Top-Heavy Plan Year) that succeeds one or more Top-Heavy Plan Years the following will apply:

(1)                                  a Participant with five or more years of Service as of the beginning of the Plan Year will become 100 percent vested in all his accrued benefits;

(2)                                  a Participant with at least two but less than five years of Service as of the beginning of the Plan Year will remain vested in his accrued benefit as of that date in accordance with the Top-Heavy Vesting schedule, but will vest in any forfeitable portion and in any further accruals in accordance with Subsection (a); and

(3)                                  any other Participant will, as of that date, again be subject to the provisions of Subsection (a) with respect to all of his accrued benefit.

5.2                                 Severance from Service Before Vesting

If a Participant incurs a Severance from Service before he has satisfied the Vesting Requirement and is not reemployed by an Employer, he will have no further interest in, or right to, any benefits under the Plan, except as otherwise provided in Section 14.2 (Reemployment).  If upon a Severance from Service, a Participant is zero percent vested in his benefits under the Plan, the vested portion of his Plan benefits will be deemed distributed to him as of his Severance from Service Date.

5.3                                 Severance from Service After Vesting

If a Participant who had not become a Cash Balance Participant incurs a Severance from Service before his 50th birthday, but after satisfying the Vesting Requirement, he will be entitled to receive a pension commencing on his 50th birthday, if he is then living, or the Participant may elect to begin receiving his benefit at any time on or after his Early Retirement Date (subject to the provisions of Article 8 (Payment of Pension)).  If a Participant who had become a Cash Balance Participant incurs a Severance from Service after satisfying the Vesting Requirement, he will be entitled to receive a pension commencing after his Severance from Service (subject to the provisions of Article 8 (Payment of Pension)).  Subject to the provisions of Section 4.6 (Maximum Pension) and Article 7 (Forms of Pension), the amount of Nonforfeitable Annual Pension payable will be determined pursuant to the provisions of Section 4.5 (General Method of Computing Annual Pension for a Terminated Vested Participant) or Section 4.4A (Cash Balance Annual Pension), as applicable.

ARTICLE 6

DEATH BENEFIT

6.1                                 Determination of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant

Notwithstanding anything to the contrary, this Section 6.1 (Determination of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant) shall not apply to a Participant for periods on and after the Participant becomes a Cash Balance Participant.  Upon the death of either (a) an Active

Participant who has satisfied the Vesting Requirement (an “Eligible Active Participant”), or (b) a former Participant who has satisfied the Vesting Requirement, whose employment with his Employer terminated before the Participant reached age 50, and whose pension under the Plan had not yet begun on the date of his death (an “Eligible Former Participant”), the Participant’s Spouse on the date of his death, if living on the date of the first installment payable, as set forth below, will be entitled to receive a pension under the Plan as a Spouse’s Benefit.  The annual amount of the Spouse’s Benefit will be determined as follows:

(a)                                  If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who had reached age 50, the Spouse’s benefit will equal 100 percent of the Annual Pension that the Participant would have received, commencing on the first day of the calendar month coincident with or following the date of his death, if (1) he had retired as of the first day of the calendar month coincident with or following his death, thus establishing an Early Retirement Date, (2) the amount of Annual Pension commencing on the Early Retirement Date had been determined pursuant to the applicable provisions of Section 4.4 (General Method of Computing Annual Pension for Retirement at Early Retirement Date), and (3) his pension had been payable under the single-life option applicable to him pursuant to Subsection 7.1(a) (Normal Forms of Pension).  However, subject to Subsection (b), if the Participant’s Spouse is more than eight years younger than the Participant, the Spouse will receive the greater of (i) the benefit that would have been payable to the Spouse if the Participant had elected to begin receiving pension payments immediately prior to his death under the 100 percent option applicable to him pursuant to Subsection 7.1(b) (Normal Forms of Pension) or (ii) the actuarial equivalent of the benefit payable to a Spouse exactly eight years younger than the Participant, calculated by multiplying the Annual Pension that the Participant would have received times the appropriate early payment factor under Subsection 4.4(a) (General Method of Computing Annual Pension for Retirement at Early Retirement Date) and then multiplying the resulting product by the appropriate Spouse’s benefit factor as obtained from the following table:

Participant’s Age Less Spouse’s Age (in years)	Participant’s Age at Death
50-59	60 or older
8	or less	1.00	1.00
9.91	.90
10.82	.81
11.75	.72
12.68	.65
13.62	.59
14.56	.54
15.51	.49
16.47	.44
17.43	.40
18.39	.36
19.36	.33
20.33	.30
21.30	.28
22.28	.26
23.26	.24
24.24	.22
25.22	.20

(b)                                 Notwithstanding Subsection (a), if a Participant who had reached age 50 at the date of his death was a participant in the MRP or the RIP as of December 31, 1997, the Spouse’s benefit attributable to the Participant’s accrued benefit under the MRP or the RIP as of December 31, 1997, will be calculated by multiplying the Participant’s annual accrued benefit under the MRP or the RIP as of December 31, 1997, by the early payment factor described under Paragraph 4.4(d)(2) (General Method of Computing Annual Pension for Retirement at Early Retirement Date), and then multiplying the resulting product by the MRP/RIP Spousal and Contingent Annuitant benefit factor as obtained from the table in Addendum C of the Plan.

(c)                                  If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who, in either case, had not reached age 50, the Spouse’s benefit will equal 100 percent of the Annual Pension that the Participant would have received commencing on the first day of the calendar month coincident with or following his 50th birthday, if (1) his Severance from Service Date, in the case of an Eligible Active Participant, had been the date of his death, (2) the amount of Annual Pension (including the appropriate early payment reduction factor) had been determined pursuant to the applicable provisions of Section 4.5 (General Method of Computing Annual Pension for Terminated Vested Participant), (3) he had survived and elected to begin receiving pension payments on the first day of the calendar month coincident with or following his 50th birthday, and (4) his pension had been payable under the 100 percent option applicable to him pursuant to Subsection 7.1(b) (Normal Forms of Pension).

(d)                                 Notwithstanding Subsection (c), if a Participant who had not attained age 50 at the date of his death was a participant in the MRP or the RIP as of December 31, 1997, the Spouse’s benefit attributable to the Participant’s accrued benefit under the MRP or the RIP as of December 31, 1997, will be calculated by multiplying the Participant’s annual accrued benefit under the MRP or the RIP as of December 31, 1997, by the early payment factor described under Subsection 4.5(e) (General Method of Computing Annual Pension for Terminated Vested Participant) and then multiplying the resulting product by the MRP/RIP Spousal and Contingent Annuitant benefit factor as obtained from the table in Addendum C of the Plan.

6.2                                 Method of Payment of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant

Notwithstanding anything to the contrary, this Section 6.2 (Method of Payment of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant) shall not apply to a Participant for periods on and after the Participant becomes a Cash Balance Participant.  A Spouse’s benefit will be payable in equal monthly installments, each equal to 1/12th of the Annual Pension as determined pursuant to this Article.  If at the date of his death the Eligible Active Participant or Eligible Former Participant had reached age 50, the first monthly installment of the Spouse’s benefit will be payable to the Participant’s Spouse on the first day of the calendar month coincident with or following the date of the Participant’s death, if his Spouse is then living, unless the Spouse elects to defer payment until the date the Participant would have reached age 62.  If at the date of his death the Participant had not reached age 50, the first monthly installment will be payable to the Participant’s Spouse on the first day of the calendar month coincident with or following the date the Participant would have reached age 50, had he survived until that date, if his Spouse is then living, unless the Spouse elects to defer payment until the date the Participant would have reached age 65.  In either event, subsequent monthly installments will be payable on the first day of each month and will cease upon the payment of the installment due on the first day of the calendar month in which the Spouse dies.

6.3                                 Preretirement Death Benefit for Cash Balance Participant

Upon the death of a Participant with a Cash Balance Account who is either an Employee or has satisfied the Vesting Requirement, and whose pension under the Plan had not yet begun on the date of his death, a death benefit shall be payable as follows:

(a)                                  If the Participant’s Beneficiary at the date of death is his Spouse, such Spouse shall be entitled to receive a single life annuity payable during the Spouse’s life commencing on the date the Participant under this Plan would have attained his Normal Retirement Date or if elected (in the form and manner prescribed by the Committee) by the Spouse, on the first day of any month on or after the date the Participant died and before the date the Participant would have attained his Normal Retirement Date.  The Spouse’s single life annuity shall be the greater of the Actuarial Equivalent of the Participant’s Cash Balance Account as of the last day of the month prior to the month of distribution or the pension payable to the Spouse if the Participant had terminated employment on the last day of the month prior to the month of distribution, commenced payment in the form of a Qualified Joint and Survivor Annuity as provided in Section 7.1 (Normal Forms of Pension) and died on the next day.  The Spouse may elect (in the form and manner prescribed by the Committee), in lieu of the foregoing single life annuity, to receive a lump sum payment equal to the greater of the Actuarial Equivalent of such single life annuity or 100% of the balance of the Participant’s Cash Balance Account as of the last day of the month prior to the month of distribution (which distribution shall be as of or before the first day of the month coincident with or immediately following the later of the Participant’s death or the Participant’s Normal Retirement Date).

(b)                                 If the Participant’s Beneficiary at the date of his death is any person other than his Spouse, there shall be paid to the Participant’s Beneficiary as soon as practicable after the Participant’s death occurs a lump sum payment equal to 100% of the balance of Participant’s Cash Balance Account as of the last day of the month prior to the month of distribution.

(c)                                  A Participant’s Beneficiary shall be his Spouse unless (i) the Participant elects to waive the death benefit payable to his Spouse in accordance with Subsection (a) and to designate a Beneficiary to receive the death benefit payable in accordance with Subsection (b), (ii) his Spouse consents to the election and such consent is in writing, acknowledges the effect of such election, and is witnessed by a Plan representative or notary public, and (iii) the election and consent are made in the form and manner prescribed by the Committee.  A Spouse’s consent shall not be required (for a Participant’s election of a Beneficiary death benefit) if it is established to the satisfaction of the Committee that the Participant is not married or that the consent cannot be obtained because the Spouse cannot be located or because of such other circumstances as may be prescribed in regulations issued by the Internal Revenue Service.  Any election made pursuant to this Subsection (c) may be revoked prior to the Participant’s Annuity Starting Date (and a new election made as described above in this Subsection (c)) in the form and manner prescribed by the Committee.  A Spouse’s consent shall not be effective with respect to any other subsequent spouse.  A Participant’s election prior to the first day of the Plan Year in which the Participant attains age 35 shall be invalid upon the first day of the Plan Year in which the Participant attains age 35 (a

Participant who again desires to elect a Beneficiary death benefit must make a new election as described above in this Subsection (c)); provided, however, that an election by a Participant after the Participant has terminated employment shall not become invalid under the foregoing provisions of this sentence.

(d)                                 Within a reasonable period after an Employee becomes a Cash Balance Participant and either prior to the first day of the Plan Year in which such Participant attains age 35, or if earlier, within a reasonable period after a Separation from Service (prior to age 35) by such Participant, the Committee shall provide the Participant with a written explanation of (1) the terms and conditions of the death benefit payable to his Spouse under Subsection (a), (2) the Participant’s right to waive the death benefit payable to his Spouse under Subsection (a) (and to designate a Beneficiary for the death benefit payable under Subsection (b)) and the effect of such waiver, (3) the rights of his Spouse and (4) his right to revoke any prior waiver and designation and the effect of such revocation.

ARTICLE 7

FORMS OF PENSION

7.1                                 Normal Forms of Pension

(a)                                  Unmarried Participants

The normal form of pension payable under the Plan to a Participant who is not married on his Annuity Starting Date and who does not otherwise elect an optional form of pension under Section 7.2 (Optional Forms of Retirement Income), will be a single-life income payable in equal monthly installments throughout the Participant’s lifetime, ceasing with the installment due on the first day of the calendar month in which his death occurs.

(1)                                  Non-Cash Balance Participant.  For a Participant who had not become a Cash Balance Participant, each monthly installment will equal 1/12th of the Annual Pension (payable as of his Annuity Starting Date) as determined pursuant to Article 4 (Amount of Life-Only Pension) (including application of any early payment factors).

(2)                                  Cash Balance Participant Without Prior Conversion Pension.  For a Participant who had become a Cash Balance Participant and is not described in Subsection 4.4A(b) (Special Rule for Certain Participants)), each monthly installment will equal 1/12th of the annual life annuity payable as of his Annuity Starting Date that is the greater of (i) the Participant’s Annual Pension as determined pursuant to Subsection 4.4A(a) (General Rule), reduced for an Annuity Starting Date before his Normal Retirement Date to an Actuarial Equivalent annual annuity payable for the Participant’s life commencing as of his Annuity Starting Date or (ii) the Participant’s Cash Balance Account converted into an Actuarial Equivalent annual annuity payable for the Participant’s life commencing as of his Annuity Starting Date.

(3)                                  Cash Balance Participant With Prior Conversion Pension.  For a Participant who had become a Cash Balance Participant and is described in Subsection 4.4A(b) (Special Rule for Certain Participants)), each monthly installment will equal 1/12th of the annual life annuity payable as of his Annuity Starting Date that is the greatest of (i), (ii) or (iii):

(i)                                     Annual Pension Equivalent

The Participant’s Annual Pension as determined pursuant to Subsection 4.4A(b) (Special Rule for Certain Participants), reduced for an Annuity Starting Date before his Normal Retirement Date to an Actuarial Equivalent annual annuity payable for the Participant’s life commencing as of his Annuity Starting Date.

(ii)                                  Cash Balance Account Equivalent

The Participant’s Cash Balance Account converted into an Actuarial Equivalent annual annuity payable for the Participant’s life commencing as of his Annuity Starting Date.

(iii)                               Special Rule

The sum of (A) the Prior Conversion Pension, reduced for an Annuity Starting Date before his Normal Retirement Date to an annual annuity payable for the Participant’s life commencing as of his Annuity Starting Date using the applicable early payment factors that would otherwise have been applicable to the Prior Conversion Pension (for any reduction down to the Participant’s age 50) and if the Participant has not attained age 50 as of his Annuity Starting Date, reduced for payment prior to Participant’s age 50 using the Actuarial Equivalent factors (of Subsection 1.5(a) and (b)) and (B) the greater of (x) the Annual Pension that the Participant would have had under Section 4.4A(a)(General Rule) if the Participant had no accrued benefit other than his Cash Balance Account and had no amount credited to his Cash Balance Account in accordance with Section 4.1A (Opening Account), reduced for an Annuity Starting Date before his Normal Retirement Date to an Actuarial Equivalent annual annuity payable for the Participant’s life commencing as of his Annuity Starting Date or (y) the Cash Balance Account that the Participant would have had under Section 4.4A(a)(General Rule) if the Participant had no accrued benefit other than his Cash Balance Account and had no amount credited to his Cash Balance Account in accordance with Section 4.1A (Opening Account), converted into an Actuarial Equivalent annual annuity payable for the Participant’s life commencing as of his Annuity Starting Date.

(b)                                 Married Participants

The normal form of pension payable under the Plan to a Participant who is married on his Annuity Starting Date and who does not otherwise elect an optional form of pension under Section 7.2 (Optional Forms of Retirement Income) is a “Qualified Joint and Survivor Annuity,” which will be paid as follows:

(1)                                  To the Participant:

A reduced pension based on the 100 percent option in equal monthly installments payable on his Annuity Starting Date and on the first day of each calendar month thereafter.  Payments will cease with the installment due on the first day of the calendar month in which the Participant dies.  The reduced amount payable to the Participant will be the Actuarial Equivalent of the amount that would otherwise be paid to the Participant if he were unmarried.

If a Participant has an annual accrued benefit under the MRP or the RIP as of December 31, 1997, the reduced pension payable to him will not be less than the Participant’s annual accrued benefit under the MRP or the RIP as of December 31, 1997, multiplied by the applicable MRP/RIP Spousal and Contingent Annuitant benefit factor from the table in Addendum C to the Plan.

(2)                                  To his Spouse:

A pension payable in equal monthly installments, each monthly installment being equal to 100 percent of the monthly installment paid to the Participant.  The first installment will be payable on the first day of the calendar month following the Participant’s death, if the Spouse is then living; subsequent installments are payable on the first day of each calendar month, ceasing with the installment due on the first day of the calendar month in which the Spouse dies.  If the Participant’s Annuity Starting Date is on or after the date of the Participant’s 50th birthday and the Participant’s Spouse predeceases the Participant after reduced pension payments under this Subsection have begun, payments will be made to the Participant after the Spouse’s death in the form of an unreduced single life annuity pursuant to Subsection (a) as of the first day of the month after the Participant notifies the Committee of the Spouse’s death.

If a Participant who has not become a Cash Balance Participant and who is entitled to benefits under the provisions of Section 4.4 (General Method of Computing Annual Pension for Retirement at Early Retirement Date) dies after his Actual Separation Date, but prior to the commencement of pension payments, and if the Participant’s Actual Separation Date is on or after his 50th birthday, under the normal form of pension applicable to him, his Spouse will be entitled to receive, commencing on the first day of the calendar month following the Participant’s death, if the Spouse is then living, a monthly pension, with each monthly installment equal to the amount that would have been payable to the Spouse following the Participant’s death pursuant to his election, or if no election is made, then pursuant to the provisions of this Paragraph (b)(2), if the Participant had begun receiving pension benefits on the first day of the calendar month in which the Participant died.

7.2                                 Optional Forms of Retirement Income

Subject to the following conditions, a Participant, by making a request to the Committee or its designee within the election period specified in this Section, may elect to receive, in lieu of the normal form of pension applicable to him under Section 7.1 (Normal Forms of Pension), one of the optional forms of pension specified under this Section (the “Contingent Pension Option”).  Each election must be made by the Participant in a manner prescribed by the Committee or its designee.  The election of the Contingent Pension Option will take effect at a specified date, referred to as the “Option Effective Date.”  The amount of pension payable under any optional form will be the Actuarial Equivalent of the pension that would have been payable to the Participant under Subsection 7.1(a) (Unmarried Participants).

At least 30 days but no more than 90 days before a Participant’s Annuity Starting Date, the Committee or its designee will provide the Participant whose normal form of pension applicable to him is described in Subsection 7.1(a) (Normal Forms of Pension) with a written explanation of (a) the terms and conditions of the normal form of pension benefits applicable to him under Subsection 7.1(a) (Normal Forms of Pension); (b) the Participant’s ability to elect to receive, in lieu of the normal form of pension applicable to him under Subsection 7.1(a) (Normal Forms of Pension), an optional form of pension under this Section; (c) the relative financial effect of the election on his pension benefits; (d) the availability of additional information describing the particular financial effect of the election upon his pension benefit; and (e) the procedures the Participants must follow to obtain the additional information.

The Committee or its designee will provide each Participant whose normal form of pension is a Qualified Joint and Survivor Annuity, at least 30 days but no more than 90 days before the Participant’s Annuity Starting Date, a written explanation of (a) the terms and conditions of the Qualified Joint and Survivor Annuity, (b) the Participant’s right to make and the effect of an election to waive a Qualified Joint and Survivor Annuity, (c) the rights of a Participant’s Spouse with respect to the selection of benefit forms, and (d) the right to make and the effect of a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.  A Participant may elect to waive any requirement that the Applicable Election Period extend at least 30 days after the Committee provides the Participant with the written explanations described in this Section, if the distribution begins more than seven days after the applicable written explanation is provided.  If the Participant is married, the Participant’s Spouse must consent to the waiver in writing before a notary public or a Plan representative.

To be effective, an election to waive the Qualified Joint and Survivor Annuity must be made in writing during the 90 day period ending on the Annuity Starting Date and, if the Participant is married, it must be consented to by the Participant’s Spouse.  The election must designate a Beneficiary (or a form of benefits) that may not be changed (except back to a Qualified Joint and Survivor Annuity) without the Spouse’s consent, unless the Spouse’s original consent expressly permits designations by the Participant without any requirements of further consent by the Spouse.  The Spouse’s consent must be given in writing during the 90 day period ending on the Annuity Starting Date, must acknowledge the effect of the election and the consent, and must be witnessed by a Plan representative or notary public.  If the Participant establishes to the satisfaction of a Plan representative that the Spouse’s written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the Spouse’s consent will be deemed to have been given.  If a Participant is legally separated from his Spouse or has been abandoned by his Spouse (within the meaning of local law) and the Participant has a court order to such effect, the Spouse’s consent will not be required unless a Qualified Domestic Relations Order provides otherwise.  Any Spousal consent will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed consent, the designated Spouse.  If a Participant’s Spouse is legally incompetent to give consent, the Spouse’s legal guardian (even if the guardian is the Participant) may give consent.  A Participant may revoke a prior effective election at any time prior to the receipt of benefits.

(a)                                  Single-Life Option

A married Participant whose normal form of pension is a Qualified Joint and Survivor Annuity may elect, in lieu of all payments otherwise payable, a single-life pension that provides payments to the Participant in equal monthly installments throughout his lifetime, ceasing with the installment due on the first day of the calendar month in which the Participant dies.  Each monthly installment will equal the monthly installment that would have been payable to the Participant under Subsection 7.1(a) (Unmarried Participants).

(b)                                 Contingent Pension Option

A Participant may elect, in lieu of all payments otherwise payable on and after the Option Effective Date, the Contingent Pension Option providing payments as follows:

(1)                                  To the Participant:

A reduced pension beginning on the Option Effective Date, with subsequent monthly payments payable on the first day of each subsequent calendar month throughout his remaining lifetime, terminating with the payment due on the first day of the calendar month in which he dies.  The reduced amount payable to the Participant will be determined in accordance with the Participant’s choice of the 100 percent, 66 2/3 percent, or 50 percent option and will be the Actuarial Equivalent of the amount that would otherwise be paid to the Participant under the single-life annuity option applicable to him pursuant to Subsection 7.2(a) (Optional Forms of Retirement Income).  An option cannot be elected, modified, or rescinded after the Option Effective Date.

If a Participant has an annual accrued benefit under the MRP or the RIP as of December 31, 1997, the reduced pension payable to him will not be less than the Participant’s annual accrued benefit under the MRP or the RIP as of December 31, 1997, multiplied by (A) for the 100 percent option, the applicable MRP/RIP Spousal and Contingent Annuitant Benefit factor from the table in Addendum C to the Plan, or (B) for the 50 percent option, the applicable 50 percent Contingent Annuitant Benefit factor from the table in Addendum D to the Plan.

(2)                                  To the Contingent Annuitant designated by the Participant at the time he elects this option:

A contingent pension beginning on the first day of the calendar month following the calendar month in which the Participant’s death occurs if the Participant dies on or after the Option Effective Date, and if the Contingent Annuitant is then living, with subsequent monthly payments payable on the first day of each subsequent calendar month throughout the Contingent Annuitant’s remaining lifetime, terminating with the monthly payment due on the first day of the calendar month in which the Contingent Annuitant dies.  However, if the Participant had elected to defer his pension payments, the Contingent Annuitant may elect, at any time prior to the date contingent pension payments actually begin, to have the payments begin after the Participant’s death on the first day of any calendar month coincident with or prior to the date the Participant had elected to start receiving his pension payments.

The monthly amount payable to the Contingent Annuitant will be a specified percentage of the reduced pension payable under this option to the Participant, as specified by the Participant.  This percentage will be either 100 percent, 66 2/3 percent, or 50 percent.  Notwithstanding the foregoing, if the Contingent Annuitant is other than the Participant’s Spouse, the Contingent Pension Option may be elected only if the requirements of 26 C.F.R. §1.401(a)(9)-2 are satisfied.

An option will not become effective, and payments will be made as otherwise provided in the Plan as if this option had never been elected, if:  (a) the Participant is not living on the Option Effective Date, (b) the Participant does not, within 90 days after his election, and not later than the Option Effective Date, furnish evidence, satisfactory to the Committee, of the age of his Contingent Annuitant, or (c) the Participant elects, prior to the Option Effective Date, to cancel the option.  If the Participant’s Annuity Starting Date is on or after the date of the Participant’s 50th birthday and the Participant’s Contingent Annuitant predeceases the Participant after the contingent pension payments have begun, the option will be canceled and no longer effective, and payments will be made to the Participant in the form of an unreduced single-life annuity applicable to him pursuant to Subsection 7.2(a) (Optional Forms of Retirement Income) as of the first day of the month after the Participant notifies the Committee of the Contingent Annuitant’s death.

Notwithstanding anything to the contrary in this Subsection (b), the Contingent Pension Option in the form of a 66-2/3 percent or 50 percent option shall only be available if the Participant has or will have attained age 50 by his Annuity Starting Date.

(c)                                  Life with Ten Year Certain Option

A Participant who has or will have attained age 50 by the Annuity Starting Date may, in lieu of all payments otherwise payable on and after the Option Effective Date, elect the Life with Ten Year Certain Option providing payments as follows:

(1)                                  To the Participant:

A reduced pension beginning on the Option Effective Date with subsequent monthly payments payable on the first day of each calendar month thereafter for ten years or throughout his remaining lifetime, whichever is longer, terminating with the payment due on the first day of the calendar month after the end of ten years or in which the Participant dies, whichever is applicable.

If the Participant elects the Life with Ten Year Certain Option, the amount of the Participant’s Nonforfeitable annual pension will be determined by multiplying his Annual Pension by the appropriate Life with Ten Year Certain Factor as obtained from the following table:

LIFE WITH TEN YEAR CERTAIN FACTORS
Age	Factor	Age	Factor
50.9869		70.9065
51.9855		71.8977
52.9839		72.8883
53.9823		73.8780
54.9803		74.8670
55.9783		75.8553
56.9760		76.8429
57.9734		77.8299
58.9706		78.8163
59.9674		79.8021
60.9639		80.7875
61.9601		81.7723
62.9558		82.7569
63.9511		83.7413
64.9461		84.7253
65.9407		85.7090
66.9347		86.6925
67.9285		87.6758
68.9217		88.6591
69.9145		89.6424
		90.6259

(2)                                  To the Beneficiary designated by the Participant at the time he elects this option:

If the Participant dies prior to the end of ten years from the date of his initial pension payment, a contingent pension payable on the first day of the calendar month following the calendar month in which the Participant dies if the Participant’s death is on or after the Option Effective Date and if the Beneficiary is then living, with subsequent monthly payments being payable on the first day of each calendar month for the balance of ten years from the date of the Participant’s Option Effective Date; provided that if the Beneficiary is not then living, or if the Beneficiary dies before the first day of the last calendar month of such ten year period from the date of the Participant’s Option Effective Date, any remaining monthly payments for such ten year period shall be paid to the Beneficiary’s estate.

(d)                                 Life Annuity Level Income Option

A Participant who has or will have attained age 50 by the Annuity Starting Date and who retires prior to reaching age 62 may elect, in lieu of all payments otherwise payable on and after the Option Effective Date, the Life Annuity Level Income Option, which provides payments to the Participant that are adjusted for the months before and after the Participant is eligible to receive benefits under the Social Security Act at age 62.

The Participant will receive a reduced pension on the Option Effective Date, with subsequent monthly payments payable on the first day of each calendar month thereafter for his remaining lifetime, terminating with the payment due on the first day of the calendar month in which his death occurs.  The reduced pension the Participant receives will be calculated as follows:

(1)                                  Subject to Paragraph (5), Participant’s Annual Pension will be determined pursuant to Article 4 (Amount of Life-Only Pension) or Article 4A (Cash Balance Accounts), whichever is applicable.

(2)                                  Subject to Paragraph (5), the Participant’s Reduced Primary Social Security Benefit will be multiplied by the appropriate Level Income Option factor from the table in Addendum E to the Plan.

(3)                                  The sum of the amounts determined under Paragraphs (1) and (2) will equal the Level Income Option benefit payable to the Participant prior to age 62, which is the first date he is eligible to begin receiving Social Security Act benefits.

(4)                                  The Level Income Option benefit payable to the Participant after he reaches age 62 will equal the amount determined in Paragraph (3), minus the Participant’s Reduced Primary Social Security Benefit.

(5)                                  If a Participant has an annual accrued benefit under the MRP or the RIP as of December 31, 1997, the Level Income Option benefit payable to that Participant will not be less than the sum of (A) and (B), where (A) equals the Participant’s annual accrued benefit under the MRP or the RIP as of December 31, 1997, and (B) equals the Participant’s Reduced Primary Social Security Benefit multiplied by the appropriate MRP/RIP Level Income Option factor from the table in Addendum F to the Plan.

(e)                                  100 Percent Contingent Annuitant Level Income Option

A Participant who has or will have attained age 50 by the Annuity Starting Date and who retires prior to reaching age 62 may, in lieu of all payments otherwise payable on or after the Option Effective Date, elect the 100 Percent Contingent Annuitant Level Income Option, which provides payments as follows:

(1)                                  To the Participant:

A reduced pension that is adjusted for the months before and after the Participant is eligible to receive benefits under the Social Security Act at age 62.  The Participant will receive a reduced pension on the Option Effective Date, with subsequent monthly payments payable on the first day of the calendar month thereafter for his remaining lifetime, terminating with the payment due on the first day of the calendar month in which the Participant dies.

The reduced pension the Participant receives under this option will be calculated as follows:

(A)                              The amount that would otherwise be payable with respect to the Participant under the 100 percent Contingent Pension Option under Subsection 7.2(b) (Optional Forms of Retirement Income) is determined.

(B)                                Subject to Subparagraph (E), the Participant’s Reduced Primary Social Security Benefit will be multiplied by the appropriate Level Income Option factor from the table in Addendum E to the Plan.

(C)                                The sum of the amounts determined under Subparagraphs (A) and (B) will equal the Level Income Option benefit payable to the Participant prior to age 62,

which is the first date he is eligible to begin receiving Social Security Act benefits.

(D)                               The Level Income Option benefit payable to the Participant after he attains age 62 will equal the amount determined in Subparagraph (C), minus the Participant’s Reduced Primary Social Security Benefit.

(E)                                 If a Participant has an annual accrued benefit under the MRP or the RIP as of December 31, 1997, the Level Income Option benefit payable to that Participant will not be less than the sum of (i) and (ii), where (i) equals the Participant’s annual accrued benefit under the MRP or RIP as of December 31, 1997, converted to a reduced pension based on the 100 percent Contingent Annuitant Pension Option under Subsection 7.2(b) (Optional Forms of Retirement Income), and (ii) equals the Participant’s Reduced Primary Social Security Benefit multiplied by the appropriate MRP/RIP Level Income Option factor from the table in Addendum F to the Plan.

(2)                                  To the Contingent Annuitant:

A contingent pension beginning on the first day of the calendar month following the calendar month in which the Participant dies if the Participant dies on or after the Option Effective Date, and if the Contingent Annuitant is then living; with subsequent monthly payments payable on the first day of each subsequent calendar month throughout the Contingent Annuitant’s remaining lifetime, terminating with the monthly payment due on the first day of the calendar month in which the Contingent Annuitant dies.  However, if the Participant had elected to defer his pension payments, the Contingent Annuitant may elect at any time prior to the date contingent pension payments actually begin, to have the payments begin after the Participant’s death on the first day of any calendar month coincident with or prior to the date the Participant had elected to start receiving payments.

The monthly amount payable to the Contingent Annuitant will equal 100 percent of the reduced pension that would have been payable under this option to the Participant.

An option will not become effective, and payments will be made as otherwise provided in the Plan as if this option had never been elected, if:  (a) the Participant is not living on the Option Effective Date, (b) the Participant does not, within 90 days after his election, but not later than the Option Effective Date, furnish evidence, satisfactory to the Committee, of the age of his Contingent Annuitant, or (c) the Participant elects, prior to the Option Effective Date, to cancel the option.  If the Participant’s Annuity Starting Date is on or after the date of the Participant’s 50th birthday and the Participant’s Contingent Annuitant predeceases the Participant after the contingent pension payments have begun, the option will be canceled and no longer effective, and payments will be made to the Participant in the form of a reduced single-life annuity level income option applicable to him pursuant to Subsection 7.2(d) (Optional Forms of Retirement Income) as of the first day of the month after the Participant notifies the Committee of the Contingent Annuitant’s death.  An option cannot be elected, modified, or rescinded after the Option Effective Date.

(f)                                    Cash Balance Account Single Sum

A Participant with a Cash Balance Account may elect, in lieu of all payments otherwise payable on and after the Option Effective Date, the Cash Balance Account single sum which shall be a lump sum payment equal to the greatest of (i) the balance of the Participant’s Cash Balance Account as of the day prior to his Annuity Starting Date, (ii) the Actuarial Equivalent lump sum amount of the Participant’s Annual Pension, or (iii) the sum of the Cash Balance Account that the Participant would have had under Article 4A(Cash Balance Accounts) if the Participant had no accrued benefit other than his Cash Balance Account and had no amount credited to his Cash Balance Account in accordance with Section 4.1A (Opening Account) and the Actuarial Equivalent lump sum amount of his Prior Conversion Pension.

ARTICLE 8

PAYMENT OF PENSION

8.1                                 Timing of Payment

This Section is subject to the provisions of Section 8.3 (Small Benefits) and Section 8.6 (Required Payment of Benefits).

A Participant who ceases to be an Employee as of his Normal Retirement Date will begin receiving any pension payable to him under the Plan as of his Normal Retirement Date.  A Participant who continues as an Employee after his Normal Retirement Date will begin receiving the pension payable to him under the Plan as of the first day of the calendar month coincident with or following his Severance from Service.

A Participant who had not become a Cash Balance Participant and who ceases to be an Employee as of an Early Retirement Date will begin receiving his pension at his Normal Retirement Date unless he elects to begin receiving his pension on either his Early Retirement Date or the first day of a calendar month between his Early Retirement Date and his Normal Retirement Date (the “Deferred Pension Payment Date”); provided he has made the required election, in a manner prescribed by the Committee, prior to the date he wants his pension to begin.  A Participant who had become a Cash Balance Participant will begin receiving his pension at his Normal Retirement Date unless he elects to begin receiving his pension on the first day of a calendar month following his Severance from Service.

8.2                                 Method of Payment

Unless specified elsewhere in the Plan, all pension payments under the Plan will normally be payable in equal monthly installments, with each monthly installment equal to 1/12th of the annual amount payable.  Pension payments will be (a) made by check to the order of the Participant, his Spouse, his Beneficiary or his Contingent Annuitant, as applicable, and mailed to that person’s address as it appears on the Employer’s records, or (b) deposited directly into an account of the Participant, his Spouse, his Beneficiary or his Contingent Annuitant, as applicable, maintained by the recipient at a bank, savings and loan, or other financial institution, as directed by the recipient.

8.3                                 Small Benefits

Notwithstanding the provisions of Sections 6.2 (Method of Payment of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant) and 7.2 (Optional Forms of Retirement Income), for a Participant who had not become a Cash Balance Participant or for a Spouse with a benefit under Section 6.1 (Determination of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant), where the Actuarial Equivalent present value of the Nonforfeitable Annual Pension of the Participant or the Spouse’s benefit under Section 6.1 (Determination of Spouse’s Benefit for Participant Who Had Not Become a Cash Balance Participant) does not exceed $5,000 as of his Severance from Service Date (and as of the date as of which payment is made), the Committee or its designee will pay the Nonforfeitable Annual Pension or Spouse’s benefit (if applicable) in a single-sum cash payment equal to the Actuarial Equivalent of the pension or Spouse’s benefit otherwise payable in lieu of all other benefits under the Plan.  Notwithstanding the provisions of Sections 6.3 (Preretirement Death Benefit for Cash Balance Participant), 7.1 (Normal Forms of Pension) and 7.2 (Optional Forms of Retirement Income), for a Participant who had become a Cash Balance Participant or for a Spouse or Beneficiary (if applicable) with respect to a Participant who had become a Cash Balance Participant, where the single sum value of Participant’s accrued benefit as determined under Subsection 7.2(f) (Cash Balance Account Single Sum) or Spouse’s or Beneficiary’s death benefit (if applicable) does not exceed $5,000 as of the Participant’s Severance from Service Date (and as of the date as of which payment is made), the Committee or its designee will pay such single sum value or Spouse’s or Beneficiary’s death benefit (if applicable) in a single-sum cash payment to the Participant, Spouse or Beneficiary (as applicable) in lieu of all other benefits under the Plan.

8.4                                 Facility of Payment

If any benefit under the Plan is payable to a person whom the Committee knows is a minor or otherwise under legal incapacity, the Committee or its designee may have the payment made to the legal guardian of that person or to the person or organization as a court of competent jurisdiction may direct.  To the extent permitted by law, any payment under this Section will be a complete discharge of any liability under the Plan to that person.

8.5                                 Benefits for Late Retirees, Reemployed Retirees and Reemployed Terminated Vested Participants

(a)                                  Late Retirees

A Participant may postpone his retirement and continue his employment with an Employer after his Normal Retirement Date.  If a Participant who had not become a Cash Balance Participant continues employment after his Normal Retirement Date, he will continue to accrue years of Service and years of Participation during this time period up to the date of his actual retirement.  If a Participant who had become a Cash Balance Participant continues employment after his Normal Retirement Date, he will continue to accrue Pay Credits during this time period up to the date of his actual retirement and Interest Credits up to the Participant’s Annuity Starting Date.  The Participant’s benefit will be calculated under Article 4 (Amount of Life-Only Pension) or Article 4A (Cash Balance Annual Pension), or Article 6 (Spouse’s Benefit), whichever is applicable, as of his Severance from Service Date.

(b)                                 Suspension of Retirement Benefit Notice for Participant Who Continues Employment After His Normal Retirement Date

When a Participant continues in employment with an Employer beyond his Normal Retirement Date, benefits will not begin during that continued period of employment unless required under Section 8.6 (Required Payment of Benefits).  The Participant will be sent a notification described in § 2530.203-3(b)(4) of the Department of Labor regulations, provided that the suspension of benefits notice is limited to periods of service within the context of § 2530.203-3(c) of the Department of Labor regulations.

(c)                                  Reemployed Retirees and Reemployed Terminated Vested Participants

(1)                                  Reemployed Retiree or Reemployed Terminated Vested Participant Who Had Not Become a Cash Balance Participant.

A Reemployed Retiree or Reemployed Terminated Vested Participant who had not become a Cash Balance Participant and who resumes employment will continue to receive any pension benefit payments under the Plan to which he is entitled, and will begin to receive any pension benefit payments under the Plan, as if he were not reemployed.  When such Reemployed Retiree or Reemployed Terminated Vested Participant again incurs a Severance from Service, his Annual Pension will, subject to all of the provisions of the Plan, be recalculated by aggregating his years of Participation and by considering his Earnings during his period of reemployment; provided, however, that the Participant’s benefits as recalculated will not be less than the Actuarial Equivalent of his Annual Pension prior to his reemployment.  The Participant’s recalculated Annual Pension will be reduced by the Actuarial Equivalent of the pension benefits already paid to the Participant.  Any pension benefit payable to a Spouse or Contingent Annuitant will also be based on the Participant’s pension benefit, as so recalculated and reduced.

(2)                                  Reemployed Retiree or Reemployed Terminated Vested Participant Who Had Become a Cash Balance Participant.

(I)                                    A Reemployed Retiree or Reemployed Terminated Vested Participant who had become a Cash Balance Participant and who does not have his years of Service prior to his Severance from Service reinstated will have his Cash Balance Account reinstated with a zero balance.

(II)                                A Reemployed Retiree or Reemployed Terminated Vested Participant who had become a Cash Balance Participant, who has his years of Service prior to his Severance from Service reinstated, and who has had a distribution of his entire benefit under the Plan will have his Cash Balance Account reinstated with a zero balance.

(III)                            A Reemployed Retiree or Reemployed Terminated Vested Participant who had become a Cash Balance Participant, who has his years of Service prior to his Severance from Service reinstated, and who has not had a distribution of his entire benefit under the Plan will continue to receive any pension benefit payments under the Plan to which he is entitled as if he were not reemployed and will have his Cash Balance Account reinstated with a zero balance.

(d)                                 Questions Concerning Effect on Reemployment

The Plan’s benefit claims procedures may be used by an individual who has questions concerning the effect of reemployment by his Employer upon his pension benefit payments.

(e)                                  Additional Rules and Procedures

The Committee is authorized to develop more fully the provisions of this Section by establishing, from time to time, various rules and procedures consistent with ERISA, the Code, and the Plan.

8.6                                 Required Payment of Benefits

This Section has been included in the Plan to comply with the limitations imposed by Code paragraphs 401(a)(9) and 401(a)(14), and it will not be construed as providing for a form of benefit not otherwise provided under the Plan.  Notwithstanding any provision of this Plan to the contrary, any distribution under the Plan will be made in accordance with regulations under Code paragraph 401(a)(9), including proposed federal income tax regulation 1.401(a)(9)–2, and will comply with the following rules:

(a)                                  Unless a Participant elects otherwise, the payment of his benefits under the Plan must begin not later than the 60th day after the end of the Plan Year in which occurs the latest of:  (1) the Participant’s 65th birthday; (2) the 10th anniversary of the Plan Year in which the Participant began participation in the Plan; or (3) termination of the Participant’s employment with the Employer.

(b)                                 For purposes of this Article, “required beginning date” means (1) with respect to a Participant who is not a 5 percent owner as described in Code section 416 and who did not reach age 70½ before January 1, 1997, April 1 of the calendar year following the later of (A) the calendar year in which the Participant reaches age 70½, or (B) the calendar year in which the Participant retires; or (2) with respect to a Participant who is a 5 percent owner as described in Code section 416, or any Participant who reached age 70½ before January 1, 1997, April 1 of the calendar year following the calendar year in which the Participant reaches age 70½.  The Plan will provide an actuarial increase in accordance with the actuarial assumptions specified in Section 1.5 to a Participant’s interest in the Plan for the period beginning on the April 1 of the calendar year following the calendar year in which the Participant reaches age 70½ and ending on the date on which benefits begin after the Participant’s retirement in an amount sufficient to satisfy Code paragraph 401(a)(9).  The benefits payable to the

Participant at the end of the period described in the preceding sentence will be no less than the Actuarial Equivalent of the benefit that would have been payable to the Participant as of the April 1 of the calendar year following the calendar year in which the Participant reached 70½.

(c)                                  Notwithstanding any other provision of this Plan, the entire interest of each Participant will be distributed either:  (1) in a lump sum payment not later than the required beginning date, or (2) in a series of payments beginning not later than the required beginning date over the life of the Participant or over the lives of the Participant and the designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a designated Beneficiary).  If the Participant’s interest is to be paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

(1)                                  The annuity distributions must be paid in periodic payments made at intervals not longer than one year.

(2)                                  For purposes of computing the distribution period, life expectancies or joint and last survivor expectancies will not be recalculated.

(3)                                  Once payments have begun, the distribution period may not be lengthened even if that period would be shorter than the permitted maximum period.

(4)                                  Payments must either be non-increasing or increase only as follows:

(A)                              with any percentage increase in a specified and generally recognized cost-of-living index;

(B)                                to the extent of the reduction to the amount of the Participant’s payments to provide for a survivor benefit upon death, but only if the Beneficiary or Contingent Annuitant whose life was being used to determine the distribution period dies and the payments continue otherwise over the life of the Participant;

(C)                                to provide cash refunds of employee contributions upon the Participant’s death; or

(D)                               because of an increase in benefits under the Plan.

(5)                                  If the annuity is a life annuity (or a life annuity with a period certain not exceeding 20 years), the amount that must be distributed on or before the Participant’s required beginning date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin after the Participant’s death) will be the payment that is required for one payment interval.  The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year.  Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually or annually.  If the annuity is a period certain annuity without a life contingency (or is a life annuity with a period exceeding 20 years), periodic payments for each distribution calendar year will be combined and treated as an annual amount.  The amount that must be distributed by the Participant’s required beginning date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin after the Participant’s death) is the annual amount for the first distribution calendar year.  The annual amount for other distribution calendar years, including the annual amount for the calendar year in which the Participant’s required beginning date (or the date distributions are required to begin after the Participant’s death) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

(d)                                 If (1) the distribution of a Participant’s interest has begun in accordance with Subsection (c), and (2) the Participant dies before his entire interest has been distributed to him, the remaining portion of his interest will be distributed at least as rapidly as under the method of distribution being used under Subsection (c) as of the date of his death.

(e)                                  Except as provided in Subsection (f), if a Participant dies before the distribution of his interest has begun in accordance with Subsection (c), the Participant’s entire interest will be distributed within five years after his death.

(f)                                    For purposes of Subsection (c), any portion of a distribution that is payable to (or for the benefit of) a designated Beneficiary will be treated as completely distributed on the date on which distribution began if:

(1)                                  that portion is to be distributed (in accordance with regulations prescribed by the Secretary) over the life of the designated Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary), and

(2)                                  distributions begin by the latest of (A) one year after the date of the Participant’s death, (B) any later date that the Secretary may establish by regulations, or (C) if the Beneficiary is the

Participant’s surviving Spouse, the date on which the Participant would have attained age 70–1/2.

(g)                                 If the designated Beneficiary is the Participant’s surviving Spouse, and if the surviving Spouse dies before the distributions to the Spouse begin, Subsections (c), (e), and (f) will be applied as if the surviving Spouse were the Participant.

(h)                                 For purposes of Subsection (f), payment will be calculated by use of the expected return multiples specified in Tables V and VI of 26 C.F.R. §1.72-9.  The life expectancy of a designated Beneficiary will be calculated at the time payment first commences without further recalculation.

(i)                                     For purposes of Subsections (c), (d), (e), and (f), if any amounts payable to a child of the Participant becomes payable to the Participant’s surviving Spouse and the child reaches the age of majority, that amount will be treated as if it had been paid to the surviving Spouse.

(j)                                     If a Participant reaches age 70½ on or after January 1, 1997, but before January 1, 1999, the Plan will deem the Participant’s “required beginning date” to be April 1 of the calendar year following the calendar year in which the Participant reaches age 70½ unless the Participant elects, with his Spouse’s consent, to defer commencement of his Plan benefits until a date no later than April 1 of the calendar year following the calendar year in which the Participant retires.

8.7                                 Direct Rollovers of Eligible Distributions

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

ARTICLE 9

RETIREE MEDICAL/DENTAL BENEFITS

9.1                                 Purpose

This Article provides for the payment of certain Medical/Dental Benefits to Eligible Retirees and to their Dependents under the Plan.  The Medical/Dental Benefits described in this Article are intended to meet the requirements of Code subsection 401(h) and its interpretive regulations.

9.2           Eligibility

Only Eligible Individuals will be eligible to receive Medical/Dental Benefits (or to have Medical/Dental Benefits paid on their behalf) under this Article.

9.3           Separate Account

A Medical/Dental Benefits Account will be established and maintained with respect to contributions made to fund the benefits payable under this Article, which will be kept separate (for recordkeeping purposes only) from the amounts contributed to the Plan to fund all other benefits.  The funds in the Medical/Dental Benefits Account may be invested with funds contributed to the Plan to fund other benefits without identification of which assets of the Plan are allocable to the Medical/Dental Benefits Account and which are allocable to fund other benefits.  Where the assets are not so allocated, however, the earnings on the assets will be allocated in a reasonable manner between the Medical/Dental Benefits Account and the amounts funding other benefits under the Plan.

9.4           Impossibility of Diversion Prior To Satisfaction of All Liabilities

Prior to the satisfaction of all liabilities under this Article to provide for the payment of Medical/Dental Benefits, no part of the corpus or income of the Medical/Dental Benefits Account may be (within the taxable year or thereafter) used for, or diverted to, any purpose other than providing Medical/Dental Benefits or paying any reasonable expenses attributable to the administration of the Medical/Dental Benefits Account.

9.5           Reversion Upon Satisfaction of All Liabilities

Notwithstanding the provisions of Section 14.8 (No Diversion of Assets), any amounts that are contributed to fund Medical/Dental Benefits and that remain in the Medical/Dental Benefits Account upon the satisfaction of all liabilities arising out of the operation of this Article are to be returned to Eligible Retirees, in proportion to their respective total contributions to the Medical/Dental Benefits Account.

9.6           Forfeitures

In the event an Eligible Individual’s interest in the Medical/Dental Benefits Account is forfeited prior to termination of the Plan, an amount equal to the amount of the forfeiture will be applied as soon as possible to reduce Employer contributions to the Plan to fund the Medical/Dental Benefits under this Article.

9.7           Employer Contributions To The Medical/Dental Benefits Account

For each Plan Year, the Employer will contribute to the Medical/Dental Benefits Account the amount necessary to fund Medical/Dental Benefits, as determined by the Plan’s actuaries, provided that the contributions mandated by this sentence will be reasonable, and will be reduced (but not below zero) as required so that the aggregate actual contributions made to the Medical/Dental Benefits Account will not exceed 25% of the total aggregate actual contributions (other than any contributions to fund past service credits) made to the Plan.  All contributions to the Medical/Dental Benefits Account will be paid to the Trustee, who will hold them in Trust for the payment of Medical/Dental Benefits under this Article.  At the time an Employer makes a contribution to the Plan, it will designate the portion allocable to the Medical/Dental Benefits Account.

9.8           Medical/Dental Benefits

The Medical/Dental Benefits under the Plan will be those benefits payable to or on behalf of Eligible Individuals in accordance with the terms of a Medical/Dental Plan.

ARTICLE 10

NONALIENATION OF BENEFITS

The Pension Fund will not in any manner be liable for, or subject to, the debts or liabilities of any Participant, Beneficiary, Contingent Annuitant, or Spouse, or any other person entitled to any benefit.  No payee may assign any payment due him under the Plan.  No pension or other benefits at any time payable from the Pension Fund will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment, garnishment, levy, execution, or other legal or equitable process or encumbrance of any kind.  Any attempt to alienate, sell, transfer, assign, or otherwise encumber any such benefit, whether presently or thereafter payable, will be void.  However, the payment of benefits under the Plan will be made in accordance with the applicable requirements of any Qualified Domestic Relations Order entered by a court of competent jurisdiction or a state administrative agency.  The Committee will establish procedures to determine whether the domestic relations orders are Qualified Domestic Relations Orders and to administer distributions under Qualified Domestic Relations Orders.  Effective as of August 5, 1997, notwithstanding any provision of the Plan to the contrary, the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Participant’s benefit under the Plan, to the extent permitted under Code subparagraph 401(a)(13)(C); provided that the requirements of Code subparagraph 401(a)(13)(C)(iii) relating to the protection of the Participant’s Spouse (if any) are satisfied.

ARTICLE 11

ADMINISTRATION

11.1         Administrator

The Committee will be the administrator of the Plan.  The Committee will consist of the number of members, not fewer than three, that is specified from time to time by the Board of Directors.  All members of the Committee will be Employees or officers of an Employer.  All members of the Committee will serve without compensation.

11.2         Removal and Replacement of Committee Members

The members of the Committee will serve at the pleasure of the Board of Directors and may be removed by the Board of Directors with or without cause.  Any vacancy among the members will be filled by the Board of Directors.

11.3         Disqualification and Resignation

On the date when a Committee member is neither an Employee nor an officer of an Employer, he will be disqualified from membership on the Committee.  A member of the Committee may resign by delivering his written resignation to any other member of the Committee.  A resignation will become effective on the date specified in the instrument of resignation.

11.4         Chairperson, Services, and Counsel

The members of the Committee will elect one of their members as Chairperson and will elect a Secretary, who may be, but need not be, one of the members of the Committee.  Cinergy will provide the Committee, at Cinergy’s expense, with such clerical, accounting, actuarial, and other services as may be reasonably required by the Committee in carrying out its responsibilities.  The Committee may employ counsel, who may be, but need not be, counsel to Cinergy.

11.5         Meetings

The Committee will hold meetings upon such notice, at the places, and at the times as the Committee may from time to time determine, but no less often than quarterly.

11.6                           Quorum

A majority of the members of the Committee at the time holding office will constitute a quorum for the transaction of business.  All resolutions and other action taken by the Committee at any meeting will be by the vote of the majority of the members of the Committee present at the meeting.

11.7         Action Without Meeting

Any decision, order, direction, or other action, including orders and directions to the Trustee or Insurance Company, made in writing signed by a majority of the members of the Committee at the time holding office will constitute valid and effective action of the Committee, whether or not the matter to which that decision, order, direction, or other action pertains had already been acted upon at a duly called and held meeting of the Committee.

11.8         Notice to Trustee of Changes in Membership

The Trustee will not be charged with notice of any change in the membership of the Committee unless and until it has received a certified copy of the resolution or vote of the Board of Directors effecting the change.

11.9         Correction of Defects

The Committee may correct any defect or supply any omission or reconcile any error or inconsistency in its previous proceedings, decisions, orders, directions, or other actions in a manner and to such extent as it will deem advisable to carry out the purposes of the Plan.

11.10       Reliance Upon Legal Counsel

The members of the Committee, and Cinergy, and Cinergy’s officers and directors, will be entitled to rely upon all opinions given by legal counsel selected by the Committee.

11.11       Expenses

In the performance of its duties, the Committee is authorized to incur reasonable expenses, including counsel fees.  All operating expenses of the Plan, including insurance premiums payable to the Pension Benefit Guaranty Corporation, fees for professional services, and technical or clerical assistance, will be paid from the Pension Fund, to the extent not paid by the Employer.  Investment expenses and any federal, state, or local taxes that may be levied against the Pension Fund will also be paid from the Pension Fund.

11.12       Indemnification

Cinergy agrees to indemnify and hold harmless each member of the Committee against any cost, expense, or liability (including any sum paid in settlement of any claim with the approval of the Board of Directors) arising out of any act or omission to act as a member of the Committee, except only acts and omissions representing willful misconduct, fraud, or lack of good faith.

11.13       Powers and Duties of Committee

Subject to the specific limitations stated in this document, the Committee will have the following powers, duties, and responsibilities:

(a)           to carry out the Plan’s general administration;

(b)           to cause to be prepared all forms necessary or appropriate for the Plan’s administration;

(c)           to keep appropriate books and records, including minutes of the Committee’s meetings;

(d)                                 to determine, consistent with the provisions of this document, the manner in which the Pension Fund will be allocated and disbursed;

(e)                                  to give directions to the Trustee or Insurance Company as to the amounts to be disbursed to Participants and others under the Plan’s provisions;

(f)                                    to determine, with discretionary authority and consistent with the provisions of this document, all questions of the eligibility, rights, and status of Participants and others under the Plan;

(g)                                 to exercise all other powers and duties specifically conferred upon the Committee elsewhere in this document and the Trust Agreement or Group Annuity Contract;

(h)                                 to exercise all duties and responsibilities imposed by ERISA upon the Committee as the Plan’s administrator;

(i)                                     to interpret, with discretionary authority, the provisions of the Plan and to resolve, with discretionary authority, all disputed questions of Plan interpretation and benefit eligibility;

(j)                                     to employ agents to assist it in performing its administrative duties; and

(k)                                  to allocate and delegate its fiduciary responsibilities in accordance with ERISA section 405.

The Committee will at all times make similar decisions on similar questions involving similar circumstances.  Subject to the provisions of ERISA and to the provisions of Article 12 (Benefit Claims Procedures) relating to claims, all decisions of the Committee made in good faith on all matters within the scope of its authority under the provisions of this document will be final and binding upon all persons.

11.14       Matters Specifically Excluded from Jurisdiction

Notwithstanding any other provision of this document, the Committee will have no power, duty, or authority with respect to determination of the amounts to be contributed by the Employer to the Pension Fund or Trust Fund.

ARTICLE 12

BENEFIT CLAIMS PROCEDURES

Claims for benefits under the Plan will be made in writing to the Committee or its designee.  If a claim for benefits is wholly or partially denied, the Committee or its designee will notify the Claimant of the claim’s denial within a reasonable period of time not to exceed 90 days after the claim’s receipt, unless special circumstances require an extension of time for processing, in which case notification will be rendered as soon as possible, but not later than 180 days after the claim’s receipt.  If an extension of time for processing is required, written notice of the extension will be furnished to the Claimant prior to the termination of the initial 90 day period.  The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render final notification.  The notice of denial will be written in a manner calculated to be understood by the Claimant and will set forth (a) the specific reason or reasons for the denial, (b) a specific reference to the pertinent Plan provisions on which the denial is based, (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why that material or information is necessary, and (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review.  The Committee or its designee is authorized to develop more fully the Plan’s benefit claims procedures by establishing from time to time, various rules and procedures consistent with ERISA.

Within 60 days after the Claimant’s receipt of written notice of the claim’s denial, the Claimant, or his duly authorized representative, may file a written request with the Committee requesting a full and fair review of the denial of the Claimant’s claim for benefits.  In connection with the Claimant’s appeal of the denial of his claim for benefits, the Claimant may review pertinent documents in the Committee’s possession and may submit issues and comments in writing.  The Committee will make a decision on review promptly, but not later than the date of the Committee meeting that immediately follows the receipt of the Claimant’s request for review, unless the request for review is filed within 30 days before the date of that meeting.  In that case, a decision will be made as soon as possible, but not later than the date of the second Committee meeting following receipt of the request for review.  If special circumstances require a further extension of time for processing, a decision will be rendered not later than the third Committee meeting following receipt of the Claimant’s request for review.  If an extension of time for review is required because of special circumstances, written notice of the extension will be sent to the Claimant before the extension begins.  The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the final decision.  The decision on review will be in writing and written in a manner calculated to be understood by the Claimant, will set forth the specific reason or reasons for the decision, and will contain a specific reference to the pertinent Plan provisions on which the decision is based.  If the decision on review is not furnished to the Claimant within 60 days of receipt of the request for review, or within 120 days after its receipt if special circumstances required an extension of time, the claim will be deemed denied on review.

ARTICLE 13

FUNDING POLICY AND METHOD

Cinergy will establish and carry out a funding policy and method for the Plan consistent with (a) the Plan’s past experience, (b) the Plan’s anticipated experience, (c) the Plan’s objectives, (d) the requirements of ERISA, and (e) the requirements of the Code.  Cinergy will (a) communicate the funding policy and method to the Committee, (b) periodically review the funding policy and method, and (c) document all action taken with respect to the funding policy and method.

ARTICLE 14

MISCELLANEOUS

14.1         No Enlargement of Employee Benefits

This Plan is strictly a voluntary undertaking on the part of each Employer and will not be deemed to constitute a contract between an Employer and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee.  Nothing contained in the Plan will be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of the Employer to discharge any Employee at any time.  No Employee, prior to his retirement under conditions of eligibility for pension benefits or prior to his satisfying the Vesting Requirement will have any right to, or interest in, any portion of any fund arising from his Employer’s contributions under this Plan or, in any event, other than as specifically provided in the Plan.  No person will have any right to pension benefits except to the extent provided in the Plan.

14.2         Reemployment

If an Eligible Employee who first became an Employee prior to January 1, 2003 incurs a Severance from Service and is later reemployed by an Employer, his two (or more) periods of employment will, subject to all of the provisions of the Plan, be aggregated for the purpose of determining his Year of Eligibility Service, his years of Participation, and his years of Service.

If an Eligible Employee who first became an Employee after December 31, 2002 incurs a Severance from Service and is later reemployed by an Employer (or Affiliate), his period of employment prior to his Severance from Service will, subject to all of the provisions of the Plan, be aggregated for the purpose of determining his years of Service, his Years of Eligibility Service and his years of Participation only if the Employee either had satisfied the Vesting Requirement at his Severance from Service or if his Period of Severance is less than 60 consecutive months.  If an Employee’s period of employment prior to his Severance from Service is not aggregated pursuant to the immediately preceding sentence, the Service, Years of Eligibility Service and Participation shall be disregarded.

14.3         Qualified Military Service

Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contributions, benefits, and service credits with respect to qualified military service will be provided in accordance with Code subsection 414(u).  For a Participant who had become a Cash Balance Participant, to comply with (and not in addition to the benefits under) Code subsection 414(u), Pay Credits will be credited during the Participant’s military leave that would qualify as qualified military service if the Participant would return to employment as provided in Chapter 43 of Title 38, United States Code.

14.4         Notice of Address

Each Participant, Retired Participant, Terminated Vested Participant, Beneficiary, Contingent Annuitant, and Spouse entitled to benefits under the Plan must submit to the Committee or its designee his post office address and each change of post office address.  Any communication, statement, or notice addressed to a person at his latest post office address filed with the Committee or its designee will, upon deposit in the United States mail with postage prepaid, be binding upon that person for all purposes of the Plan, and neither the Insurance Company, the Committee, nor the Trustee will be obliged to search for, or to ascertain the whereabouts of, any person.

14.5         Data

Participants, Retired Participants, Terminated Vested Participants, Beneficiaries, Contingent Annuitants, and Spouses must furnish to the Committee, the Insurance Company, and the Trustee any documents, evidence, or information that the Committee, the Insurance Company, or the Trustee considers necessary or desirable for the purpose of administering the Plan, or to protect the Committee, the Insurance Company, or Trustee; and it will be a condition of the Plan that each person must furnish this information promptly and sign required documents before any benefits become payable under the Plan.

14.6         No Individual Liability

It is the express purpose and intention of the Plan that, except as otherwise required by law, no individual liability whatever will attach to, or be incurred by, the shareholders, officers, or members of the board of directors of any Employer, or the Committee, or its members, or any fiduciary designated pursuant to Section 11.13 (Powers and Duties of Committee), or any representatives appointed by Cinergy under the Plan, under or by reason of any of the terms or conditions of the Plan.

14.7         Participant’s Statement of Agreement

Cinergy will have the right, at any time, to require any Participant to agree in writing to be bound by the Plan’s provisions.  However, the absence of an agreement will not relieve any Participant from being legally bound by the provisions of the Plan.

14.8         No Diversion of Assets

None of the assets of the Pension Fund may be used for, or diverted to, purposes other than the exclusive benefit of the Participants and their Beneficiaries.  However, nothing in this Section will prohibit the return to the Employers, in accordance with the provisions of ERISA subsection 403(c), of a contribution (or a portion of a contribution) by the Employers to the Pension Fund if the contribution is (a) made by reason of mistake of fact, (b) conditioned on the initial qualification of the Plan under Code subsection 401(a), or (c) conditioned upon its deductibility under Code section 404 and the deduction is not fully allowed.

14.9         Governing Laws

The Plan will be construed and administered according to the internal laws of the State of Ohio to the extent that those laws are not preempted by federal law.

14.10       Severability

If any part of the Plan is adjudged by a court of competent jurisdiction to be contrary to the laws governing the Plan, then the Plan will, in all other respects, be and remain legally effective and binding to the full extent permissible under the law.

14.11       Interpretation and Regulation of Plan

Cinergy, by action of the Committee, reserves the right to interpret and regulate the Plan, by exercise of discretionary authority, and its interpretation and regulation will be legally effective and binding on all parties concerned.

14.12       Communications by Participants

All communications by Participants and other concerned parties concerning the Plan will be in writing and directed to the Committee or its designee.

14.13       Headings

The headings of Articles, Sections, Subsections, Paragraphs or other parts of the Plan are for convenience of reference only and do not define, limit, construe, or otherwise affect the contents of this document.

14.14       Accrued Benefit Not to be Decreased by Amendment

Notwithstanding any other provisions of the Plan to the contrary, no accrued benefit of a Participant under the Plan will be decreased by an amendment to the Plan, other than an amendment described in Code paragraph 412(c)(8) or ERISA section 4281.  For purposes of this Subsection, an amendment to the Plan that has the effect of:

(a)                                  eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in the regulations under Code paragraph 411(d)(6)), or

(b)                                 eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, will be treated as reducing the accrued benefit of a Participant.  In the case of any retirement-type subsidy, the preceding sentence will apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy.

ARTICLE 15

TRUSTS AND INSURANCE CONTRACTS

15.1         Trusts and Insurance Contracts

As part of the Plan, the Employers have established a Pension Fund.  The Pension Fund may consist of a trust, or a fund under a group annuity contract issued by an Insurance Company, or a combination of each.  Benefits may, however, be provided through other trusts or insurance contracts as Cinergy, in its sole discretion, may establish or cause to be established or entered into for the purposes of carrying out the Plan.  Cinergy will determine the form and terms of any trust and will also determine the terms and provisions of any group annuity contract.  Cinergy may also, in its sole discretion, cause any funds held by any Insurance Company, or any Trust Fund held by any Trustee, for the purpose of providing benefits under the Plan, to be transferred to any other Insurance Company, or qualified Trustee, to be held for the same purpose.

15.2         Irrevocability

The Employers will have no right, title, or interest in the Pension Fund or to the contributions made under the Plan, and no part of the Pension Fund will revert to the Employers, except that upon termination of the Plan and after satisfaction or provision for the satisfaction of all fixed and contingent liabilities or obligations to persons entitled to benefits upon the termination, any balance remaining in the Pension Fund will be distributed to the Employers.  However, nothing in this Section will prohibit the return, in accordance with the provisions of ERISA subsection 403(c), to the Employers of a contribution (or a portion of a contribution) by the Employers to the Pension Fund if the contribution is (a) made by reason of mistake of fact, (b) conditioned on the initial qualification of the Plan under Code subsection 401(a), or (c) conditioned upon its deductibility under Code section 404 and the deduction is not fully allowed.

15.3         Sufficiency of Pension Fund

The Employer intends the Plan to be a permanent, as distinguished from a temporary, program.  Except as otherwise provided by the Code or ERISA, however, the Employer will not be under any liability to make contributions to the Pension Fund.  Benefits under the Plan are to be paid only from the Pension Fund and only to the extent that the Pension Fund is sufficient for that purpose.  Neither Cinergy, nor any of the officers, employees, members of the Board of Directors, the Committee, or representatives of Cinergy guarantees in any manner nor, unless otherwise required by law, will be liable for the payment of benefits under the Plan.  Except as otherwise provided by ERISA, any person having any claim under, or in connection with, the Plan must look solely to the Pension Fund for satisfaction.

ARTICLE 16

CONTRIBUTIONS

No contributions to the Plan by Participants will be required or permitted under the Plan.

During the continuance of the Plan and for the purpose of providing the benefits contemplated under the Plan, the Employer intends to deposit, from time to time, with the Trustee or with the Insurance Company, sums of money, to be held in the Pension Fund, which, together with the earnings of the Pension Fund, will be deemed sufficient to provide the benefits of the Plan and to satisfy the minimum funding standards set forth in ERISA.  All contributions by the Employer to the Pension Fund are expressly conditioned upon deductibility under Code section 404.

ARTICLE 17

APPROVAL UNDER INTERNAL REVENUE CODE

The Plan as set forth in this document is intended to comply with the requirements of Code subsection 401(a), so that the income of the Pension Fund may be exempt from federal income taxes and so that contributions of the Employers under the Plan may be deductible for federal income tax purposes under Code section 404.  Any modification or amendment of the Plan may be made, retroactive or otherwise, as necessary or appropriate to establish and maintain its qualified status under the Code, or to otherwise comply with ERISA.

ARTICLE 18

TEMPORARY RESTRICTIONS ON BENEFITS

18.1         Temporary Restrictions

(a)                                  Notwithstanding any other provisions of the Plan, the benefit of any Highly Compensated Participant upon the Plan’s termination will be limited to a benefit that is nondiscriminatory under Code paragraph 401(a)(4).

(b)                                 Upon the Plan’s termination, annual payments of Plan benefits made on behalf of any of the 25 highest paid Employees or former Employees of the Employer and the Affiliates in a particular Plan Year will be restricted to an amount equal in each Plan Year to:

(1)                                  the payments that would be made on behalf of the Employee under a single life annuity that is the Actuarial Equivalent of the accrued benefit and other benefits to which the Employee is entitled under the Plan (other than a social security supplement), plus

(2)                                  the amount of the payments that the Employee is entitled to receive under a social security supplement.

(c)                                  The restrictions of Subsection (b) will not apply to payments made to an Employee who is one of the 25 highest paid Employees or former Employees if any one of the following requirements is satisfied:

(1)                                  After payment to the Employee of all benefits payable to the Employee under the Plan, the value of the Plan’s assets equals or exceeds 110 percent of the value of the Plan’s current liabilities as defined under Code paragraph 412(l)(7).  The value of Plan assets and the value of current liabilities for this purpose must be determined as of the same date;

(2)                                  The value of the benefits payable to the Employee under the Plan is less than one percent of the value of the Plan’s current liabilities before distribution, or

(3)                                  The value of the benefits payable to the Employee does not exceed $5,000.

ARTICLE 19

AMENDMENT AND TERMINATION

19.1         Right to Amend or Terminate

Cinergy reserves the right to modify, alter, amend, revoke or terminate the Plan and/or any Trust Fund or group annuity contract that may be established or entered into to effectuate and implement the Plan at any time.  The Board of Directors will generally have the authority to adopt amendments; provided, however, that such authority may be delegated from time to time to the Cinergy Corp. Benefits Committee or otherwise; provided further, however, that the Committee or the compensation committee of the Board of Directors may adopt any amendment to ensure the continued qualification of the Plan and Pension Fund under Code subsections 401(a) and 501(a), to comply with the provisions of any federal statute or regulation impacting pension plans, to enhance the delivery of benefits to Participants and Beneficiaries, to ease Plan administration, or to respond to the withdrawal of any Employer from the Plan.

The Board of Directors, or any person or persons duly authorized by the Board of Directors, will also have the right, authority, and power to terminate the Plan and to discontinue or suspend the payment of contributions to provide benefits under the Plan (except for the provision of any agreement which has been entered into between an Employer and a labor union representing Eligible Employees).  However, no action taken pursuant to this Section will operate to enlarge the right of Cinergy under Section 15.2 (Irrevocability).

19.2         Effect of Termination

If a partial or complete termination of the Plan occurs, all Participants with respect to whom the Plan is being so terminated will have a Nonforfeitable right to their benefits accrued under the Plan up to the date of termination of the Plan to the extent then funded.

Except as otherwise required by ERISA section 4044, Cinergy will direct the Trustee and/or Insurance Company to segregate the Pension Fund, as determined by Cinergy to be attributable to the group that is terminating its participation in the Plan, and to make separate allocations of the segregated assets among the respective persons having interests in them.  The separate allocations will be made as follows:

(a)           First, either:

(1)                                  in the case of the pension of a Retired Participant, a Terminated Vested Participant, a Spouse, or a Contingent Annuitant that began at least three years prior to the termination date of the Plan, that portion of the pension that is based on the provisions of the Plan as in effect at any time during the five-year period ending on the termination date, which would result in the least amount, or

(2)                                  in the case of the pension of an Active Participant, a Participant who has incurred a Severance from Service, or either a Retired Participant or a Terminated Vested Participant not included in Paragraph (1) of this Subsection (a) that three years prior to the termination date of the Plan would have began had the Participant then become a Retired Participant, a Terminated Vested Participant, or the Participant’s Spouse or Contingent Annuitant, that portion of the pension that is based on the provisions of the Plan that were in effect at any time during the five-year period ending on the termination date, which would result in the least amount;

(b)                                 Second, all other pensions under the Plan that are guaranteed by the Pension Benefit Guaranty Corporation;

(c)                                  Third, all other pensions with respect to both (1) Retired Participants, Terminated Vested Participants, Spouses, and Contingent Annuitants and (2) Active Participants and Participants who have incurred a Severance from Service who, as of the date of termination of the Plan, have completed the Vesting Requirement of the Plan; and

(d)                                 All other pensions under the Plan.

If the balance of the Pension Fund allocable to the terminating group that is remaining after allocations have been made with respect to all pensions in a preceding class or group is insufficient to allocate the full Actuarial Equivalent of pensions to all persons in the class or group for which it is then being applied, the balance will be allocated to each person in the class or group in the proportion to which the Actuarial Equivalent of the pension allocable to him pursuant to the class or group bears to the total Actuarial Equivalent of the pensions so allocable to all persons in the class or group.  However, if the balance is sufficient to allocate a portion only of the full Actuarial Equivalent of the pensions set forth in Subsection (c), then the amounts of pension otherwise provided will be redetermined based on the provisions of the Plan as in effect five years prior to the termination date, or, if applicable, as of the later date as will provide for the allocation of the full Actuarial Equivalent thereof.

The amounts so allocated will, subject to the rights of the Insurance Company under the Group Annuity Contract governing allocations of small annuities, be purchased under the Group Annuity Contract or other group annuity contract.

Any balance remaining in the Pension Fund that is allocable to the terminating group, and after all allocations have been made pursuant to the foregoing provisions of this Subsection, will be allocated to the Employers.

19.3         Merger and Consolidation of Plan

In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions will be made so that each Participant in the Plan on the date thereof (if the Plan had then terminated) would receive a benefit immediately after the merger, consolidation or transfer that is equal to, or greater than, the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer if the Plan had then terminated.

19.4         Post-Change in Control Merger, Consolidation, or Transfer of Pension Plan Assets or Liabilities

Notwithstanding the preceding provisions of this Article or any other provision of this Plan, in the event of any merger or consolidation of this Plan with another employee benefit plan or any transfer of assets or liabilities of this Plan to another plan that is effected within three years following a Change in Control, (a) the accrued benefit of each Participant who is actively employed by an Employer as of the effective date of the merger, consolidation, or transfer of assets or liabilities and with respect to whom liability for the payment of benefits under the Plan is being merged or consolidated with or transferred to another plan will become fully vested; (b) the vested accrued benefit of each Participant, former Participant, and Beneficiary with respect to whom any liability for the payment of benefits under the Plan is being merged or consolidated with or transferred to another plan will be increased in accordance with Section 19.6 (Post-Change in Control Surplus Reversion) as if the Plan had terminated immediately prior to any merger, consolidation, or transfer (and for purposes of calculating the increase, the accrued benefits of all other Participants, former Participants and their Beneficiaries will be deemed to have increased in accordance with Section 19.6 (Post-Change in Control Surplus Reversion)); and (c) prior to consummation of any merger, consolidation, or transfer, the accrued benefit (as increased, if applicable) of each Participant, former Participant, and Beneficiary with respect to whom liability for the payment of benefits under the Plan is being merged or consolidated with or transferred to another plan will be satisfied by the purchase of a guaranteed annuity contract from a financially sound insurance company that represents an irrevocable commitment to satisfy the accrued benefit (as increased, if applicable) of the person.  Notwithstanding the provisions of Section 19.1 (Right to Amend or Terminate), the provisions of this Section may not be amended by an amendment to the Plan effective within three years following a Change in Control.

19.5         General Protection of Benefits in the Event of a Change in Control

Notwithstanding any other provisions of this Plan, for a period of three years following a Change in Control, the provisions of this Plan may not be amended in any manner that would adversely affect in any way the computation or amount of or the entitlement to retirement benefits under the Plan, including, but not limited to, any adverse change in or to (a) the rate at which benefits accrue or vest, (b) the compensation recognized under the Plan, or (c) the optional forms of payment available to a Participant or Beneficiary under the Plan, including the time of commencement of benefits and any actuarial factors utilized.  Notwithstanding the provisions of Section 19.1 (Right to Amend or Terminate), the provisions of this Section may not be amended by an amendment effective within three years following a Change in Control.

19.6         Post-Change in Control Surplus Reversion

Notwithstanding the preceding provisions of this Article or any other provision of the Plan, in the event this Plan is terminated within three years following a Change in Control, the assets of the Plan will be applied in accordance with the preceding provisions of this Article to satisfy all liabilities to Participants, former Participants, and their Beneficiaries.  If, after satisfaction of the liabilities, there are assets remaining in the Plan, the balance will be applied on a pro rata basis based upon final vested benefit to increase the benefits of the Participants, former Participants, and their Beneficiaries, subject however, to the applicable legal limitations on benefits payable from tax qualified plans.  Notwithstanding the provisions of Section 19.1 (Right to Amend or Terminate), the provisions of this Section may not be amended by an amendment to the Plan effected within three years following a Change in Control.

ARTICLE 20

AUTHORIZED TRANSACTION

                Cinergy will have the right, authority, and power to transfer some or all of the assets of the Plan, including contributions and earnings, to a pooled investment fund of an insurance company qualified to do business in one or more states of the United States, even though that insurance company might otherwise be a “party in interest,” as that term is defined in ERISA; provided, the insurance company receives not more than reasonable compensation with respect to the transaction

ARTICLE 21

PARTICIPATION BY OTHER EMPLOYERS

21.1         Adoption of Plan

With Cinergy’s consent, any Affiliate may become a participating Employer under the Plan by (a) taking appropriate action to adopt the Plan, (b) filing with Cinergy a duly certified copy of the Plan as adopted by the Affiliate, (c) becoming a party to the trust agreement establishing the Trust Fund, and (d) executing and delivering documents and taking any other action as may be necessary or desirable to put the Plan into effect with respect to it.

21.2         Withdrawal from Participation

Any Employer may, with Cinergy’s consent, withdraw from participation in the Plan at any time by filing with Cinergy a duly certified copy of a resolution of its board of directors to that effect and giving notice of its intended withdrawal to Cinergy, the Trustee, and Insurance Company prior to the effective date of withdrawal.  If an Employer withdraws from the Plan, Cinergy will determine the portion of the Pension Fund held by the Trustee or Insurance Company that is applicable to the Participants and former Participants of the withdrawing Employer and direct the Trustee and Insurance Company to segregate its portion in a separate trust.  The separate trust will be held and administered as a part of the separate plan of the withdrawn Employer.  The portion of the Pension Fund applicable to the Participants and former Participants of a particular Employer will be the sum of:

(a)                                  the total amount of the accrued benefits applicable to the Participants and former Participants of the withdrawing Employer, and

(b)                                 an amount that bears the same ratio to the excess, if any, of:

(1)                                  the total of the Pension Fund over

(2)                                  the total amount of the accrued benefits applicable to the Participants and former Participants of the withdrawing Employer bears to the total amount of the accrued benefits applicable to all Participants and former Participants.

Notwithstanding the preceding sentence, if the total amount of the present value of the accrued benefits applicable to the Participants and former Participants of the withdrawing Employer (when combined with the value of any other assets segregated during that Plan Year) is less than three percent of the total of the Pension Fund as of at least one day in the Plan Year during which the withdrawal occurs, the portion of the Pension Fund applicable to the Participants and former Participants of the withdrawing Employer will be equal to the present value of those Participants’ accrued benefits.

21.3         Cinergy as Agent for Employers

Each Affiliate that becomes a participating Employer pursuant to Section 21.1 (Adoption of Plan) or Article 22 (Continuance by a Successor) by so doing will be deemed to have appointed Cinergy its agent to exercise on its behalf all of the powers and authorities conferred upon Cinergy by the terms of the Plan, including, but not limited to the power to amend and terminate the Plan.  Cinergy’s authority to act as agent will continue unless and until the portion of the Pension Fund held for the benefit of Employees of the particular Employer and their Beneficiaries is set aside in a separate trust as provided in Section 21.2 (Withdrawal from Participation).  Each Employer will, from time to time, upon Cinergy’s request, furnish to Cinergy any data and information as Cinergy requires in the performance of its duties.

ARTICLE 22

CONTINUANCE BY A SUCCESSOR

If Cinergy or any other Employer is reorganized by way of merger, consolidation, transfer of assets, or otherwise, so that a corporation, partnership, or person other than an Employer succeeds to all or substantially all of the Employer’s business, the successor may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the trust agreement.  Contributions by the Employer will be automatically suspended from the effective date of any reorganization until the date upon which the substitution of the successor corporation for the Employer under the Plan becomes effective.  If, within 90 days following the effective date of any reorganization, the successor does not elect to become a party to the Plan, or if the Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan will be automatically terminated with respect to employees of the Employer as of the close of business on the 90th day following the effective date of reorganization or as of the close of business on the date of adoption of a plan of complete liquidation, as the case may be, and Cinergy will direct the Trustee to distribute the portion of the Trust Fund applicable to that Employer in the manner provided in Section 21.2 (Withdrawal from Participation).

ARTICLE 23

PROVISIONS RELATING TO TOP-HEAVY PLAN

23.1         Construction of this Section

This Article will be construed in accordance with Code section 416.

23.2         Top-Heavy Determination

For each Plan Year, the Committee will determine whether the Plan is a Top-Heavy Plan or a Super Top-Heavy Plan.

(a)                                  The Plan constitutes a “Top-Heavy Plan” for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees or (2) the sum of the Present Value of Accrued Benefits of Key Employees under the Plan and the Aggregate Accounts of Key Employees under any Qualified Defined Contribution Plan of an Aggregation Group, exceeds 60 percent of the Present Value of Accrued Benefits or the Present

Value of Accrued Benefits under the Plan and the Aggregate Accounts of all Participants under any Qualified Defined Contribution Plan of an Aggregation Group.

If any Participant is a non-Key Employee for any Plan Year, but the Participant was a Key Employee for any prior Plan Year, the Participant’s Present Value of Accrued Benefits and/or Aggregate Account Balance will not be taken into account for purposes of determining whether this Plan is a Top-Heavy Plan (or whether any Aggregation Group that includes this Plan is a Top-Heavy Group)

(b)                                 The Plan constitutes a “Super Top-Heavy Plan” for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees or (2) the sum of the Present Value of Accrued Benefits of Key Employees under the Plan and the Aggregate Accounts of Key Employees under any Qualified Defined Contribution Plan of an Aggregation Group, exceeds 90 percent of the Present Value of Accrued Benefits or the Present Value of Accrued Benefits under the Plan and the Aggregate Accounts of all Participants under any Qualified Defined Contribution Plan of an Aggregation Group.

(c)                                  Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the sum of:

(1)                                  the Present Value of Accrued Benefits of Key Employees under all Qualified Defined Benefit Plans included in the group, and

(2)                                  the Aggregate Accounts of Key Employees under Qualified Defined Contribution Plans included in the group,

exceeds 60 percent of a similar sum determined for all Participants.

(d)                                 In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group.  No plan in the Permissive Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is not a Top-Heavy Group.

(e)                                  In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group.

23.3         Effects of a Top-Heavy Determinations

If, for any Plan Year, the Committee determines that the Plan is a Top-Heavy Plan or a Super Top-Heavy Plan, the effect of that determination on the Vesting Requirement and on the benefits payable under the Plan are described in

Section 5.1(b) (Vesting Requirement) and Section 4.7 (Benefits if Plan Becomes a Top-Heavy Plan), respectively.

Terms that relate to this Article are defined in the Plan in the following sections:

Defined Term Section	Section

Aggregate Account	1.8
Defined Benefit Plan Fraction	1.29
Defined Contribution Plan Fraction	1.30
Determination Date	1.32
Final Average Earnings	1.49
Present Value of Accrued Benefits	1.82
Super Top-Heavy Plan	1.105
Top-Heavy Group	1.108
Top-Heavy Plan	1.109
Top-Heavy Plan Year	1.110
Valuation Date	1.113

ARTICLE 24

MERGER WITH THE MRP

24.1         Acceptance of Assets and Liabilities of MRP Trust

As soon as practicable after January 1, 1998 (but not before 30 days after the required notification has been filed with the Internal Revenue Service), the Trustee will accept a transfer from the trustee or funding agent of the MRP of all of the assets and liabilities of the trust or insurance or annuity contracts through which the MRP is funded.

24.2         Participation of MRP Participants

Each individual who was a participant in the MRP as of December 31, 1997, will remain a Participant in the Plan on January 1, 1998.  Each participant or former participant in the MRP who as of the date of the transfer referred to in Section 24.1 (the “Transfer Date”) is receiving benefits under the MRP or has retired or incurred a severance from service with CG&E and has a right to receive future benefits under the MRP will be entitled to receive benefits under the Plan as of the Transfer Date.  A beneficiary entitled to benefits under the MRP as of the Transfer Date will become entitled to benefits under the restated Plan as of that date.  The Annual Pension of a Participant described in this Section will at no time be less than the Participant’s accrued benefit under the MRP as of the Transfer Date.

ARTICLE 25

SPIN OFF OF PSI PLAN

25.1         Acceptance of Assets and Liabilities of PSI Plan Trust

On December 31, 1997, the assets and liabilities attributable to Exempt Employees and Non-Exempt Employees who were participants in the PSI Plan as of that date were spun off from the PSI Plan.  As soon as practicable after January 1, 1998 (but not before 30 days after the required notification has been filed with the Internal Revenue Service), the Trustee will accept a transfer from the trustee or funding agent of that spun-off portion of the PSI Plan of all of the assets and liabilities of the trust or insurance or annuity contracts through which the spun-off portion of the PSI Plan is funded.

25.2         Participation of PSI Plan Participants

Each Exempt Employee or Non-Exempt Employee who was a participant in the PSI Plan as of December 31, 1997 became a participant in this Plan on January 1, 1998.  Each participant or former participant in the PSI Plan who as of the date of the transfer referred to in Section 25.1 (the “PSI Transfer Date”) is receiving benefits under the PSI Plan or has retired or incurred a severance from service with PSI and has a right to receive future benefits under the PSI Plan will become a Participant as of the PSI Transfer Date.  A beneficiary entitled to benefits under the PSI Plan as of the PSI Transfer Date will instead become entitled to benefits under this Plan as of that date.  The Annual Pension of a Participant described in this Section will at no time be less than the Participant’s accrued benefit under the PSI Plan as of the PSI Transfer Date.

ARTICLE 26

MRP, RIP, PSI PLAN RETIREE INCREASE

26.1         Eligible Recipient: Benefit Increase

(a)                                  Notwithstanding Article 2 of the Plan, effective January 1, 2002, the Benefit Amount of each Eligible Recipient that is otherwise payable from the Plan on or after January 1, 2002 shall be increased by an amount equal to the product of the Eligible Recipient’s Applicable Percentage, as determined under Section 26.2, multiplied by his Benefit Amount.

(b)                                 Notwithstanding Section 26.1(a), the increase for each Eligible Recipient shall be at least $50 per month.

26.2         Applicable Percentage

(a)                                  Pre-1981 Eligible Recipients:

Eligible Recipient	Applicable Percentage
A Retiree whose Actual Separation Date occurred before January 1, 1981.	20%
A Contingent Annuitant or Spouse (if any) of the foregoing Retiree (if deceased).	20%
A Preretirement Spouse of any Retiree who died on or before December 1, 1980.	20%
A Disabled Participant whose Actual Separation Date occurred before January 1, 1981.	20%

(b)                                 1981-1988 Eligible Recipients:

Eligible Recipient	Applicable Percentage
A Retiree whose Actual Separation Date occurred on or after January 1, 1981 and before January 1, 1989.	10%
A Contingent Annuitant or Spouse (if any) of the foregoing Retiree (if deceased).	10%
A Preretirement Spouse of any Retiree who died after December 1, 1980 and on or before December 1, 1988.	10%
A Disabled Participant whose Actual Separation Date occurred on or after January 1, 1981 and before January 1, 1989.	10%

(c)                                  1989-1993 Eligible Recipients:

Eligible Recipient	Applicable Percentage
A Retiree whose Actual Separation Date occurred on or after January 1, 1989 and before January 1, 1994.	5%
A Contingent Annuitant or Spouse (if any) of the foregoing Retiree (if deceased).	5%
A Preretirement Spouse of any Retiree who died after December 1, 1988 and before December 1, 1993.	5%
A Disabled Participant whose Actual Separation Date occurred on or after January 1, 1989 and before January 1, 1994.	5%

26.3         Definitions

Terms used in this Article 26 with initial capital letters shall have the meanings indicated in the Plan or below, whichever is applicable:

(a)                                  “Benefit Amount” means, subject to paragraph (3) below, the applicable amount in paragraph (1) or (2) below:

(1)                                  The amount of the monthly benefit actually being paid to the Eligible Recipient from the Plan as of January 1, 2002, in whatever annuity or other ongoing payment form, as the same may have been increased by any amendment to the MRP, RIP or PSI Plan.

(2)                                  In all other cases, the amount of the monthly benefit that is first payable to the Eligible Recipient after January 1, 2002, as the same may have been increased by any amendment to the MRP, RIP or PSI Plan.

(3)                                  The Benefit Amount of an Eligible Recipient shall in no event include any temporary supplemental benefit, including but not limited to any supplemental benefit payable pursuant to (i) Article 15 of the MRP (as amended and restated effective as of January 1, 1990) or (ii) Article 15 of the RIP (as amended and restated effective as of January 1, 1987).

(b)                                 “Disabled Participant” means a Retiree whose separation date occurred while he was receiving disability benefits under an LTD Plan.

(c)                                  “Eligible Recipient” means each individual listed in Section 26.2.

(d)                                 “LTD Plan” means a long-term disability benefits plan maintained by an Employer or its Affiliates.

(e)                                  “Preretirement Spouse” means a Spouse (1) of a Retiree who died prior to the commencement of his retirement benefit and (2) who qualified for the spousal preretirement death benefit under the MRP, RIP or PSI Plan, as applicable.

(f)                                    “Retiree” means a participant of the MRP, RIP or PSI Plan, as applicable, whose Actual Separation Date occurred on or after his Early Retirement Date (as such term is defined in the MRP, RIP or PSI Plan), provided, however, that the term “Retiree” shall not include any participant who received benefits under a special early retirement window program (including but not limited to the Special Retirement Option under the PSI Plan, the 1989 Voluntary Work Force Reduction Plan, the 1992 Voluntary Early Retirement Program or the 1992 Involuntary Reduction in Force).  In the event that a participant of the MRP, RIP or PSI Plan, as applicable, had more than one Actual Separation Date, for purposes of this Article 26 the participant’s first Actual Separation Date that occurs on or after his Early Retirement Date (as such term is defined in the MRP, RIP or PSI Plan) shall be the relevant Actual Separation Date.

26.4         Code Section 415 Limits

Notwithstanding Section 26.1, the amount thereunder shall be subject to the limitations of Section 4.6 (Maximum Pension).

26.5         Miscellaneous

(a)                                  No benefit amount shall be increased more than one time pursuant to the provisions of this Article 26.

(b)                                 The increase in Section 26.1 shall not be guaranteed by the Group Annuity Contract.

(c)                                  No alternate payee under a Qualified Domestic Relations Order shall be entitled to an increase pursuant to the provisions of this Article 26 unless such Qualified Domestic Relations Order specifically requires such increase, in which case the alternate payee’s Applicable Percentage, if any, shall be the same as his or her former spouse’s Applicable Percentage, which shall be determined under Section 26.2 of the Plan.

Cinergy Corp. has caused this document to be executed by its duly authorized officer.

By:
Timothy J. Verhagen
Vice President
Human Resources

Date:12/20/02

CINERGY CORP. NON-UNION EMPLOYEES’ PENSION PLAN

(As Amended And Restated Effective January 1, 2003)

ADDENDUM

EGTRRA and 401(a)(9) MODEL PROVISIONS

PREAMBLE

1.             Adoption and effective date of Addendum.  This Addendum of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”).  This Addendum is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.  Except as otherwise provided, this Addendum shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

2.             Supersession of inconsistent provisions.  This Addendum shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Addendum.

SECTION 1.  LIMITATIONS ON BENEFITS.

1.             Effective date.  This section shall be effective for limitation years ending after December 31, 2001.

2.             Effect on participants.  Benefit increases resulting from the increase in the limitations of Code subsection 415(b) will be provided to all employees participating in the Plan who have one hour of service on or after the first day of the first limitation year ending after December 31, 2001.

3.             Definitions.

3.1           Defined benefit dollar limitation.  The “defined benefit dollar limitation” is $160,000, as adjusted, effective January 1 of each year, under Code subsection 415(d) in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity.  A limitation as adjusted under Code subsection 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies.

3.2           Maximum permissible benefit:  The “maximum permissible benefit” is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required in (a) and, if applicable, in (b) or (c) below).

(a)           If the participant has fewer than 10 years of participation in the Plan, the defined benefit dollar limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10.  In the case of a participant who has fewer than 10 years of service with the employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the employer and (ii) the denominator of which is 10.

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(b)           If the benefit of a participant begins prior to age 62, the defined benefit dollar limitation applicable to the participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the participant at age 62 (adjusted under (a) above, if required).  The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (i) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for equivalence of early retirement benefits and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate and the applicable mortality table under Code subsection 417(e) as prescribed from time to time by the Secretary of the Treasury (for distributions with Annuity Starting Dates after December 30, 2002 the mortality table prescribed in Revenue Ruling 2001–62).  Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph (b) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the participant.  If any benefits are forfeited upon death, the full mortality decrement is taken into account.

(c)           If the benefit of a participant begins after the participant attains age 65, the defined benefit dollar limitation applicable to the participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the participant at age 65 (adjusted under (a) above, if required).  The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for equivalence of delayed retirement benefits and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate assumption and the applicable mortality table under Code subsection 417(e) as prescribed from time to time by the Secretary of the Treasury (for distributions with Annuity Starting Dates after December 30, 2002 the mortality table prescribed in Revenue Ruling 2001–62).  For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

SECTION 2.  INCREASE IN COMPENSATION LIMIT

1.             Increase in limit.  The annual compensation of each participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000.  Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period).  For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, the annual compensation limit for determination periods beginning before January 1, 2002, shall be $200,000.

2.             Cost-of-living adjustment.  The $200,000 limit on annual compensation in paragraph 1 shall be adjusted for cost-of-living increases in accordance with Code subparagraph 401(a)(17)(B).  The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

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SECTION 3.  MODIFICATION OF TOP-HEAVY RULES

1.             Effective date.  This section shall apply for purposes of determining whether the Plan is a top-heavy plan under Code subsection 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code subsection 416(c) for such years.  This section amends Article 23 of the Plan.

2.             Determination of top-heavy status.

2.1           Key employee.  Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Code paragraph 416(i)(1) for Plan Years beginning after December 31, 2002), a 5–percent owner of the employer, or a 1–percent owner of the employer having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of Code paragraph 415(c)(3).  The determination of who is a key employee will be made in accordance with Code paragraph 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

2.2           Determination of present values and amounts.  This Section 2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

2.2.1        Distributions during year ending on the determination date.  The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code paragraph 416(g)(2) during the 1–year period ending on the determination date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code clause 416(g)(2)(A)(i).  In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5–year period” for “1–year period.”

2.2.2        Employees not performing services during year ending on the determination date.  The accrued benefits and accounts of any individual who has not performed services for the employer during the 1–year period ending on the determination date shall not be taken into account.

3.             Minimum benefits.  For purposes of satisfying the minimum benefit requirements of Code paragraph 416(c)(1) and the Plan, in determining years of service with the employer, any service with the employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Code subsection 410(b)) no key employee or former key employee.

SECTION 4.  DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

1.             Effective date.  This section shall apply to distributions made after December 31, 2001.

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2.             Modification of definition of eligible retirement plan.  For purposes of the direct rollover provisions in Section 8.7 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Code subsection 403(b) and an eligible plan under Code subsection 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.  The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code subsection 414(p).

3.             Modification of definition of eligible rollover distribution to include after-tax employee contributions.  For purposes of the direct rollover provisions in Section 8.7 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be paid only to an individual retirement account or annuity described in Code subsections 408(a) or (b), or to a qualified defined contribution plan described in Code subsections 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

SECTION 5.           MINIMUM DISTRIBUTION REQUIREMENTS

1.             General Rules.

1.1           Effective Date.  The provisions of this Section will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2           Precedence.  The requirements of this Section will take precedence over any inconsistent provisions of the plan.

1.3           Requirements of Treasury Regulations Incorporated.  All distributions required under this Section will be determined and made in accordance with the Treasury regulations under Code paragraph 401(a)(9).

1.4           TEFRA Section 242(b)(2) Elections.  Notwithstanding the other provisions of this article, other than Subsection 1.3, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the plan that relate to section 242(b)(2) of TEFRA.

2.             Time and Manner of Distribution.

2.1           Required Beginning Date.  The participant’s entire interest will be distributed, or begin to be distributed, to the participant no later than the participant’s required beginning date.

2.2           Death of Participant Before Distributions Begin.  If the participant dies before distributions begin, the participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

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(a)           If the participant’s surviving spouse is the participant’s sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

(b)           If the participant’s surviving spouse is not the participant’s sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

(c)           If there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, the participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

(d)           If the participant’s surviving spouse is the participant’s sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this Subsection 2.2, other than Subsection 2.2(a), will apply as if the surviving spouse were the participant.

For purposes of this Subsection 2.2 and Subsection 5, distributions are considered to begin on the participant’s required beginning date (or, if Subsection 2.2(d) applies, the date distributions are required to begin to the surviving spouse under Subsection 2.2(a)).  If annuity payments irrevocably commence to the participant before the participant’s required beginning date (or to the participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Subsection 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3           Form of Distribution.  Unless the participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Subsections 3, 4 and 5.  If the participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code paragraph 401(a)(9) and the Treasury regulations.  Any part of the participant’s interest which is in the form of an individual account described in Code subsection 414(k) will be distributed in a manner satisfying the requirements of Code paragraph 401(a)(9) of the Code and the Treasury regulations that apply to individual accounts.

3.             Determination of Amount to be Distributed Each Year.

3.1           General Annuity Requirements.  If the participant’s interest is paid in the form of annuity distributions under the plan, payments under the annuity will satisfy the following requirements:

(a)           the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

(b)           the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Subsection 4 or 5;

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(c)           once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

(d)           payments will either be nonincreasing or increase only as follows:

(1)           by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

(2)           to the extent of the reduction in the amount of the participant’s payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in Subsection 4 dies or is no longer the participant’s beneficiary pursuant to a qualified domestic relations order within the meaning of Code subsection 414(p);

(3)           to provide cash refunds of employee contributions upon the participant’s death; or

(4)           to pay increased benefits that result from a plan amendment.

3.2           Amount Required to be Distributed by Required Beginning Date.  The amount that must be distributed on or before the participant’s required beginning date (or, if the participant dies before distributions begin, the date distributions are required to begin under Subsection 2.2(a) or (b)) is the payment that is required for one payment interval.  The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year.  Payment intervals are the periods for which payments are received, e.g., bi–monthly, monthly, semi-annually, or annually.  All of the participant’s benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the participant’s required beginning date.

3.3           Additional Accruals After First Distribution Calendar Year.  Any additional benefits accruing to the participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

4.             Requirements For Annuity Distributions That Commence During Participant’s Lifetime.

4.1           Joint Life Annuities Where the Beneficiary Is Not the Participant’s Spouse.  If the participant’s interest is being distributed in the form of a joint and survivor annuity for the joint lives of the participant and a nonspouse beneficiary, annuity payments to be made on or after the participant’s required beginning date to the designated beneficiary after the participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the participant using the table set forth in Q&A-2 of section 1.401(a)(9)-6T of the Treasury regulations.  If the form of distribution combines a joint and survivor annuity for the joint lives of the participant and a nonspouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain.

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4.2           Period Certain Annuities.  Unless the participant’s spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the participant’s lifetime may not exceed the applicable distribution period for the participant under the Uniform Lifetime Table set forth in section 1.401(a)(9)–9 of the Treasury regulations for the calendar year that contains the annuity starting date.  If the annuity starting date precedes the year in which the participant reaches age 70, the applicable distribution period for the participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in section 1.401(a)(9)–9 of the Treasury regulations plus the excess of 70 over the age of the participant as of the participant’s birthday in the year that contains the annuity starting date.  If the participant’s spouse is the participant’s sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the participant’s applicable distribution period, as determined under this section 4.2, or the joint life and last survivor expectancy of the participant and the participant’s spouse as determined under the Joint and Last Survivor Table set forth in section 1.401(a)(9)–9 of the Treasury regulations, using the participant’s and spouse’s attained ages as of the participant’s and spouse’s birthdays in the calendar year that contains the annuity starting date.

5.             Requirements For Minimum Distributions Where Participant Dies Before Date Distributions Begin.

5.1           Participant Survived by Designated Beneficiary.  If the participant dies before the date distribution of his or her interest begins and there is a designated beneficiary, the participant’s entire interest will be distributed, beginning no later than the time described in Subsection 2.2(a) or (b), over the life of the designated beneficiary or over a period certain not exceeding:

(a)           unless the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary using the beneficiary’s age as of the beneficiary’s birthday in the calendar year immediately following the calendar year of the participant’s death; or

(b)           if the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary using the beneficiary’s age as of the beneficiary’s birthday in the calendar year that contains the annuity starting date.

5.2           No Designated Beneficiary.  If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, distribution of the participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

5.3           Death of Surviving Spouse Before Distributions to Surviving Spouse Begin.  If the participant dies before the date distribution of his or her interest begins, the participant’s surviving spouse is the participant’s sole designated beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this section 5 will apply as if the surviving spouse were the participant, except that the time by which distributions must begin will be determined without regard to Subsection 2.2(a).

7

6.             Definitions.

6.1           Designated beneficiary.  The individual who is designated as the beneficiary under Section 1.16 of the Plan and is the designated beneficiary under Code paragraph 401(a)(9) and section 1.401(a)(9)–1, Q&A–4, of the Treasury regulations.

6.2           Distribution calendar year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant’s required beginning date.  For distributions beginning after the participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Subsection 2.2.

6.3           Life expectancy.  Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)–9 of the Treasury regulations.

6.4           Required beginning date.  The date specified in Section 8.6 (Required Payment of Benefits) of the Plan.

8

ADDENDUM A

Cinergy Corp. Non-Union Employees’

Pension Plan

I.              PSI PENSION FORMULAS

The five remaining basic pension formulas used to determine benefits under the PSI Plan are as follows:

A.            PSI Normal Retirement Pension Formula 1

The Annual Pension computed under PSI Pension Formula 1 equals (1) 1.1 percent of the Participant’s PSI Highest Average Earnings, plus (2) 0.5 percent of the amount by which his PSI Highest Average Earnings exceed his applicable PSI Covered Compensation, multiplied by the number of his Years of Participation accrued as of December 31, 1997, up to a maximum of 35.

B.            PSI Normal Retirement Pension Formula 2

The Annual Pension computed under PSI Pension Formula 2 equals the excess of:

(1)                                  1-2/3 percent of the Participant’s PSI Highest Average Earnings, multiplied by the number of his Years of Participation not in excess of 30; over

(2)                                  1-2/3 percent of the Participant’s Annual Primary Social Security Amount that he is expected to be entitled to receive either at his Normal Retirement Date or at his Disability Date if his disability continues to his Normal Retirement Date, in any event multiplied by the number of his Years of Participation not in excess of 30.

C.            PSI Normal Retirement Pension Formula 3

The Annual Pension computed under PSI Pension Formula 3 equals the excess of:

(1)                                  2 percent of the Participant’s PSI Highest Average Earnings, multiplied by the number of his Years of Participation not in excess of 25, over

1

(2)                                  2 percent of the Participant’s Annual Primary Social Security Amount that he is expected to be entitled to receive either upon the attainment of age 62 on the assumption that he receives no “wages” or “remuneration,” as defined in the Social Security Act, between December 31, 1989 (December 31, 1988, for a Highly Compensated Participant), and his attainment of age 62, or if he is still employed by his Employer on or after his attainment of age 62, as of the earlier of December 31, 1989 (December 31, 1988, for a Highly Compensated Participant), or his Normal Retirement Date, or at his Disability Date if his disability continues up until the date otherwise determined under this Paragraph (2), in any event multiplied by the number of his Years of Participation not in excess of 25.

D.            PSI Terminated Vested Pension Formula 5

The Annual Pension computed under PSI Pension Formula 5 equals the excess of:

(1)                                  2 percent of the Participant’s PSI Highest Average Earnings, multiplied by the number of his Years of Participation not in excess of 25, over

(2)                                  a fraction, the numerator of which is his actual Years of Participation and the denominator of which is the Years of Participation he would have accumulated at his Normal Retirement Date if during each year after December 31, 1989 (December 31, 1988, for a Highly Compensated Participant), he had completed at least 2,000 Hours of Service, of 50 percent of the Participant’s Annual Primary Social Security Amount that he is entitled to receive upon the attainment of age 60 on the assumption that his rate of Earnings as of December 31, 1989 (December 31, 1988, for a Highly Compensated Participant), had continued unchanged until age 60.

2

E.             PSI Terminated Vested Pension Formula 6

The Annual Pension computed under PSI Pension Formula 6 equals the excess of:

(1)                                  1-2/3 percent of the Participant’s PSI Highest Average Earnings, multiplied by the number of his Years of Participation not in excess of 30; over

(2)                                  a fraction, the numerator of which is his actual Years of Participation and the denominator of which is the Years of Participation he would have accumulated at his Normal Retirement Date if during each year after December 31, 1989 (December 31, 1988, for a Highly Compensated Participant), he had completed at least 2,000 Hours of Service, of 50 percent of the Participant’s Annual Primary Social Security Amount that he is entitled to receive upon the attainment of age 60 on the assumption that his rate of Earnings as of December 31, 1989 (December 31, 1988, for a Highly Compensated Participant), had continued unchanged until age 60.

II.            General Method of Computing Accrued Benefit Under the PSI Plan for Normal Retirement

(a)                                  Subject to the following provisions of this Section, the amount of the accrued benefit under the PSI Plan as of December 31, 1997, of a Participant who was a participant in the PSI Plan as of December 31, 1997, will be computed under PSI Pension Formula 1.

(b)                                 Notwithstanding any other provisions of this Section, the accrued benefit under the PSI Plan as of December 31, 1997, of a Participant who became a participant in the PSI Plan prior to May 1, 1970, will not be less than the amount computed under PSI Pension Formula 3 as of the following date:

(1)                                  December 31, 1989, with respect to an Employee who is not a Highly Compensated Participant; or

(2)                                  December 31, 1988, with respect to a Highly Compensated Participant.

3

(c)                                  Notwithstanding any other provisions of this Section, the accrued benefit under the PSI Plan as of December 31, 1997, of a Participant who became a participant in the PSI Plan on or after May 1, 1970, will not be less than the amount computed under PSI Pension Formula 2 as of the following date:

(1)                                  December 31, 1989, with respect to an Employee who is not a Highly Compensated Participant; or

(2)                                  December 31, 1988, with respect to a Highly Compensated Participant.

III.           PSI Definitions

The capitalized terms will have the meanings set forth in the Plan.  In addition, the following words and phrases have the meanings set forth in this Addendum:

(a)                                  “Annual Primary Social Security Amount” means, with respect to a Participant, the annual amount available under the provisions of Title II of the Social Security Act as in effect on December 31, 1989 (December 31, 1988, for a Highly Compensated Participant), determined without regard to any increases in benefit levels, wage base increases, or changes in the types of benefits that take effect after that date, but including any recomputation in benefits due solely to the Participant’s “wages” and “remuneration,” as defined in the Social Security Act, in calendar year 1989 or 1988, whichever is applicable.

(b)                                 “Disability Date” means, with respect to a Participant who participated in the PSI Plan, the date the Participant is determined to be totally disabled by reason of a particular disability under PSI’s Long Term Disability Plan, as amended from time to time.

(c)                                  “Nine Months of Elapsed Time Service” means, with respect to a Participant who participated in the PSI Plan, the nine consecutive month period commencing on his Employment Commencement Date, provided that the Employee does not in that period incur

4

a Severance from Service that is part of a Break in Service; or, the nine consecutive month period commencing on the Employee’s Reemployment Commencement Date (or successive Reemployment Commencement Dates), provided that the Employee does not in that period incur a Severance from Service that is part of a Break in Service.  If the Employee does not incur a Severance from Service during the applicable nine consecutive month period, then the Employee shall be deemed to have completed Nine Months of Elapsed Time Service as of the last day of the nine consecutive month period.

(d)                                 “Normal Retirement Date” means, with respect to each Participant who participated in the PSI Plan, the first day of the calendar month coincident with or following (a) his 65th birthday, or (b) the fifth anniversary date of his employment, whichever is later.

(e)                                  “Participation Commencement Date” means, with respect to an Employee who was a participant in the PSI Plan prior to January 1, 1989, the date the Employee became a participant under the PSI Plan’s terms as they existed prior to January 1, 1990, and with respect to an Employee who was not a participant in the PSI Plan prior to January 1, 1989, the later of (a) January 1, 1989, or (b) the first day of the calendar month coincident with or following the date the Employee first completes Nine Months of Elapsed Time Service and has attained his 21st birthday; provided that on the later date he is classified by his Employer as an Employee.  If an Employee has completed Nine Months of Elapsed Time Service and has attained his 21st birthday, but is not classified by his Employer as an Employee on the later date, his “Participation Commencement Date” shall be the first day of the calendar month coincident with or following the first day after the later date on which he is classified by his Employer as an Employee.

(f)                                    “PSI Covered Compensation” means, with respect to a Participant who participated in the PSI Plan as of December 31, 1997, the average (without indexing) of the annual Social Security taxable wage bases under the Social Security Act for each year during the 35 calendar years ending with the last day of the calendar year in which the Participant attains his Social Security Retirement Age, but no later than December 31, 1997.

(g)                                 “PSI Highest Average Earnings” means, with respect to a Participant who participated in the PSI Plan as of December 31, 1997, the Participant’s highest average annual Earnings for any three consecutive calendar years out of the Participant’s 10 or fewer years of participation under the PSI Plan ending on

5

December 31, 1997.  If Earnings for any Plan Year beginning before January 1, 1994 are taken into account in determining a Participant’s PSI Highest Average Earnings, the Earnings for that Plan Year will be subject to the limitation of Code paragraph 401(a)(17) that was in effect for that Plan Year and the Participant’s Nonforfeitable Annual Pension will not be less than the Participant’s accrued benefit under the PSI Plan as of December 31, 1993.

(h)                                 “Years of Participation” means, with respect to each Participant who participated in the PSI Plan as of December 31, 1997, the sum of the following whole and fractional years:

(1)                                  with respect to the period prior to January 1, 1976, the number of years (to the last completed 1/12th year) of his “participating service” (as defined in the PSI Plan as in effect on December 31, 1975, except that the last sentence of Section 1.6 of the PSI Plan will not apply) as of January 1, 1976; plus

(2)                                  with respect to each Plan Year of his participation in the PSI Plan on or after January 1, 1976, and before January 1, 1998 (excluding the Plan Years in which his Participation Commencement Date and his Reemployment Commencement Date, if applicable, occur, to the extent one or both of those dates are on or after January 1, 1976), one Year of Participation if he completes at least 2,000 Hours of Service during that Plan Year; otherwise, a fraction of a Year of Participation, the numerator of which is the number of Hours of Service which he completes during a Plan Year and the denominator of which is 2,000; provided, however, that if he completes less than 1,000 Hours of Service during a Plan Year, no portion of a Year of Participation will be granted; plus

(3)                                  with respect to the Plan Years during which his Participation Commencement Date and/or his Reemployment Commencement Date, if applicable, occur, to the extent one or both of the dates occur on or after January 1, 1976, and before January 1, 1998, either one Year of Participation, or, if the month and day of his

6

Participation Commencement Date or Reemployment Commencement Date within the Plan Year is after January 1, a fraction thereof, the numerator of which is the number of complete calendar months in that Plan Year during which he is a participant in the PSI Plan and the denominator of which is 12.  However, if the number of Hours of Service that he completes as a participant in the PSI Plan during the respective Plan Year is less than the product of 166-2/3 multiplied by the number of complete calendar months during which he is a participant in the PSI Plan in the Plan Year, then the Year of Participation, or fraction thereof, as otherwise determined pursuant to this Paragraph (c), will be multiplied by the ratio of the number of Hours of Service that he completes as a participant in the PSI Plan during the Plan Year to 166-2/3 multiplied by the number of complete calendar months during which he is a participant in the PSI Plan in the Plan Year.  If the number of Hours of Service that he completes as a PSI Plan participant during the Plan Year is less than the product of 83-1/3 multiplied by the number of complete calendar months during which he is a PSI Plan participant in the Plan Year, no portion of a Year of Participation shall be granted.

With respect to any Plan Year wholly or partially included in a calendar year used to calculate the Participant’s PSI Plan Highest Average Earnings, if the PSI Plan participant fails to complete at least 2,000 Hours of Service during that Plan Year, then, in lieu of any fraction of a Year of Participation as otherwise determined under either Paragraph (b) or Paragraph (c), the PSI Plan participant will be granted a fraction of a Year of Participation:  the numerator of which is equal to the sum of the number of Hours of Service which the PSI Plan participant completes as a PSI Plan participant during those calendar months of the Plan Year that are not included in that calendar year, and the greater of (A) the number of Hours of Service that the PSI Plan participant completes during those calendar months of the Plan Year that are included in such calendar year or (B) the product of 166-2/3 multiplied by the number of calendar months of the Plan Year that are included in the calendar year; and the denominator of which is 2,000.  A PSI Plan participant’s Years of Participation will be adjusted, if necessary, pursuant to Section 4.5

7

(Special Adjustments) or Section 4.8 (Benefits Adjustment for Participants Covered by Certain Programs) of the PSI Plan.

8

ADDENDUM B

Cinergy Corp. Non-Union Employees’ Pension Plan

I.              MRP Normal Retirement Formula

A Participant’s annual accrued benefit computed under the MRP Normal Retirement Formula as of December 31, 1997, equals 1.3 percent of the Participant’s MRP Final Average Compensation, plus .35 percent of MRP Final Average Compensation in excess of MRP Covered Compensation multiplied times the Participant’s Years of Accredited Service to and including 30 years; plus .1 percent of the Participant’s MRP Final Average Compensation times the Participant’s Years of Accredited Service in excess of 30 years.

II.            RIP Normal Retirement Formula

A Participant’s annual accrued benefit computed under the RIP Normal Retirement Formula as of December 31, 1997, equals 57 percent of the Participant’s RIP Final Average Compensation reduced by one-half of his or her Primary Social Security Benefit.  If the Participant has less than 30 Years of Accredited Service as of December 31, 1997, the amount will be further reduced by 1/30 for each full year less than 30 years.  If the Participant has more than 30 Years of Accredited Service as of December 31, 1997, the amount will be increased by $6.00 for each Year of Accredited Service over 30 years.

III.           MRP and RIP Definitions

For purposes of the MRP and RIP formulas, the capitalized terms will have the meanings set forth in the Plan.  In addition, the following words and phrases will have the meanings set forth in this Addendum:

(a)                                  “CG&E Service” means, with respect to an Employee, the period of time during which the employment relationship exists between the Employee and CG&E on or before December 31, 1997, the length of which is determined as follows:

(1)                                  An Employee will be credited with CG&E Service for the period of time beginning with his Employment Commencement Date and ending on December 31, 1997.

1

(2)                                  An Employee will be credited with CG&E Service for each Period of Credited Severance occurring on or before December 31, 1997.

(3)                                  An Employee will be credited with CG&E Service for any period of service with a related company (as determined under Code subsections 414(b), (c), and (m)), which will be determined as if he had been employed by CG&E during that period.

(4)                                  In determining an Employee’s total CG&E Service for purposes of the MRP or RIP, all periods of CG&E Service that are credited to the Employee under Paragraphs (1) through (3) above will be aggregated.  In no event will an Employee receive credit more than once for the same period of CG&E Service.  For purposes of determining an Employee’s total CG&E Service, the Employee will be credited with one month of CG&E Service for each month during which he is credited with at least one Hour of Service.  Those total months of CG&E Service will then be rounded up to the next highest number of whole calendar years.

(b)                                 “DCIP” means The Cincinnati Gas & Electric Company Deferred Compensation and Investment Plan.

(c)                                  “MRP Covered Compensation” means, with respect to a Participant who was a participant in the MRP as of December 31, 1997, the average (without indexing) of the annual Social Security taxable wage bases under the Social Security Act for each year during the 35 calendar years ending with the last day of the calendar year in which the Participant attains his Social Security Retirement Age, but no later than December 31, 1997.

(d)                                 “MRP Final Average Compensation” means, with respect to a Participant who was a participant in the MRP as of December 31, 1997, the average of the five consecutive calendar years of compensation as defined in (1) below, that produce the highest average within the 10 calendar years ending on December 31, 1997.

(1)                                  For purposes of this definition, “compensation” means the annual rate of base pay determined on July 1 of each year prior to 1998.  For these purposes, base pay is the wage or salary assigned to each specific job title

2

or position.  Base pay does not include overtime, bonuses, severance, or any other special pay.  Base pay, however, shall include deferred compensation contributions (as that term is defined under the DCIP and SIP) and will also include any other elective contribution made by CG&E to a plan covered by Code section 125, which contribution is not included in the gross income of the MRP participant.  If compensation for any Plan Year beginning before January 1, 1994, is taken into account in determining an MRP participant’s MRP Final Average Compensation, the compensation for that Plan Year will be subject to the limitation of Code paragraph 401(a)(17) that was in effect for that year and the Participant’s Nonforfeitable Annual Pension will not be less than the Participant’s accrued benefit under the MRP as of December 31, 1993.

(2)                                  For purposes of this definition, an MRP participant’s base pay will be converted to an annual rate of compensation using the formula appropriate to the MRP participant’s base pay, as follows:

(A)                              Semi-monthly rate.  The annual compensation for an MRP participant paid on a semi-monthly basis is 24 times the participant’s July 1 semi-monthly base pay.

(B)                                Monthly rate.  The annual compensation for an MRP participant paid on a monthly basis is 12 times the participant’s July 1 monthly base pay.

(C)                                Hourly rate.  The annual compensation for an MRP participant paid on an hourly basis is 2,080 times the participant’s July 1 hourly base pay.

(D)                               Weekly rate.  The annual compensation for an MRP participant paid on a weekly basis is 52 times the participant’s weekly base pay.

(3)                                  The compensation of an MRP participant who has no salary or wage rate on July 1 of a calendar year because he is on an unpaid leave of absence or temporary suspension will be calculated using his latest rate of pay prior to

3

July 1 of that year, if the MRP participant returns to active employment before his Severance from Service Date.  If the MRP participant is on unpaid leave or suspension on July 1 of a year, and the participant does not return to active employment before his Severance from Service Date, his compensation for that calendar year will be zero.

(e)                                  “Primary Social Security Benefit” means the primary federal old age insurance benefit estimated by the Committee that is, or would be, payable to an RIP participant at age 65 based on the federal Social Security Act in effect on December 31, 1997.

The Primary Social Security Benefit of an RIP participant who had not attained age 65 by December 31, 1997, will be determined by assuming that he continued to receive compensation after December 31, 1997, at the rate of compensation in effect immediately prior to that, to age 55, and zero compensation from age 55 thereafter until age 65.

If an RIP participant was hired after 1950, he will be provided with written notice of his right to supply actual pre-employment earnings history, or the financial consequences of failing to supply such history, and that the RIP participant can obtain his actual earnings history on a year-by-year basis from the Social Security administration.

If an RIP participant whose pre-CG&E employment earnings history was estimated supplies documentation from the Social Security administration of his actual year-by-year earnings history, the RIP participant’s Primary Social Security Benefit that previously was estimated will be recalculated using actual pre-CG&E employment earnings.  Such documentation must be supplied no later than 6 months following the later of:

(1)                                  the date of the RIP participant’s termination of employment (by retirement or otherwise), or

(2)                                  the date that the RIP participant is notified of the benefit to which he is entitled.

4

(f)                                    “RIP Final Average Compensation” means, with respect to a Participant who was a participant in the RIP as of December 31, 1997, the average of the four consecutive calendar years of compensation, as defined in (1) below, that produce the highest average within the 10 calendar years ending on December 31, 1997.

(1)                                  For purposes of this definition, “compensation” means the annual rate of base pay determined on July 1 of each year prior to 1998.  For these purposes, base pay is the wage or salary assigned to each specific job title or position.  Base pay does not include overtime, bonuses, severance, or any other special pay.  Base pay, however, will include deferred compensation contributions (as that term is defined under the DCIP and SIP) and will also include any other elective contribution made by CG&E to a plan covered by Code section 125, which contribution is not included in the gross income of the RIP participant.  If compensation for any Plan Year beginning before January 1, 1994, is taken into account in determining an RIP Participant’s RIP Final Average Compensation, the compensation for that Plan Year will be subject to the limitation of Code paragraph 401(a)(17) that was in effect for that year and the Participant’s Nonforfeitable Annual Pension will not be less than the Participant’s accrued benefit under the RIP as of December 31, 1993.

(2)                                  For purposes of this definition, an RIP participant’s base pay will be converted to an annual rate of compensation using the formula appropriate to the participant’s base pay, as follows:

(A)                              Semi-monthly rate.  The annual compensation for an RIP participant paid on a semi-monthly basis is 24 times the participant’s July 1 semi-monthly base pay.

(B)                                Monthly rate.  The annual compensation for an RIP participant paid on a monthly basis is 12 times the participant’s July 1 monthly base pay.

5

(C)                                Hourly rate.  The annual compensation for an RIP participant paid on an hourly basis is 2,080 times the participant’s July 1 hourly base pay.

(D)                               Weekly rate.  The annual compensation for an RIP participant paid on a weekly basis is 52 times the participant’s weekly base pay.

(3)                                  The compensation of an RIP participant who has no salary or wage rate on July 1 of a calendar year because he is on an unpaid leave of absence or temporary suspension will be calculated using his latest rate of pay prior to July 1 of that year, if the RIP participant returns to active employment before his Severance from Service Date.  If the RIP participant is on unpaid leave or suspension on July 1 of a year, and the participant does not return to active employment before his Severance from Service Date, his compensation for that calendar year will be zero.

(g)                                 “SIP” means The Cincinnati Gas & Electric Company Savings Incentive Plan.

(h)                                 “Years of Accredited Service” means the number of years equal to the length of the Employee’s CG&E Service on or before December 31, 1997, during which the Employee is treated as a participant in the MRP or RIP.  The calculation of an Employee’s Years of Accredited Service will begin on the first day of the month during which the Employee became eligible to participate in the MRP or the RIP.

6

ADDENDUM C

MRP/RIP 100% Spousal and Contingent Annuitant Benefit

Number Of Full Years The Spouse Or Contingent Annuitant as Born After The Participant	Factor	Number Of Full Years The Spouse Or Contingent Annuitant Was Born After The Participant	Factor
0.911		20.861
1.908		21.859
2.905		22.858
3.902		23.856
4.899		24.855
5.896		25.853
6.893		26.852
7.890		27.851
8.887		28.850
9.885		29.849
10.882		30.848
11.880		31.847
12.877		32.846
13.875		33.845
14.872		34.844
15.870		35.844
16.868		36.843
17.866		37.842
18.864		28.842
19	863	39.841
		40.841

1

Number Of Full Years The Spouse Or Contingent Annuitant Was Born Before The Primary Annuitant	Factor	Number Of Full Years The Spouse Or Contingent Annuitant Was Born Before The Primary Annuitant	Factor
0.911		20.973
1.915		21.975
2.918		22.977
3.922		23.979
4.925		24.981
5.928		25.982
6.932		26.984
7.935		27.985
8.939		28.986
9.942		29.987
10.945		30.988
11.949
12.952
13.955
14.958
15.961
16.963
17.966
18.968
19.971

Morality:	1971 TPF&C Forecast Mortality Table (Employee rate based on 85% male; Contingent Annuitant rate based on 85% female)
Interest:	7.5%
Subsidy:	Factors include a 50% subsidy provided by the Company
Effective:	January 1, 1984

2

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

20.985	.984	.982	.981	.979	.978	.976	.974	.972	.970	.967	.965	.962	.959	.956	.952	20
21.985	.984	.983	.981	.980	.978	.976	.974	.972	.970	.968	.965	.962	.959	.956	.952	21
22.985	.984	.983	.982	.980	.979	.977	.975	.973	.971	.968	.966	.963	.960	.957	.953	22
23.986	.985	.983	.982	.981	.979	.977	.975	.973	.971	.969	.966	.964	.961	.958	.954	23
24.986	.985	.984	.982	.981	.979	.978	.976	.974	.972	.969	.967	.964	.961	.958	.954	24

25.987	.985	.984	.983	.981	.980	.978	.976	.974	.972	.970	.968	.965	.962	.959	.955	25
26.987	.986	.985	.983	.982	.980	.979	.977	.975	.973	.971	.968	.966	.963	.960	.955	26
27.987	.986	.985	.984	.982	.981	.979	.977	.976	.974	.971	.969	.966	.963	.960	.956	27
28.988	.987	.985	.984	.983	.981	.980	.978	.976	.974	.972	.970	.967	.964	.961	.957	28
29.988	.987	.986	.985	.983	.982	.980	.979	.977	.975	.973	.970	.968	.965	.962	.957	29

30.988	.987	.986	.985	.984	.982	.981	.979	.977	.975	.973	.971	.968	.966	.963	.958	30
31.989	.988	.987	.986	.984	.983	.981	.980	.978	.976	.974	.972	.969	.967	.964	.959	31
32.989	.988	.987	.986	.985	.983	.982	.980	.979	.977	.975	.972	.970	.967	.965	.960	32
33.989	.989	.988	.986	.985	.984	.983	.981	.979	.977	.975	.973	.971	.968	.965	.960	33
34.990	.989	.988	.987	.986	.984	.983	.982	.980	.978	.976	.974	.972	.969	.966	.961	34

35.990	.989	.988	.987	.986	.985	.984	.982	.981	.979	.977	.975	.972	.970	.967	.962	35
36.991	.990	.989	.988	.987	.985	.984	.983	.981	.979	.978	.976	.973	.971	.968	.963	36
37.991	.990	.989	.988	.987	.986	.985	.983	.982	.980	.978	.976	.974	.972	.969	.964	37
38.991	.990	.990	.989	.988	.987	.985	.984	.982	.981	.979	.977	.975	.973	.970	.965	38
39.992	.991	.990	.989	.988	.987	.986	.985	.983	.982	.980	.978	.976	.974	.971	.966	39

1

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

	40.992	.991	.990	.990	.989	.988	.986	.985	.984	.982	.981	.979	.977	.974	.972	.967	40
	41.992	.992	.991	.990	.989	.988	.987	.986	.984	.983	.981	.979	.978	.975	.973	.968	41
	42.993	.992	.991	.990	.990	.989	.987	.986	.985	.984	.982	.980	.978	.976	.974	.968	42
	43.993	.992	.992	.991	.990	.989	.988	.987	.986	.984	.983	.981	.979	.977	.975	.969	43
	44.993	.993	.992	.991	.990	.990	.989	.987	.986	.985	.983	.982	.980	.978	.976	.970	44

	45.994	.993	.992	.992	.991	.990	.989	.988	.987	.986	.984	.983	.981	.979	.977	.971	45
	46.994	.993	.993	.992	.991	.990	.990	.989	.987	.986	.985	.983	.982	.980	.978	.972	46
	47.994	.994	.993	.992	.992	.991	.990	.989	.988	.987	.986	.984	.983	.981	.979	.973	47
	48.994	.994	.993	.993	.992	.991	.991	.990	.989	.987	.986	.985	.983	.982	.980	.974	48
	49.995	.994	.994	.993	.992	.992	.991	.990	.989	.988	.987	.986	.984	.983	.981	.975	49

	50.995	.994	.994	.993	.993	.992	.991	.991	.990	.989	.988	.986	.985	.983	.982	.976	50
	51.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.988	.987	.986	.984	.983	.977	51
	52.995	.995	.995	.994	.994	.993	.992	.992	.991	.990	.989	.988	.986	.985	.983	.978	52
	53.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.988	.987	.986	.984	.979	53
	54.996	.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.989	.988	.986	.985	.980	54
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40

PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:	1971 TPF&C Forecast Mortality Table (Pensioner rate based on 85% male; Beneficiary rate based on 85% female)
Interest Rate:	7.5%
Effective:	January 1, 1984
Prepared by:	Towers Perrin

2

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

55.996	.996	.995	.995	.995	.994	.994	.993	.992	.991	.991	.990	.988	.987	.986	.981	55
56.996	.996	.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.988	.987	.982	56
57.997	.996	.996	.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.989	.987	.983	57
58.997	.996	.996	.996	.995	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.984	58
59.997	.997	.996	.996	.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.985	59

60.997	.997	.997	.996	.996	.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.985	60
61.997	.997	.997	.997	.996	.996	.996	.995	.995	.994	.994	.993	.992	.991	.990	.986	61
62.997	.997	.997	.997	.997	.996	.996	.995	.995	.995	.994	.993	.993	.992	.991	.987	62
63.998	.997	.997	.997	.997	.997	.996	.996	.995	.995	.994	.994	.993	.992	.992	.988	63
64.998	.998	.997	.997	.997	.997	.996	.996	.996	.995	.995	.994	.994	.993	.992	989	64

65.998	.998	.998	.997	.997	.997	.997	.996	.996	.996	.995	.995	.994	.993	.993	.989	65
66.998	.998	.998	.998	.997	.997	.997	.997	.996	.996	.996	.995	.995	.994	.993	.990	66
67.998	.998	.998	.998	.998	.997	.997	.997	.997	.996	.996	.995	.995	.994	.994	.991	67
68.998	.998	.998	.998	.998	.998	.997	.997	.997	.997	.996	.996	.995	.995	.994	.991	68
69.998	.998	.998	.998	.998	.998	.998	.997	.997	.997	.997	.996	.996	.995	.995	.992	69

70.999	.998	.998	.998	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	.995	.992	70
71.999	.999	.999	.998	.998	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	.993	71
72.999	.999	.999	.999	.998	.998	.998	.998	.998	.998	.997	.997	.997	.996	.996	.994	72
73.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.998	.997	.997	.997	.996	.994	73
74.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.997	.997	.995	74

3

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

75.999		.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.997	.995	75
76.999		.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.995	76
77.999		.999	.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.996	77
78.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.996	78
79.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.996	79

80.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.997	80
81.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	.998	.997	81
82.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	.997	82
83.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	83
84.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	84

85.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	85
86.999		.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	86
87	1.000	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	87
88	1.000	1.000	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.998	88
89	1.000	1.000	1.000	1.000	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	89
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40

PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:	1971 TPF&C Forecast Mortality Table (Pensioner rate based on 85% male; Beneficiary rate based on 85% female)
Interest Rate:	7.5%
Effective:	January 1, 1984
Prepared by:	Towers Perrin

4

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

20.952	.948	.945	.941	.936	.932	.927	.922	.917	.911	.905	.899	.893	.886	.879	.872	20
21.952	.949	.945	.941	.937	.932	.928	.923	.917	.912	.906	.900	.894	.887	.880	.873	21
22.953	.949	.946	.942	.937	.933	.928	.923	.918	.912	.907	.901	.894	.888	.881	.873	22
23.954	.950	.946	.942	.938	.933	.929	.924	.919	.913	.907	.901	.895	.888	.881	.874	23
24.954	.951	.947	.943	.939	.934	.929	.924	.919	.914	.908	.902	.896	.889	.882	.875	24

25.955	.951	.947	.943	.939	.935	.930	.925	.920	.914	.909	.903	.896	.890	.883	.876	25
26.955	.952	.948	.944	.940	.936	.931	.926	.921	.915	.910	.904	.897	.891	.884	.877	26
27.956	.953	.949	.945	.941	.936	.932	.927	.922	.916	.910	.904	.898	.892	.885	.878	27
28.957	.953	.950	.946	.941	.937	.932	.928	.922	.917	.911	.905	.899	.893	.886	.878	28
29.957	.954	.950	.946	.942	.938	.933	.928	.923	.918	.912	.906	.900	.894	.887	.879	29

30.958	.955	.951	.947	.943	.939	.934	.929	.924	.919	.913	.907	.901	.895	.888	.881	30
31.959	.955	.952	.948	.944	.940	.935	.930	.925	.920	.914	.908	.902	.896	.889	.882	31
32.960	.956	.953	.949	.945	.941	.936	.931	.926	.921	.915	.909	.903	.897	.890	.883	32
33.960	.957	.954	.950	.946	.942	.937	.932	.927	.922	.916	.911	.904	.898	.891	.884	33
34.961	.958	.954	.951	.947	.943	.938	.933	.928	.923	.918	.912	.906	.899	.893	.885	34

35.962	.959	.955	.952	.948	.944	.939	.934	.929	.924	.919	.913	.907	.901	.894	.887	35
36.963	.960	.956	.953	.949	.945	.940	.936	.931	.926	.920	.914	.908	.902	.895	.888	36
37.964	.961	.957	.954	.950	.946	.941	.937	.932	.927	.921	.916	.910	.903	.897	.890	37
38.965	.962	.958	.955	.951	.947	.943	.938	.933	.928	.923	.917	.911	.905	.898	.891	38
39.966	.963	.959	.956	.952	.948	.944	.939	.935	.929	.924	.919	.913	.906	.900	.893	39

5

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

	40.967	.964	.960	.957	.953	.949	.945	.941	.936	.931	.926	.920	.914	.908	.902	.895	40
	41.968	.965	.961	.958	.954	.950	.946	.942	.937	.932	.927	.922	.916	.910	.903	.897	41
	42.968	.966	.963	.959	.956	.952	.948	.943	.939	.934	.929	.923	.918	.912	.905	.898	42
	43.969	.967	.964	.960	.957	.953	.949	.945	.940	.935	.930	.925	.919	.913	.907	.900	43
	44.970	.968	.965	.961	.958	.954	.950	.946	.942	.937	.932	.927	.921	.915	.909	.902	44

	45.971	.969	.966	.963	.959	.956	.952	.948	.943	.939	.934	.929	.923	.917	.911	.904	45
	46.972	.970	.967	.964	.961	.957	.953	.949	.945	.940	.935	.930	.925	.919	.913	.907	46
	47.973	.971	.968	.965	.962	.958	.955	.951	.946	.942	.937	.932	.927	.921	.915	.909	47
	48.974	.972	.969	.966	.963	.960	.956	.952	.948	.944	.939	.934	.929	.923	.917	.911	48
	49.975	.973	.970	.968	.964	.961	.958	.954	.950	.945	.941	.936	.931	.925	.920	.913	49

	50.976	.974	.972	.969	.966	.963	.959	.955	.951	.947	.943	.938	.933	.928	.922	.916	50
	51.977	.975	.973	.970	.967	.964	.961	.957	.953	.949	.945	.940	.935	.930	.924	.918	51
	52.978	.976	.974	.971	.968	.965	.962	.959	.955	.951	.947	.942	.937	.932	.926	.921	52
	53.979	.977	.975	.972	.970	.967	.964	.960	.957	.953	.948	.944	.939	.934	.929	.923	53
	54.980	.978	.976	.974	.971	.968	.965	.962	.958	.954	.950	.946	.941	.937	.931	.926	54
	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55

PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:	1971 TPF&C Forecast Mortality Table (Pensioner rate based on 85% male; Beneficiary rate based on 85% female)
Interest Rate:	7.5%
Effective:	January 1, 1984
Prepared by:	Towers Perrin

6

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

55.981	.979	.977	.975	.972	.969	.966	.963	.960	.956	.952	.948	.944	.939	.934	.928	55
56.982	.980	.978	.976	.973	.971	.968	.965	.962	.958	.954	.950	.946	.941	.936	.931	56
57.983	.981	.979	.977	.975	.972	.969	.966	.963	.960	.956	.952	.948	.943	.939	.933	57
58.984	.982	.980	.978	.976	.973	.971	.968	.965	.962	.958	.954	.950	.946	.941	.936	58
59.985	.983	.981	.979	.977	.975	.972	.969	.966	.963	.960	.956	.952	.948	.943	.939	59

60.985	.984	.982	.980	.978	.976	.974	.971	.968	.965	.962	.958	.954	.950	.946	.941	60
61.986	.985	.983	.981	.979	.977	.975	.972	.970	.967	.964	.960	.957	.953	.948	.944	61
62.987	.986	.984	.982	.981	.978	.976	.974	.971	.968	.965	.962	.959	.955	.951	.946	62
63.988	.987	.985	.983	.982	.980	.978	.975	.973	.970	.967	.964	.961	.957	.953	.949	63
64.989	.987	.986	.984	.983	.981	.979	.977	.974	.972	.969	.966	.963	.959	.956	.952	64

65.989	.988	.987	.985	.984	.982	.980	.978	.976	.973	.971	.968	.965	.961	.958	.954	65
66.990	.989	.988	.986	.985	.983	.981	.979	.977	.975	.972	.970	.967	.964	.960	.957	66
67.991	.990	.988	.987	.986	.984	.982	.981	.979	.976	.974	.971	.969	.966	.962	.959	67
68.991	.990	.989	.988	.987	.985	.984	.982	.980	.978	.976	.973	.971	.968	.965	.961	68
69.992	.991	.990	.989	.988	.986	.985	.983	.981	.979	.977	.975	.972	.970	.967	.964	69

70.992	.992	.991	.990	.988	.987	.986	.984	.982	.981	.979	.976	.974	.972	.969	.966	70
71.993	.992	.991	.990	.989	.988	.987	.985	.984	.982	.980	.978	.976	.974	.971	.968	71
72.994	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.980	.978	.975	.973	.970	72
73.994	.993	.993	.992	.991	.990	.988	.987	.986	.984	.983	.981	.979	.977	.975	.972	73
74.995	.994	.993	.992	.991	.990	.989	.988	.987	.985	.984	.982	.981	.979	.977	.974	74

7

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

	75.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.984	.982	.980	.978	.976	75
	76.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.982	.980	.978	76
	77.996	.995	.995	.994	.993	.992	.992	.991	.990	.988	.987	.986	.985	.983	.981	.979	77
	78.996	.996	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.986	.984	.983	.981	78
	79.996	.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.984	.982	79

	80.997	.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.987	.985	.984	80
	81.997	.997	.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	81
	82.997	.997	.997	.996	.996	.995	.995	.994	.993	.992	.992	.991	.990	.989	.988	.986	82
	83.998	.997	.997	.996	.996	.996	.995	.994	.994	.993	.992	.992	.991	.990	.989	.987	83
	84.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	.993	.992	.991	.991	.990	.989	84

	85.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	.993	.992	.991	.990	.990	85
	86.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	.993	.992	.991	.990	86
	87.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	.993	.992	.991	87
	88.998	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	.993	.992	88
	89.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	.995	.995	.994	.993	.993	89
	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55

PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:	1971 TPF&C Forecast Mortality Table (Pensioner rate based on 85% male; Beneficiary rate based on 85% female)
Interest Rate:	7.5%
Effective:	January 1, 1984
Prepared by:	Towers Perrin

8

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	55	56	57	58	59	60	61	52	63	64	65	66	67	68	69	70	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

20.872	.864	.856	.848	.839	.829	.819	.809	.798	.786	.774	.762	.749	.735	.722	.708	20
21.873	.865	.857	.849	.839	.830	.820	.810	.799	.787	.775	.762	.749	.736	.722	.708	21
22.873	.866	.858	.849	.840	.831	.821	.810	.799	.788	.776	.763	.750	.737	.723	.709	22
23.874	.867	.858	.850	.841	.831	.821	.811	.800	.788	.776	.764	.751	.737	.724	.710	23
24.875	.867	.859	.851	.842	.832	.822	.812	.801	.789	.777	.765	.752	.738	.725	.711	24

25.876	.868	.860	.852	.843	.833	.823	.813	.802	.790	.778	.765	.752	.739	.725	.712	25
26.877	.869	.861	.852	.843	.834	.824	.814	.803	.791	.779	.766	.753	.740	.726	.712	26
27.878	.870	.862	.853	.844	.835	.825	.815	.804	.792	.780	.767	.754	.741	.727	.713	27
28.878	.871	.863	.854	.845	.836	.826	.816	.805	.793	.781	.768	.755	.742	.728	.715	28
29.879	.872	.864	.855	.847	.837	.827	.817	.806	.794	.782	.770	.757	.743	.730	.716	29

30.881	.873	.865	.857	.848	.838	.828	.818	.807	.795	.783	.771	.758	.744	.731	.717	30
31.882	.874	.866	.858	.849	.839	.830	.819	.808	.797	.785	.772	.759	.746	.732	.718	31
32.883	.875	.867	.859	.850	.841	.831	.820	.810	.798	.786	.773	.760	.747	.733	.719	32
33.884	.877	.869	.860	.851	.842	.832	.822	.811	.799	.787	.775	.762	.748	.735	.721	33
34.885	.878	.870	.862	.853	.844	.834	.823	.812	.801	.789	.776	.763	.750	.736	.722	34

35.887	.879	.872	.863	.854	.845	.835	.825	.814	.802	.790	.778	.765	.752	.738	.724	35
36.888	.881	.873	.865	.856	.847	.837	.826	.816	.804	.792	.780	.767	.753	.740	.726	36
37.890	.882	.875	.866	.858	.848	.839	.828	.817	.806	.794	.781	.768	.755	.742	.728	37
38.891	.884	.876	.868	.859	.850	.840	.830	.819	.808	.796	.783	.770	.757	.743	.730	38
39.893	.886	.878	.870	.861	.852	.842	.832	.821	.810	.798	.785	.772	.759	.746	.732	39

9

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	55	56	57	58	59	60	61	52	63	64	65	66	67	68	69	70	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

	40.895	.888	.880	.872	.863	.854	.844	.834	.823	.812	.800	.787	.775	.761	.748	.734	40
	41.897	.889	.882	.874	.865	.856	.846	.836	.825	.814	.802	.790	.777	.764	.750	.736	41
	42.898	.891	.884	.876	.867	.858	.848	.838	.828	.816	.804	.792	.779	.766	.752	.739	42
	43.900	.893	.886	.878	.869	.860	.851	.841	.830	.819	.807	.794	.782	.769	.755	.741	43
	44.902	.895	.888	.880	.872	.863	.853	.843	.832	.821	.809	.797	.784	.771	.758	.744	44

	45.904	.897	.890	.882	.874	.865	.856	.846	.835	.824	.812	.800	.787	.774	.761	.747	45
	46.907	.900	.892	.885	.876	.867	.858	.848	.838	.827	.815	.803	.790	.777	.763	.750	46
	47.909	.902	.895	.887	.879	.870	.861	.851	.841	.829	.818	.806	.793	.780	.767	.753	47
	48.911	.904	.897	.890	.881	.873	.864	.854	.843	.832	.821	.809	.796	.783	.770	.756	48
	49.913	.907	.900	.892	.884	.876	.866	.857	.847	.836	.824	.812	.800	.787	.773	.760	49

	50.916	.909	.902	.895	.887	.878	.869	.860	.850	.839	.827	.815	.803	.790	.777	.763	50
	51.918	.912	.905	.898	.890	.881	.872	.863	.853	.842	.831	.819	.807	.794	.781	.767	51
	52.921	.914	.908	.900	.893	.884	.876	.866	.856	.846	.834	.823	.810	.798	.784	.771	52
	53.923	.917	.910	.903	.896	.888	.879	.870	.860	.849	.838	.826	.814	.801	.788	.775	53
	54.926	.920	.913	.906	.899	.891	.882	.873	.863	.853	.842	.830	.818	.806	.793	.779	54
	55	56	57	58	59	60	61	52	63	64	65	66	67	68	69	70

PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:	1971 TPF&C Forecast Mortality Table (Pensioner rate based on 85% male; Beneficiary rate based on 85% female)
Interest Rate:	7.5%
Effective:	January 1, 1984
Prepared by:	Towers Perrin

10

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	55	56	57	58	59	60	61	52	63	64	65	66	67	68	69	70	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

55.928	.922	.916	.909	.902	.894	.885	.876	.867	.857	.846	.834	.822	.810	.797	.784	55
56.931	.925	.919	.912	.905	.897	.889	.880	.871	.860	.850	.838	.826	.814	.801	.788	56
57.933	.928	.922	.915	.908	.901	.892	.884	.874	.864	.854	.842	.831	.819	.806	.793	57
58.936	.931	.925	.918	.911	.904	.896	.887	.878	.868	.858	.847	.835	.823	.811	.798	58
59.939	.933	.928	.921	.915	.907	.900	.891	.882	.873	.862	.851	.840	.828	.816	.803	59

60.941	.936	.931	.924	.918	.911	.903	.895	.886	.877	.867	.856	.845	.833	.821	.808	60
61.944	.939	.933	.928	.921	.914	.907	.899	.890	.881	.871	.860	.849	.838	.826	.813	61
62.946	.942	.936	.931	.925	.918	.911	.903	.894	.885	.876	.865	.854	.843	.831	.819	62
63.949	.944	.939	.934	.928	.921	.914	.907	.899	.890	.880	.870	.859	.848	.836	.824	63
64.952	.947	.942	.937	.931	.925	.918	.911	.903	.894	.885	.875	.864	.854	.842	.830	64

65.954	.950	.945	.940	.935	.929	.922	.915	.907	.899	.890	.880	.870	.859	.848	.836	65
66.957	.953	.948	.943	.938	.932	.926	.919	.911	.903	.894	.885	.875	.865	.854	.842	66
67.959	.955	.951	.946	.941	.936	.930	.923	.916	.908	.899	.890	.880	.870	.859	.848	67
68.961	.958	.954	.949	.944	.939	.933	.927	.920	.912	.904	.895	.886	.876	.865	.854	68
69.964	.960	.956	.952	.948	.943	.937	.931	.924	.917	.909	.900	.891	.881	.871	.861	69

70.966	.963	.959	.955	.951	.946	.941	.935	.928	.921	.914	.905	.896	.887	.877	.867	70
71.968	.965	.962	.958	.954	.949	.944	.939	.932	.926	.918	.910	.902	.893	.883	.873	71
72.970	.967	.964	.961	.957	.952	.948	.942	.936	.930	.923	.915	.907	.898	.889	.879	72
73.972	.970	.967	.963	.959	.955	.951	.946	.940	.934	.927	.920	.912	.904	.895	.886	73
74.974	.972	.969	.966	.962	.958	.954	.949	.944	.938	.932	.925	.917	.909	.901	.892	74

11

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	55	56	57	58	59	60	61	52	63	64	65	66	67	68	69	70	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

	75.976	.974	.971	.968	.965	.961	.957	.953	.948	.942	.936	.929	.922	.915	.906	.898	75
	76.978	.976	.973	.970	.967	.964	.960	.956	.951	.946	.940	.934	.927	.920	.912	.904	76
	77.979	.977	.975	.973	.970	.966	.963	.959	.954	.950	.944	.938	.932	.925	.917	.909	77
	78.981	.979	.977	.975	.972	.969	.966	.962	.958	.953	.948	.942	.936	.929	.922	.915	78
	79.982	.981	.979	.976	.974	.971	.968	.965	.961	.956	.951	.946	.940	.934	.927	.920	79

	80.984	.982	.980	.978	.976	.973	.971	.967	.964	.960	.955	.950	.944	.938	.932	.925	80
	81.985	.984	.982	.980	.978	.975	.973	.970	.966	.963	.958	.954	.948	.943	.937	.930	81
	82.986	.985	.983	.982	.980	.977	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	82
	83.987	.986	.985	.983	.981	.979	.977	.974	.972	.968	.965	.960	.956	.951	.946	.940	83
	84.989	.987	.986	.985	.983	.981	.979	.977	.974	.971	.967	.963	.959	.955	.950	.944	84

	85.990	.988	.987	.986	.984	.983	.981	.979	.976	.973	.970	.966	.962	.958	.954	.949	85
	86.990	.989	.988	.987	.986	.984	.982	.980	.978	.975	.972	.969	.965	.961	.957	.952	86
	87.991	.990	.989	.988	.987	.986	.984	.982	.980	.977	.975	.972	.968	.965	.960	.956	87
	88.992	.991	.990	.989	.988	.987	.985	.984	.982	.979	.977	.974	.971	.967	.964	.960	88
	89.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.976	.973	.970	.967	.963	89
	55	56	57	58	59	60	61	62	63	64	65	66	67	68	69	70

PENSION WHOSE RETIREMENT AGE IS:

Mortality:	1971 TPF&C Forecast Mortality Table (Pensioner rate based on 85% male; Beneficiary rate based on 85% female)
Interest Rate:	7.5%
Effective:	January 1, 1984
Prepared by:	Towers Perrin

12

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

20.708	.694	.679	.665	.650	.634	.619	.602	.586	.569	.553	.537	.521	.505	.490	.475	20
21.708	.694	.680	.666	.651	.635	.619	.603	.586	.570	.554	.537	.522	.506	.490	.475	21
22.709	.695	.681	.666	.651	.636	.620	.603	.587	.571	.554	.538	.522	.506	.491	.476	22
23.710	.696	.681	.667	.652	.637	.621	.604	.588	.571	.555	.539	.523	.507	.492	.477	23
24.711	.697	.682	.668	.653	.637	.621	.605	.588	.572	.556	.540	.524	.508	.492	.477	24

25.712	.697	.683	.669	.654	.638	.622	.606	.589	.573	.556	.540	.524	.509	.493	.478	25
26.712	.698	.684	.670	.655	.639	.623	.607	.590	.574	.557	.541	.525	.509	.494	.479	26
27.713	.699	.685	.671	.656	.640	.624	.608	.591	.575	.558	.542	.526	.510	.495	.480	27
28.715	.700	.686	.672	.657	.641	.625	.609	.592	.576	.559	.543	.527	.511	.496	.480	28
29.716	.702	.687	.673	.658	.642	.626	.610	.593	.577	.560	.544	.528	.512	.497	.481	29

30.717	.703	.688	.674	.659	.643	.627	.611	.594	.578	.561	.545	.529	.513	.498	.482	30
31.718	.704	.690	.675	.660	.645	.628	.612	.595	.579	.562	.546	.530	.514	.499	.483	31
32.719	.705	.691	.676	.661	.646	.630	.613	.597	.580	.564	.547	.531	.515	.500	.485	32
33.721	.707	.692	.678	.663	.647	.631	.615	.598	.582	.565	.549	.533	.517	.501	.486	33
34.722	.708	.694	.679	.664	.649	.633	.616	.600	.583	.566	.550	.534	.518	.502	.487	34

35.724	.710	.696	.681	.666	.650	.634	.618	.601	.585	.568	.552	.535	.520	.504	.488	35
36.726	.712	.697	.683	.668	.652	.636	.619	.603	.586	.570	.553	.537	.521	.505	.490	36
37.728	.713	.699	.685	.669	.654	.638	.621	.605	.588	.571	.555	.539	.523	.507	.492	37
38.730	.715	.701	.686	.671	.656	.640	.623	.606	.590	.573	.557	.541	.525	.509	.493	38
39.732	.717	.703	.689	.673	.658	.642	.625	.608	.592	.575	.559	.542	.526	.511	.495	39

13

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

	40.734	.720	.705	.691	.676	.660	.644	.627	.611	.594	.577	.561	.544	.528	.513	.497	40
	41.736	.722	.708	.693	.678	.662	.646	.630	.613	.596	.579	.563	.547	.531	.515	.499	41
	42.739	.724	.710	.696	.680	.665	.649	.632	.615	.599	.582	.565	.549	.533	.517	.501	42
	43.741	.727	.713	.698	.683	.667	.651	.635	.618	.601	.584	.568	.551	.535	.519	.504	43
	44.744	.730	.715	.701	.686	.670	.654	.637	.621	.604	.587	.570	.554	.538	.522	.506	44

	45.747	.733	.718	.704	.689	.673	.657	.640	.623	.607	.590	.573	.557	.541	.525	.509	45
	46.750	.736	.721	.707	.692	.676	.660	.643	.626	.610	.593	.576	.560	.543	.527	.512	46
	47.753	.739	.725	.710	.695	.679	.663	.647	.630	.613	.596	.579	.563	.547	.530	.515	47
	48.756	.742	.728	.713	.698	.683	.667	.650	.633	.616	.599	.583	.566	.550	.534	.518	48
	49.760	.746	.732	.717	.702	.686	.670	.654	.637	.620	.603	.586	.570	.553	.537	.521	49

	50.763	.749	.735	.721	.706	.690	.674	.657	.640	.624	.607	.590	.573	.557	.541	.525	50
	51.767	.753	.739	.725	.710	.694	.678	.661	.644	.628	.611	.594	.577	.561	.544	.528	51
	52.771	.757	.743	.729	.714	.698	.682	.665	.649	.632	.615	.598	.581	.565	.548	.532	52
	53.775	.761	.747	.733	.718	.703	.686	.670	.653	.636	.619	.602	.585	.569	.553	.537	53
	54.779	.766	.752	.737	.722	.707	.691	.674	.657	.640	.623	.607	.590	.573	.557	.541	54
	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85

PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:	1971 TPF&C Forecast Mortality Table (Pensioner rate based on 85% male; Beneficiary rate based on 85% female)
Interest Rate:	7.5%
Effective:	January 1, 1984
Prepared by:	Towers Perrin

14

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

55.784	.770	.756	.742	.727	.712	.696	.679	.662	.645	.628	.611	.595	.578	.562	.545	55
56.788	.775	.761	.747	.732	.717	.700	.684	.667	.650	.633	.616	.599	.583	.566	.550	56
57.793	.779	.766	.752	.737	.722	.706	.689	.672	.655	.638	.621	.605	.588	.571	.555	57
58.798	.784	.771	.757	.742	.727	.711	.694	.678	.661	.644	.627	.610	.593	.577	.560	58
59.803	.789	.776	.762	.748	.732	.716	.700	.683	.666	.649	.632	.616	.599	.582	.566	59

60.808	.795	.781	.768	.753	.738	.722	.706	.689	.672	.655	.638	.621	.605	.588	.572	60
61.813	.800	.787	.773	.759	.744	.728	.712	.695	.678	.661	.644	.628	.611	.594	.578	61
62.819	.806	.793	.779	.765	.750	.734	.718	.702	.685	.668	.651	.634	.617	.601	.584	62
63.824	.812	.799	.785	.771	.756	.741	.725	.708	.691	.675	.658	.641	.624	.607	.591	63
64.830	.818	.805	.792	.778	.763	.748	.732	.715	.699	.682	.665	.648	.631	.615	.598	64

65.836	.824	.811	.798	.784	.770	.755	.739	.722	.706	.689	.672	.656	.639	.622	.606	65
66.842	.830	.818	.805	.791	.777	.762	.746	.730	.713	.697	.680	.663	.647	.630	.614	66
67.848	.836	.824	.812	.798	.784	.769	.754	.738	.721	.705	.688	.672	.655	.638	.622	67
68.854	.843	.831	.819	.806	.792	.777	.762	.746	.730	.713	.697	.680	.663	.647	.630	68
69.861	.849	.838	.826	.813	.799	.785	.770	.754	.738	.722	.705	.689	.672	.656	.639	69

70.867	.856	.845	.833	.820	.807	.793	.778	.762	.747	.730	.714	.698	.682	.665	.649	70
71.873	.863	.852	.840	.828	.815	.801	.786	.771	.755	.739	.723	.707	.691	.675	.658	71
72.879	.869	.859	.847	.835	.823	.809	.795	.780	.764	.749	.733	.717	.701	.684	.668	72
73.886	.876	.865	.855	.843	.831	.817	.803	.788	.773	.758	.742	.727	.711	.694	.678	73
74.892	.882	.872	.862	.850	.838	.825	.812	.797	.782	.767	.752	.736	.721	.705	.689	74

15

Addendum D

MRP/RIP 50% Contingent Annuitant Factors

PENSIONER WHOSE RETIREMENT AGE IS:

BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	BENEFICIARY'S AGE AT PENSIONER'S RETIREMENT

	75.898	.889	.879	.869	.858	.846	.834	.820	.806	.792	.777	.762	.746	.731	.715	.699	75
	76.904	.895	.886	.876	.865	.854	.842	.829	.815	.801	.786	.771	.756	.741	.725	.710	76
	77.909	.901	.892	.883	.872	.862	.850	.837	.824	.810	.796	.781	.766	.751	.736	.721	77
	78.915	.907	.898	.889	.880	.869	.858	.845	.832	.819	.805	.791	.776	.762	.747	.731	78
	79.920	.912	.904	.896	.886	.876	.865	.853	.841	.828	.814	.801	.786	.772	.757	.742	79

	80.925	.918	.910	.902	.893	.884	.873	.861	.849	.837	.824	.810	.796	.782	.768	.753	80
	81.930	.923	.916	.908	.900	.891	.880	.869	.858	.846	.833	.820	.807	.793	.779	.764	81
	82.935	.929	.922	.914	.906	.898	.888	.877	.866	.854	.842	.830	.817	.803	.790	.776	82
	83.940	.934	.927	.920	.913	.904	.895	.885	.874	.863	.851	.839	.827	.814	.800	.787	83
	84.944	.939	.932	.926	.919	.911	.902	.892	.882	.871	.860	.849	.836	.824	.811	.798	84

	85.949	.943	.937	.931	.924	.917	.909	.900	.890	.880	.869	.858	.846	.834	.821	.809	85
	86.952	.947	.942	.936	.930	.923	.915	.906	.897	.887	.877	.866	.855	.843	.831	.819	86
	87.956	.951	.946	.941	.935	.928	.921	.913	.904	.895	.885	.875	.864	.853	.841	.829	87
	88.960	.955	.950	.945	.940	.934	.927	.919	.910	.902	.892	.882	.872	.862	.850	.839	88
	89.963	.959	.954	.949	.944	.938	.932	.925	.917	.908	.899	.890	.880	.870	.859	.848	89
	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85

PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:	1971 TPF&C Forecast Mortality Table (Pensioner rate based on 85% male; Beneficiary rate based on 85% female)
Interest Rate:	7.5%
Effective:	January 1, 1984
Prepared by:	Towers Perrin

16

ADDENDUM E

Level Income Option — Factors Using UP84 Mortality and 7.5% Interest

Age	0/12	1/12	2/12	3/12	4/12	5/12	6/12	7/12	8/12	9/12	10/12	11/12

50	0.30410	0.30651	0.30892	0.31133	0.31374	0.31615	0.31856	0.32097	0.32338	0.32579	0.32820	0.33061
51	0.33302	0.33570	0.33837	0.34105	0.34373	0.34641	0.34908	0.35176	0.35444	0.35712	0.35979	0.36247
52	0.36515	0.36813	0.37111	0.37408	0.37706	0.38004	0.38302	0.38600	0.38898	0.39195	0.39493	0.39791
53	0.40089	0.40421	0.40753	0.41085	0.41417	0.41749	0.42080	0.42412	0.42744	0.43076	0.43408	0.43740
54	0.44072	0.44443	0.44814	0.45185	0.45556	0.45927	0.46297	0.46668	0.47039	0.47410	0.47781	0.48152
55	0.48523	0.48938	0.49353	0.49768	0.50184	0.50599	0.51014	0.51429	0.51844	0.52259	0.52675	0.53090
56	0.53505	0.53971	0.54437	0.54903	0.55369	0.55835	0.56301	0.56767	0.57233	0.57699	0.58165	0.58631
57	0.59097	0.59621	0.60146	0.60670	0.61194	0.61719	0.62243	0.62767	0.63292	0.63816	0.64340	0.64865
58	0.65389	0.65980	0.66572	0.67163	0.67755	0.68346	0.68938	0.69529	0.70121	0.70712	0.71304	0.71895
59	0.72487	0.73156	0.73825	0.74494	0.75164	0.75833	0.76502	0.77171	0.77840	0.78509	0.79179	0.79848
60	0.80517	0.81276	0.82035	0.82795	0.83554	0.84313	0.85072	0.85832	0.86591	0.87350	0.88109	0.88869
61	0.89628	0.90492	0.91357	0.92221	0.93085	0.93950	0.94814	0.95678	0.96543	0.97407	0.98271	0.99136
62	1.00000

Mortality:	1971 TPF&C Forecast Mortality Table (85% male rate, 15% female rate)
Interest:	7.5%

1

ADDENDUM F

MRP/RIP Level Income Option Factors

Age	0/12	1/12	2/12	3/12	4/12	5/12	6/12	7/12	8/12	9/12	10/12	11/12

50	0.30906	0.31148	0.31390	0.31632	0.31875	0.32117	0.32359	0.32601	0.32843	0.33085	0.33328	0.33570
51	0.33812	0.34080	0.34349	0.34617	0.34886	0.35154	0.35423	0.35691	0.35960	0.36228	0.36497	0.36765
52	0.37034	0.37332	0.37630	0.37929	0.38227	0.38525	0.38823	0.39122	0.39420	0.39718	0.40016	0.40315
53	0.40613	0.40945	0.41277	0.41608	0.41940	0.42272	0.42604	0.42936	0.43268	0.43599	0.43931	0.44263
54	0.44595	0.44965	0.45335	0.45705	0.46075	0.46445	0.46815	0.47186	0.47556	0.47926	0.48296	0.48666
55	0.49036	0.49450	0.49863	0.50277	0.50690	0.51104	0.51517	0.51931	0.52345	0.52758	0.53172	0.53585
56	0.53999	0.54462	0.54926	0.55389	0.55852	0.56316	0.56779	0.57242	0.57706	0.58169	0.58632	0.59096
57	0.59559	0.60079	0.60599	0.61120	0.61640	0.62160	0.62680	0.63201	0.63721	0.64241	0.64761	0.65282
58	0.65802	0.66388	0.66974	0.67560	0.68146	0.68732	0.69317	0.69903	0.70489	0.71075	0.71661	0.72247
59	0.72833	0.73495	0.74157	0.74818	0.75480	0.76142	0.76804	0.77466	0.78128	0.78789	0.79451	0.80113
60	0.80775	0.81525	0.82274	0.83024	0.83774	0.84524	0.85273	0.86023	0.86773	0.87523	0.88272	0.89022
61	0.89772	0.90624	0.91477	0.92329	0.93181	0.94034	0.94886	0.95738	0.96591	0.97443	0.98295	0.99148
62	1.00000

Mortality:	1971 TPF&C Forecast Mortality Table (85% male rate, 15% female rate)
Interest:	7.5%

1